1933 Act File No. 33-69268
                           1940 Act File No. 811-8042

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  X

      Pre-Effective Amendment No.         .............................

      Post-Effective Amendment No. 15 .................................  X

                                                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          X

      Amendment No.   16   .........................................     X

                           FEDERATED INSURANCE SERIES

               (Exact Name of Registrant as Specified in Charter)

         Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           John W. McGonigle, Esquire,
                           Federated Investors Tower,
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

 _  immediately upon filing pursuant to paragraph (b)
 X  on August 21, 1997, pursuant to paragraph (b)
    60 days after filing pursuant to paragraph (a) (i) on pursuant to paragraph
    (a) (i) 75 days after filing pursuant to paragraph (a)(ii) on _________________ pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has filed with the Securities and Exchange Commission a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940, and:

 X filed the Notice required by that Rule on February 14, 1997; or intends to file the Notice required by that Rule on or about _________________; or during the most recent fiscal year did not sell any securities pursuant to
Rule 24f-2 under the Investment Company Act of 1940, and, pursuant to Rule 24f-2(b)(2), need not file the Notice.

                                                       Copies To:

Matthew G. Maloney, Esquire
Dickstein Shapiro Morin & Oshinsky LLP
2101 L Street, N.W.
Washington, D.C.  20037

                              CROSS REFERENCE SHEET


      This Amendment to the Registration Statement of Federated Insurance Series (formerly, Insurance Management Series), which consists of eight portfolios: (1) Federated American Leaders Fund II, (2) Federated Utility Fund II, (3) Federated Fund for U.S. Government Securities II, (4) Federated High Income Bond Fund II,
(5) Federated Prime Money Fund II, (6) Federated International Equity Fund II,
(7) Federated Growth Stategies Fund II and (8) Federated Equity Income Fund II, relates only to Federated Equity Income Fund II and is comprised of the following:

PART A.         INFORMATION REQUIRED IN A PROSPECTUS.

                                               Prospectus Heading
                                               (Rule 404(c) Cross Reference)

Item 1.           Cover Page...................(1-8) Cover Page.
Item 2.           Synopsis.....................Not applicable.
Item 3.           Condensed Financial
                   Information.................(1-8) Financial Highlights; (1-8)
                                               Performance Information.
Item 4.           General Description of
                   Registrant..................(1-8) General Information; (1-8)
                                               Investment Information; (1-8)
                                               Investment Objectives; (1-8)
                                               Investment Policies; (4,5)
                                               Investment Risks; (1-8)
                                               Investment Limitations.

Item 5.   Management of the Fund.......(1-8) Fund Information; (1-8) Management
                                       of the Fund; (1-8) Distribution of Fund
                                       Shares; (8) Distribution Plan;(1-8)
                                       Administration of the Fund; (3,4,5, 8)
                                       Brokerage Transactions.
Item 6.   Capital Stock and Other
           Securities..................(1-8) Dividends; (1-8) Shareholder
                                       Information; (1-8) Tax Information; (1-8)
                                       Federal Taxes; (1-8) State and Local
                                       Taxes; (1-8) Voting Rights.
Item 7.   Purchase of Securities Being
           Offered.....................(1-8) Net Asset Value; (1-8) Investing
                                        in the Fund; (1-8) Purchases and
                                        Redemptions; (1-8) What Shares Cost.
Item 8.   Redemption or Repurchase.....(1-8) Purchases and Redemptions.
Item 9.   Pending Legal Proceedings    None.

 PART B.        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION.

Item 10.          Cover Page.....................(1-8) Cover Page.
Item 11.          Table of Contents..............(1-8) Table of Contents.
Item 12.          General Information and
                   History                       Not Applicable.
Item 13.          Investment Objectives and
                   Policies......................(1-8) Investment Objectives and
                                                  Policies; (1-8) Investment
                                                  Limitations. (5) Regulatory
                                                  Compliance.
Item 14.          Management of the Fund.........(1-8) Federated Insurance
                                                  Series Management; (1-8)
                                                  Trustees' Compensation;
Item 15.          Control Persons and Principal
                   Holders of Securities         (1-8) Fund Ownership.
Item 16.          Investment Advisory and Other
                   Services......................(1-8) Investment
                                                 Advisory Services;
                                                 (8) Distribution
                                                 Plan;(1-8) Other
                                                 Services;(1-8)
                                                 Fund
                                                 Administration;
                                                 (1-8) Custodian
                                                 and Portfolio
                                                 Accountant;
                                                 (1-5,8) Transfer
                                                 Agent; (6,7)
                                                 Transfer Agent and
                                                 Dividend
                                                 Disbursing Agent;
                                                 (1-8) Independent
                                                 Auditors.
Item 17.          Brokerage Allocation.............(1-8) Brokerage Transactions.
Item 18.          Capital Stock and Other
                   Securities                       Not Applicable.
Item 19.          Purchase, Redemption and Pricing
                  of Securities Being Offered.......(1-8) Purchasing Shares;
                                                    (1-8) Determining Net Asset
                                                     Value.
Item 20.          Tax Status........................(1-8) Tax Status.
Item 21.          Underwriters                      Not Applicable.
Item 22.          Calculation of Performance
                   Data.............................(1-8) Total Return; (1-8)
                                                    Yield; (5) Effective Yield;
                                                    (1-8) Performance
                                                    Comparisons.
Item 23.          Financial Statements..............(1-7) Incorporated by
                                                    reference to the Annual
                                                    Report of Registrant dated
                                                    December 31, 1996 (File Nos.
                                                    33-69268 and 811-8042); (8)
                                                    Filed in Part A.

FEDERATED EQUITY INCOME FUND II

SEMI-ANNUAL REPORT AND SUPPLEMENT TO THE PROSPECTUS DATED APRIL 22, 1997

A. Please insert the following "Financial Highlights" table as page 1 of the stand-alone prospectus and page 8 of the combined prospectus. In addition, please add the headings "Financial Highlights" and "Financial Highlights -- Federated Equity Income Fund II" to the respective Table of Contents.

FINANCIAL HIGHLIGHTS

 (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              PERIOD
                                                                               ENDED
                                                                            (UNAUDITED)
                                                                          JUNE 30, 1997(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                            $10.47
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                            0.11
  Net realized and unrealized gain (loss) on investments                           1.16
  Total from investment operations                                                 1.27
 LESS DISTRIBUTIONS
  Distributions from net investment income                                       (0.11)
 NET ASSET VALUE, END OF PERIOD                                                  $11.63
 TOTAL RETURN(B)                                                                 12.21%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                       0.95%*
  Net investment income                                                          2.85%*
  Expense waiver/reimbursement(c)                                                6.81%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                       $10,316
  Average commission rate paid(d)                                               $0.0330
  Portfolio turnover                                                             16.72%

* Computed on an annualized basis.

(a) Reflects operations for the period from January 30, 1997 (date of initial public investment) to June 30, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

B. Please delete the third sentence of the first paragraph of the section entitled "Voting Rights" on page 11 of the stand-alone prospectus and replace with the following:

"As of July 7, 1997, Aetna Retirement Services Central Valuation Unit, Hartford, Connecticut owned 100.00% of the voting securities of Federated Equity Income Fund II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders."

C. Please delete the tenth sentence of the first paragraph of the section entitled "Voting Rights" on page 36 of the combined prospectus and replace with the following:

"As of July 7, 1997, Aetna Retirement Services Central Valuation Unit, Hartford, Connecticut owned 100.00% of the voting securities of Federated Equity Income Fund II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders."

D. Please insert the following Financial Statements after the section entitled "Performance Information" on page 12 of the stand-alone prospectus and page 37 of the combined prospectus. In addition, please add the heading "Financial Statements" to the respective Table of Contents after the heading "Performance Information."

FEDERATED EQUITY INCOME FUND II
PORTFOLIO OF INVESTMENTS

JUNE 30, 1997 (UNAUDITED)

    SHARES                                                                          VALUE
 COMMON STOCKS -- 69.5%
                    BASIC INDUSTRY -- 4.8%
              6,500 Allegheny Teledyne, Inc.                                   $    175,500
              2,000 Du Pont (E.I.) de Nemours & Co.                                 125,750
              1,600 Eastman Chemical Co.                                            101,600
              1,700 Imperial Chemical Industries, PLC, ADR                           96,688
                     Total                                                          499,538
                    CONSUMER DURABLES -- 1.1%
              3,100 Ford Motor Co.                                                  117,025
                    CONSUMER NON-DURABLES -- 13.1%
              2,800 Avon Products, Inc.                                             197,575
              4,400 General Mills, Inc.                                             286,550
              3,900 Guinness PLC, ADR                                               190,829
              6,400 Heinz (H.J.) Co.                                                295,200
              3,400 Philip Morris Cos., Inc.                                        150,875
              4,600 Tambrands, Inc.                                                 229,425
                     Total                                                        1,350,454
                    ENERGY MINERALS -- 6.4%
              3,800 Exxon Corp.                                                     233,700
              3,400 Mobil Corp.                                                     237,575
              6,200 YPF Sociedad Anonima, ADR                                       190,650
                     Total                                                          661,925

FEDERATED EQUITY INCOME FUND II

    SHARES                                                                          VALUE
COMMON STOCKS -- CONTINUED
                    FINANCE -- 7.1%
              3,400 First Union Corp.                                          $    314,500
              6,400 Mellon Bank Corp.                                               288,800
              2,000 NationsBank Corp.                                               129,000
                     Total                                                          732,300
                    HEALTH CARE -- 7.1%
              3,400 American Home Products Corp.                                    260,100
              2,800 Bristol-Myers Squibb Co.                                        226,800
              2,400 Merck & Co., Inc.                                               248,400
                     Total                                                          735,300
                    PRODUCER MANUFACTURING -- 6.7%
              7,300 Dresser Industries, Inc.                                        271,925
              2,800 General Electric Co.                                            183,050
              3,500 Textron, Inc.                                                   232,313
                     Total                                                          687,288
                    RETAIL TRADE -- 1.8%
              3,500 Penney (J.C.) Co., Inc.                                         182,656
                    SERVICES -- 2.5%
              4,500 Block (H&R), Inc.                                               145,125
              3,300 Browning-Ferris Industries, Inc.                                109,725
                     Total                                                          254,850
                    TECHNOLOGY -- 10.4%
              4,500 Avnet, Inc.                                                     258,750
              4,400 Electronic Data Systems Corp.                                   180,400
              2,600 General Dynamics Corp.                                          195,000
              2,800 International Business Machines Corp.                           252,525
              1,800 Lockheed Martin Corp.                                           186,413
                     Total                                                        1,073,088

FEDERATED EQUITY INCOME FUND II

    SHARES                                                                          VALUE
 COMMON STOCKS -- CONTINUED
                    TRANSPORTATION -- 1.2%
              1,700 Union Pacific Corp.                                        $    119,850
                    UTILITIES -- 7.3%
              2,715 Duke Power Co.                                                  130,171
              1,600 Enron Corp.                                                      65,300
              2,100 NIPSCO Industries, Inc.                                          86,756
              2,100 Portland General Corp.                                           83,344
              2,500 SBC Communications, Inc.                                        154,688
              3,300 Sprint Corp.                                                    173,663
              1,500 Williams Cos., Inc. (The)                                        65,625
                     Total                                                          759,547
                     TOTAL COMMON STOCKS (IDENTIFIED COST $6,655,570)             7,173,821
 PREFERRED STOCKS -- 18.9%
                    CONSUMER DURABLES -- 1.2%
              9,100 Mattel, Inc., Conv. Pfd., Series C, $.41                        128,537
                    ENERGY MINERALS -- 1.2%
              2,200 (a)(b)Tosco Corp., Conv. Pfd.                                   122,485
                    FINANCE -- 8.1%
              1,500 Frontier Insurance Group, Inc., Conv. Pfd., $3.13               113,250
                600 (a)Frontier Insurance Group, Inc., Conv. Pfd., $3.13             45,300
                800 Jefferson-Pilot Corp., Conv. Pfd., $5.26                         91,800
              1,800 Merrill Lynch & Co., Inc., STRYPES                               67,500
              2,100 Merrill Lynch & Co., Inc., STRYPES, Series MGIC, $3.12          173,250
              5,400 National Australia Bank, Ltd., Melbourne, Exchangeable
                    Capital Unit, $1.97                                             150,862
              3,300 SunAmerica, Inc., PERCS                                         143,963
                400 SunAmerica, Inc., PERCS, Series E, $3.10                         43,350
                     Total                                                          829,275

FEDERATED EQUITY INCOME FUND II

  SHARES OR
  PRINCIPAL
    AMOUNT                                                                          VALUE
PREFERRED STOCKS -- CONTINUED
                    HEALTH CARE -- 1.5%
              1,600 Aetna, Inc., Conv. Pfd., $4.76                             $    150,000
                    PRODUCER MANUFACTURING -- 1.8%
              1,150 Case Corp., Cumulative Conv. Pfd., Series A, $4.50              189,493
                    SERVICES -- 1.7%
              1,800 Browning-Ferris Industries, Inc., ACES, $2.58                    59,850
              8,500 Hollinger International Publishing, Inc., Conv. Pfd.,            97,750
                    $.95
                300 Ikon Office Solutions, Inc., Conv. Pfd., Series BB, $5.04        19,312
                     Total                                                          176,912
                    TECHNOLOGY -- 1.6%
              1,900 Microsoft Corp., Cumulative Conv. Pfd., Series A, $2.20         165,300
                    UTILITIES -- 1.8%
              1,500 (a)CalEnergy Co., Inc., Conv. Pfd.                               85,087
                100 CalEnergy Co., Inc., Conv. Pfd., $3.13                            7,390
              1,200 (b)Salomon, Inc., DECS, Series CSN, $3.48                        76,650
                200 Williams Cos., Inc. (The), Conv. Pfd., $3.50                     20,610
                     Total                                                          189,737
                     TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,810,996)          1,951,739
 CORPORATE BONDS -- 9.4%
                    CONSUMER DURABLES -- 1.1%
 $           95,000 Magna International, Inc., Conv. Bond, 5.00%, 10/15/2002        114,119
                    ENERGY MINERALS -- 1.5%
            130,000 Diamond Offshore Drilling, Inc., Conv. Bond, 3.75%,             149,907
                    2/15/2007
                    HEALTH CARE -- 2.8%
            300,000 (a)Roche Holdings, Inc., LYON, 5/6/2012                         131,250
            130,000 Tenet Healthcare Corp., Conv. Bond, 6.00%, 12/1/2005            162,314
                     Total                                                          293,564

FEDERATED EQUITY INCOME FUND II

   PRINCIPAL
    AMOUNT                                                                          VALUE
CORPORATE BONDS -- CONTINUED
                    RETAIL TRADE -- 1.8%
 $          100,000 Federated Department Stores, Inc., Conv. Bond, 5.00%,      $    119,631
                    10/1/2003
             75,000 Saks Holdings, Inc., Conv. Bond, 5.50%, 9/15/2006                67,031
                     Total                                                          186,662
                    TECHNOLOGY -- 2.2%
             75,000 (a)EMC Corp. Mass, Sub. Note, 3.25%, 3/15/2002                   82,717
            115,000 (a)Solectron Corp., Conv. Bond, 6.00%, 3/1/2006                 143,935
                     Total                                                          226,652
                     TOTAL CORPORATE BONDS (IDENTIFIED COST $926,831)               970,904
 (C)REPURCHASE AGREEMENT -- 9.2%
            945,000 BT Securities Corporation, 6.00%, dated 6/30/1997, due
                    7/1/1997
                    (AT AMORTIZED COST)                                             945,000
                     TOTAL INVESTMENTS (IDENTIFIED COST $10,338,397)(D)        $  11,041,464

(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At June 30, 1997, these securities amounted to $199,135 which represents 1.9% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $10,338,397. The net unrealized appreciation of investments on a federal tax basis amounts to $703,067 which is comprised of $724,554 appreciation and $21,487 depreciation at June 30, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($10,315,955) at June 30, 1997.

The following acronyms are used throughout this portfolio:

ACES -- Adjustable Convertible Extendable Securities ADR -- American Depository Receipt DECS -- Dividend Enhanced Convertible Stock LYON -- Liquid Yield Option Note PERCS -- Preferred Equity Redemption Cumulative Stock PLC -- Public Limited Company STRYPES -- Structured Yield Product Exchangeable for Stock

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND II
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1997 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax cost                     $11,041,464
 $10,338,397)
 Cash                                                                                       194,871
 Income receivable                                                                           22,258
    Total assets                                                                         11,258,593
 LIABILITIES:
 Payable for investments purchased                                            $ 885,815
 Accrued expenses                                                                56,823
    Total liabilities                                                                       942,638
 NET ASSETS for 887,375 shares outstanding                                              $10,315,955
 NET ASSETS CONSIST OF:
 Paid in capital                                                                        $ 9,610,723
 Net unrealized appreciation of investments                                                 703,067
 Accumulated net realized gain on investments                                                   323
 Undistributed net investment income                                                          1,842
    Total Net Assets                                                                    $10,315,955
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 $10,315,955 / 887,375 shares outstanding                                                    $11.63

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND II
STATEMENT OF OPERATIONS

PERIOD ENDED JUNE 30, 1997* (UNAUDITED)

 INVESTMENT INCOME:
 Dividends                                                                               $   43,840
 Interest                                                                                    16,096
     Total income                                                                            59,936
 EXPENSES:
 Investment advisory fee                                                    $     11,822
 Administrative personnel and services fee                                        50,343
 Custodian fees                                                                    2,433
 Transfer and dividend disbursing agent fees and expenses                          8,566
 Legal fees                                                                        1,075
 Portfolio accounting fees                                                        21,631
 Share registration costs                                                          8,148
 Printing and postage                                                              9,678
 Insurance premiums                                                                1,612
 Miscellaneous                                                                     6,991
     Total expenses                                                              122,299
 Waivers and reimbursements --
     Waiver of investment advisory fee                          $  (11,822)
     Reimbursement of other operating expenses                     (95,523)
          Total waivers and reimbursements                                      (107,345)
                Net expenses                                                                 14,954
                      Net investment income                                                  44,982
 REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                                               323
 Net change in unrealized appreciation of investments                                       703,067
     Net realized and unrealized gain on investments                                        703,390
          Change in net assets resulting from operations                                 $  748,372

* For the period from January 30, 1997 (date of initial public investment) to June 30, 1997.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND II
STATEMENT OF CHANGES IN NET ASSETS

                                                                                         PERIOD
                                                                                         ENDED
                                                                                      (UNAUDITED)
                                                                                     JUNE 30, 1997*
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                                $      44,982
 Net realized gain on investments ($323, as computed for federal tax purposes)                  323
 Net change in unrealized appreciation                                                      703,067
   Change in net assets resulting from operations                                           748,372
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income                                                   (43,140)
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                                            10,735,318
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                                      38,778
 Cost of shares redeemed                                                                 (1,163,373)
   Change in net assets resulting from share transactions                                 9,610,723
      Change in net assets                                                               10,315,955
 NET ASSETS:
 Beginning of period                                                                            --
 End of period (including undistributed net investment income of $1,842)              $  10,315,955

* For the period from January 30, 1997 (date of initial public investment) to June 30, 1997.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EQUITY INCOME FUND II
NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1997 (UNAUDITED)

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Equity Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund's investment objective is to provide above average income and capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS -- U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

  REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

  FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  DEFERRED EXPENSES -- The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

  RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

  Additional information on each restricted security held at June 30, 1997, is as follows:

                             FUND
   SECURITY            ACQUISITION DATE        ACQUISITION COST
   Salomon, Inc.     1/2/1997 - 6/9/1997           $ 72,118
   Tosco Corp.       1/2/1997 - 7/2/1997            161,962

  USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER -- Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                                                                        PERIOD ENDED
                                                                                       JUNE 30, 1997*
 Shares sold                                                                               992,540
 Shares issued to shareholders in payment of distributions declared                          3,510
 Shares redeemed                                                                          (108,675)
  Net change resulting from share transactions                                             887,375

* For the period from January 30, 1997 (date of initial public investment) to June 30, 1997.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser can terminate this voluntary waiver at any time at its sole discretion.

  ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

  DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund shares, annually, to compensate Federated Securities Corp. For the period ended June 30, 1997, the Fund did not incur a distribution services fee.

  PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

  GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended June 30, 1997, were as follows:

PURCHASES     $9,976,271
SALES         $ 583,954

TRUSTEES

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
J. Christopher Donahue
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
Chairman

J. Christopher Donahue
President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Richard B. Fisher
Vice President

Matthew S. Hardin
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

FEDERATED EQUITY INCOME FUND II

SEMI-ANNUAL REPORT AND SUPPLEMENT TO PROSPECTUS
DATED APRIL 22, 1997

JUNE 30, 1997


[Graphic]
Federated Investors
Federated Securities Corp., Distributor


Cusip 313916801
G01305-01 (7/97)
[Graphic]


FEDERATED EQUITY INCOME FUND II

(A PORTFOLIO OF FEDERATED INSURANCE SERIES)

Prospectus

This prospectus offers shares of Federated Equity Income Fund II (the "Fund"), which is a diversified investment portfolio of Federated Insurance Series (the "Trust"), an open-end management investment company. The Fund's investment objective is to provide above average income and capital appreciation. Shares of the Fund may be sold only to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts issued by the insurance companies.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in the Fund through the variable life insurance policies and variable annuity contracts offered by insurance companies which provide for investment in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated April 22, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE AVAILABLE EXCLUSIVELY AS A FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. THIS PROSPECTUS SHOULD BE ACCOMPANIED BY THE PROSPECTUSES FOR SUCH CONTRACTS.

Prospectus dated April 22, 1997

TABLE OF CONTENTS

 GENERAL INFORMATION           1
 INVESTMENT INFORMATION        1
  Investment Objective         1
  Investment Policies          1


  Portfolio Turnover           6
  Investment Limitations       6
  Hub and Spoke" Option        7

 NET ASSET VALUE               7
 INVESTING IN THE FUND         7
  Purchases and Redemptions    7
  What Shares Cost             8
  Dividends                    8
 FUND INFORMATION              8
  Management of Fund           8
  Distribution of Fund Shares  9
  Administration of the Fund  10
  Brokerage Transactions      11
  Expenses of the Fund        11
 SHAREHOLDER INFORMATION      11
  Voting Rights               11
 TAX INFORMATION              12
  Federal Income Tax          12
  State and Local Taxes       12
 PERFORMANCE INFORMATION      12
 APPENDIX                     13


GENERAL INFORMATION

The Fund is a portfolio of Federated Insurance Series, which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") have not established separate classes of shares.

Shares of the Fund are sold only to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Shares of the Fund are sold at net asset value as described in the section entitled "What Shares Cost." Shares of the Fund are redeemed at net asset value.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide above average income and capital appreciation. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The investment policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS. The Fund attempts to achieve its objectives by investing at least 65% of its assets in income-producing equity securities. Equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks. The portion of the Fund's total assets invested in common stocks, preferred stocks, and convertible securities will vary according to the Fund's assessment of market and economic conditions and outlook.

The Fund's stock selection emphasizes those common stocks in each sector that have good value, attractive yield, and dividend growth potential. The Fund will utilize convertible securities because such securities typically offer high yields and good potential for capital appreciation.

CONVERTIBLE SECURITIES. Convertible securities are fixed-income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The Fund invests in convertible bonds rated "B" or higher by Standard & Poor's Rating Group ("Standard & Poor's"), or Moody's Investors Service, Inc. ("Moody's") at the time of investment, or if unrated, of comparable quality. If a convertible bond is rated below "B" according to the characteristics set forth here after the Fund has purchased it, the Fund is not required to drop the convertible bond from the portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

Bonds rated "BBB" or lower by S&P or "Baa" or lower by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds.

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than nonconvertible securities of similar quality.

The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the investment adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for the Fund, the Fund's adviser evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund's adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

ZERO COUPON CONVERTIBLE SECURITIES. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the bonds back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

Federal income tax law requires the holder of a zero coupon convertible security to recognize income from the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability of federal income taxes, the Fund will be required to distribute income accrued from zero coupon convertible securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.

TEMPORARY INVESTMENTS. The Fund may also invest temporarily, in amounts of 35% or less of the Fund's assets, in cash and cash items during times of unusual market conditions to maintain liquidity. Cash items may include the following short-term obligations:

* commercial paper and Europaper (dollar denominated commercial paper issued outside the United States);

* instruments of domestic and foreign banks and savings associations (such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances);

* obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements; and other short-term instruments.



REPURCHASE AGREEMENTS. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that, under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by the adviser to be creditworthy pursuant to guidelines established by the Trustees.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.


The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. This policy is a fundamental policy and may not be changed without shareholder approval. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times.

PUT AND CALL OPTIONS. The Fund may purchase put options on its portfolio securities. These options will be used as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund may also write call options on all or any portion of its portfolio to generate income for the Fund. The Fund will write call options on securities either held in its portfolio or for which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration.

The Fund may generally purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options since options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings associations) deemed creditworthy by the adviser.

Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not. The Fund will not buy call options or write put options without further notification to shareholders.

FINANCIAL FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell financial futures contracts to hedge all or a portion of its portfolio against changes in interest rates. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

The Fund may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.



The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and U.S. Treasury securities, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

RISKS. When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manager to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio manager could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the portfolio manager will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time.


The Fund's ability to establish and close out futures and options positions depends on this secondary market.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities determined by the Trustees to be illiquid, non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

FOREIGN SECURITIES. The Fund reserves the right to invest in foreign securities which are traded publicly in the United States. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investments in domestic issuers. These considerations include the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social, or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Transaction costs in foreign securities may be higher. The adviser will consider these and other factors before investing in foreign securities and will not make such investments unless, in its opinion, such investments will meet the Fund's standards and objectives. The Fund will only purchase securities issued in U.S. dollar denominations.



HIGH-YIELD CORPORATE DEBT OBLIGATIONS. The Fund may invest up to 35% of the value of its total assets in corporate debt obligations that are not investment grade bonds or are not rated but are determined by the adviser to be of comparable quality. Securities which are rated BBB or lower by Standard & Poor's or Baa or lower by Moody's either have speculative characteristics or are speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations, however rated or unrated bonds are commonly referred to as "junk bonds." A description of the rating categories is contained in the Appendix to this prospectus. There is no lower limit with respect to rating categories for securities in which the Fund may invest.

Corporate debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, lower rated bonds tend to reflect short-term corporate, economic and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated bonds may be more difficult to dispose of or to value than high-rated, lower-yielding bonds. The Fund does not intend to invest more than 5% of its assets in corporate debt obligations that are not investment-grade bonds (excluding securities convertible into equity securities) during the current fiscal year.

The adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.



PORTFOLIO TURNOVER

Securities in the Fund's portfolio will be sold whenever the adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The adviser to the Fund does not anticipate that portfolio turnover will result in adverse tax consequences. Any such trading will increase the Fund's portfolio turnover rate and transaction costs.

VARIABLE ASSET REGULATIONS. The Fund is also subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments, and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.


The Fund will be operated at all times so as to comply with the forgoing diversification requirements.

STATE INSURANCE REGULATION. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by certain insurance companies. The contracts will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning, among other things, the concentration of investments, sales and purchases of futures contracts, and short sales of securities. If applicable, the Fund may be limited in its ability to engage in such investments and to manage its portfolio with desired flexibility. The Fund will operate in material compliance with the applicable insurance laws and regulations of each jurisdiction in which contracts will be offered by the insurance companies which invest in the Fund.

INVESTMENT LIMITATIONS

The Fund will not:

* borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except that under certain circumstances the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings;

* sell securities short except, under strict limitations, it may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions;



* invest more than 5% of the value of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations) or acquire more than 10% of any class of voting securities of any issuer; or

* purchase portfolio instruments if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

The Fund will not:

* commit more than 5% of the value of its total assets to premiums on open put option positions.

HUB AND SPOKE" OPTION
If the Trustees determine it to be in the best interest of the Fund and its shareholders, the Fund may in the future seek to achieve its investment objective by investing all of its assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed in substantially the same manner as the Fund.

The initial shareholder of the Fund (which is an affiliate of Federated


Securities Corp.) voted to vest authority to use this investment structure in the sole discretion of the Trustees. No further approval of shareholders is required. Shareholders will receive at least 30 days prior notice of any such investment.

In making its determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although it is expected that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will remain the same or be materially reduced if this investment structure is implemented.

NET ASSET VALUE

The net asset value per share of the Fund fluctuates. It is determined by dividing the sum of the market value of all securities and other assets of the Fund, less liabilities, by the number of shares outstanding.

INVESTING IN THE FUND

PURCHASES AND REDEMPTIONS

Shares of the Fund are not sold directly to the general public. The Fund's shares are used solely as the investment vehicle for separate accounts of insurance companies offering variable life insurance policies and variable annuity contracts. The use of Fund shares as investments for both variable life insurance policies and variable annuity contracts is referred to as "mixed funding." The use of Fund shares as investments by separate accounts of unaffiliated life insurance companies is referred to as "shared funding."



The Fund intends to engage in mixed funding and shared funding in the future. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment, or other considerations resulting from mixed funding or shared funding, the Trustees of the Fund will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

Shares of the Fund are purchased or redeemed on behalf of participating insurance companies at the next computed net asset value after an order is received on days on which the New York Stock Exchange is open.

WHAT SHARES COST

The net asset value is determined at the close of trading (normally 4:00 p.m. Eastern time), on the New York Stock Exchange, Monday through Friday, except on:
(i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase orders from separate accounts investing in the Fund which are received by the insurance companies by 4:00 p.m. (Eastern time) will be computed at the net asset value of the Fund determined on that day, as long as such purchase orders are received by the Fund in proper form and in accordance with applicable procedures by 8:00 a.m. (Eastern time) on the next business day and as long as federal funds in the amount of such orders are received by the Fund on the next business day. It is the responsibility of each insurance company which invests in the Fund to properly transmit purchase orders and federal funds in accordance with the procedures described above.

DIVIDENDS

Dividends on shares of the Fund are declared and paid monthly.

Shares of the Fund begin earning dividends if owned on the record date. Dividends of the Fund are automatically reinvested in additional shares of such Fund on payment dates at the ex-dividend date net asset value.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

ADVISORY FEES. The adviser receives an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The adviser can terminate this voluntary waiver at any time at its sole discretion.

ADVISER'S BACKGROUND. Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.



Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Linda A. Duessel has been the Fund's portfolio manager since February 1997. Ms. Duessel joined Federated Investors in 1991 and has been a Vice President of the Fund's investment adviser since 1995. Ms. Duessel was an Assistant Vice President of the Fund's investment adviser from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

DISTRIBUTION OF FUND SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN. Under a distribution plan adopted in accordance with Rule


12b-1 under the Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Fund in an amount computed at an annual rate of up to 0.25% of the average daily net asset value of the Fund. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees will be determined from time to time by the distributor. The Fund is not currently paying any 12b-1 fees under the Plan. Should the Fund begin to pay these fees, shareholders will be notified.

The Plan is a compensation-type Plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Fund under the Plan.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. Federated Securities Corp. from its own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance may be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUND


Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors as specified below:

       MAXIMUM                AVERAGE AGGREGATE
  ADMINISTRATIVE FEE          DAILY NET ASSETS
        0.15%             on the first $250 million
        0.125%            on the next $250 million
        0.10%             on the next $250 million
        0.075%        on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

EXPENSES OF THE FUND

Holders of shares of the Fund pay their allocable portion of Trust and Fund expenses.

The Trust expenses for which holders of shares of the Fund pay their allocable portion include, but are not limited to the cost of: organizing the Trust and continuing its existence; registering the Trust with federal and state securities authorities; Trustees' fees; auditors' fees; meetings of Trustees and shareholders and proxy solicitations therefor; legal fees of the Trust; association membership dues; and such non-recurring and extraordinary items as may arise from time to time.

The Fund expenses for which holders of shares of the Fund pay their allocable portion include, but are not limited to: registering the portfolio and shares of the portfolio; investment advisory services; taxes and commissions; custodian fees; insurance premiums; auditors' fees; and such non-recurring and extraordinary items as may arise from time to time.


SHAREHOLDER INFORMATION

VOTING RIGHTS

The insurance company separate accounts, as shareholders of the Fund, will vote the Fund shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account. As of March 24, 1997, Aetna Retirement Services Central Valuation Unit, Hartford, Connecticut owned 99.98% of the voting securities of Federated Equity Income Fund II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. Aetna Retirement Services Central Valuation Unit is owned by Aetna Inc.

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio in the Trust have equal voting rights except that only shares of the Fund are entitled to vote on matters affecting only the Fund. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the fund's operation and for the election of the Trustees in certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series of the Trust.


TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

The Fund intends to comply with the variable asset diversification regulations which are described earlier in this prospectus. If the Fund fails to comply with these regulations, contracts invested in the Fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

STATE AND LOCAL TAXES

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.


PERFORMANCE INFORMATION

From time to time, the Fund advertises total return and yield.

Total return represents the change, over a specific period of time, in the value of an investment in each class of shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of each class of shares is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Performance information will not reflect the charges and expenses of a variable annuity or variable life insurance contract. Because shares of the Fund can only be purchased by a separate account of an insurance company offering such a contract, you should review the performance figures of the contract in which you are invested, which performance figures will accompany any advertisement of the Fund's performance.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

APPENDIX



STANDARD AND POOR'S RATINGS GROUP LONG-TERM DEBT RATINGS

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC -- Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C -- The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA -- Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC., LONG-TERM DEBT RATINGS

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C -- Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR -- NR indicates that Fitch does not rate the specific issue.

PLUS (+) OR MINUS (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

PRIME-1 -- Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

* Leading market positions in well established industries.

* High rates of return on funds employed.

* Conservative capitalization structure with moderate reliance on debt and ample asset protection.

* Broad margins in earning coverage of fixed financial charges and high internal cash generation.

* Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

A-1 -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS

FITCH-1 -- (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2 -- (Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

ADDRESSES

 Federated Equity Income Fund II           Federated Investors Tower
                                           Pittsburgh, Pennsylvania
                                           15222-3779
 Distributor
              Federated Securities Corp.   Federated Investors Tower
                                           Pittsburgh, Pennsylvania
                                           15222-3779
 Investment Adviser
              Federated Advisers           Federated Investors Tower
                                           Pittsburgh, Pennsylvania
                                           15222-3779
 Custodian


              State Street Bank and        P.O. Box 8600
              Trust Company                Boston, Massachusetts 02266-8600
 Transfer Agent and Dividend Disbursing
 Agent
              Federated Shareholder        P.O. Box 8600
              Services Company             Boston, Massachusetts 02266-8600
 Independent Auditors
              Deloitte & Touche LLP        2500 One PPG Place
                                           Pittsburgh, Pennsylvania
                                           15222-5401

FEDERATED EQUITY INCOME FUND II

(A PORTFOLIO OF FEDERATED INSURANCE SERIES)

Prospectus

A Diversified Portfolio of
Federated Insurance Series,
An Open-End, Management
Investment Company

April 22, 1997

[Graphic]
Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779



Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.


Cusip 313916801
G01298-01 (4/97)



FEDERATED INSURANCE SERIES

PROSPECTUS


This prospectus offers shares of eight portfolios (individually referred to as a "Fund" or collectively as the "Funds") of Federated Insurance Series (the "Trust"), an open-end, management investment company. Shares of the Funds may be sold only to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts issued by the insurance companies. The Trust offers interests in the following eight separate investment portfolios, each having distinct investment objectives and policies:

* Federated American Leaders Fund II;
* Federated Growth Strategies Fund II;
* Federated Utility Fund II;
* Federated Prime Money Fund II;
* Federated Fund for U.S. Government Securities II;
* Federated High Income Bond Fund II;
* Federated International Equity Fund II; and
* Federated Equity Income Fund II.


THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

The separate accounts invest in one or more of the Funds in accordance with allocation instructions received from owners of life insurance policies and annuity contracts. Such allocation rights are described further in the prospectus for the separate account. This prospectus contains the information you should read and know before you invest in any of the Funds through the variable annuity contracts and variable life insurance policies offered by insurance companies which provide for investment in the Trust.
Keep this prospectus for future reference.


Federated High Income Bond Fund II may invest primarily in lower rated bonds, commonly referred to as "junk bonds." Investments of this type are subject to a greater risk of loss of principal and interest than investments in higher rated securities. Purchasers should carefully assess the risks associated with an investment in Federated High Income Bond Fund II.

AN INVESTMENT IN FEDERATED PRIME MONEY FUND II IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. FEDERATED PRIME MONEY FUND II ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT FEDERATED PRIME MONEY FUND II WILL BE ABLE TO DO SO.

The Trust has also filed a Statement of Additional Information dated April 22, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about a Fund, contact the Trust at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE AVAILABLE EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. THIS PROSPECTUS SHOULD BE ACCOMPANIED BY THE PROSPECTUS FOR SUCH CONTRACTS.

Prospectus dated April 22, 1997



TABLE OF CONTENTS


 FINANCIAL HIGHLIGHTS -- FEDERATED AMERICAN LEADERS FUND II
                                                             1
 FINANCIAL HIGHLIGHTS -- FEDERATED GROWTH STRATEGIES FUND II
                                                             2
 FINANCIAL HIGHLIGHTS --
  FEDERATED UTILITY FUND II                                  3
 FINANCIAL HIGHLIGHTS --
  FEDERATED PRIME MONEY FUND II                              4
 FINANCIAL HIGHLIGHTS -- FEDERATED FUND
  FOR U.S. GOVERNMENT SECURITIES II                          5
 FINANCIAL HIGHLIGHTS -- FEDERATED HIGH
  INCOME BOND FUND II                                        6
 FINANCIAL HIGHLIGHTS -- FEDERATED
  INTERNATIONAL EQUITY FUND II                               7
 GENERAL INFORMATION ON
  FEDERATED INSURANCE SERIES                                 8
 FEDERATED AMERICAN LEADERS FUND II INVESTMENT INFORMATION
                                                             8
  Investment Objective                                       8
  Investment Policies                                        9
  Investment Limitations                                    10
 FEDERATED GROWTH STRATEGIES FUND II INVESTMENT INFORMATION
                                                            10
  Investment Objective                                      10
  Investment Policies                                       10
  Investment Limitations                                    12
 FEDERATED UTILITY FUND II INVESTMENT INFORMATION
                                                            12
  Investment Objective                                      12
  Investment Policies                                       12
  Investment Limitations                                    14
 FEDERATED PRIME MONEY FUND II INVESTMENT INFORMATION
                                                            14
  Investment Objective                                      14
  Investment Policies                                       14
  Investment Risks                                          16
  Investment Limitations                                    16
 FEDERATED FUND FOR U.S. GOVERNMENT
  SECURITIES II
  INVESTMENT INFORMATION                                    16
  Investment Objective                                      16
  Investment Policies                                       17
  Investment Limitations                                    18
 FEDERATED HIGH INCOME BOND FUND II INVESTMENT INFORMATION
                                                            18
  Investment Objective                                      18
  Investment Policies                                       18
  Investment Risks                                          19
  Investment Limitations                                    20
 FEDERATED INTERNATIONAL EQUITY FUND II INVESTMENT INFORMATION
                                                            21
  Investment Objective                                      21
  Investment Policies                                       21
  Investment Limitations                                    25
 FEDERATED EQUITY INCOME FUND II INVESTMENT INFORMATION
                                                            25
  Investment Objective                                      25
  Investment Policies                                       26
  Portfolio Turnover                                        28
  Investment Limitations                                    28
 Hub and Spoke" Option (Federated Equity Income Fund II Only)

                                                            28
 INVESTMENT POLICIES AND PRACTICES                          29
  Convertible Securities                                    29
  Repurchase Agreements                                     30
  Restricted and Illiquid Securities                        30
 When-Issued and Delayed Delivery Transactions
                                                            30
  Lending of Portfolio Securities                           30
  Variable Asset Regulations                                31
  State Insurance Regulations                               31
 NET ASSET VALUE                                            31
 INVESTING IN THE FUNDS                                     31
  Purchases and Redemptions                                 31
  What Shares Cost                                          32
  Dividends                                                 32
 FEDERATED INSURANCE SERIES INFORMATION                     32
  Management of Federated
   Insurance Series                                         32
  Fund Managers                                             33
  Distribution of Fund Shares                               34
  Administration of the Funds                               35
  Brokerage Transactions                                    35
  Expenses of Federated Equity
   Income Fund II                                           36
 SHAREHOLDER INFORMATION                                    36
  Voting Rights                                             36
 TAX INFORMATION                                            37
  Federal Taxes                                             37
  State and Local Taxes                                     37
 PERFORMANCE INFORMATION                                    37
 APPENDIX                                                   38
 ADDRESSES                                   Inside Back Cover



FEDERATED AMERICAN LEADERS FUND II
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 7, 1997, on the Fund's Financial Statements for the year ended December 31, 1996, and on the following table for each of the periods presented, is included in the Fund's Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's Financial Statements and notes thereto, contained in the Fund's Annual Report, which may be obtained from the Fund.
                                                    YEAR ENDED DECEMBER 31,
                                            1996        1995       1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD        $12.80       $ 9.74     $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                        0.19         0.20       0.19
  Net realized and unrealized gain             2.54         3.06     (0.26)
  (loss) on investments
  Total from investment operations             2.73         3.26     (0.07)
 LESS DISTRIBUTIONS
  Distributions from net investment          (0.18)       (0.19)     (0.19)
  income
  Distributions in excess of net                 --       (0.01)         --
  investment income(b)
  Distributions from net realized gain       (0.09)           --         --
  on investments
  Total distributions                        (0.27)       (0.20)     (0.19)
 NET ASSET VALUE, END OF PERIOD              $15.26       $12.80     $ 9.74
 TOTAL RETURN(C)                             21.58%       33.71%    (0.70)%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                    0.85%        0.85%     0.54%*
  Net investment income                       1.54%        2.03%     2.58%*
  Expense waiver/reimbursement(d)             0.22%        1.36%    25.42%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000           $142,216     $48,514     $2,400
  omitted)
  Average commission rate paid(e)           $0.0012           --         --
  Portfolio turnover                            90%          43%        32%


* Computed on an annualized basis.

(a) Reflects operations for the period from February 1, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (start of business), to January 31, 1994, the Fund had no investment activity.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

Further information about the Fund's performance is contained in the Fund's Annual Report dated December 31, 1996, which can be obtained free of charge.



FEDERATED GROWTH STRATEGIES FUND II
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 7, 1997, on the Fund's Financial Statements for the year ended December 31, 1996, and on the following table for each of the periods presented, is included in the Fund's Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's Financial Statements and notes thereto, contained in the Fund's Annual Report, which my be obtained from the Fund.
                                                          YEAR ENDED
                                                         DECEMBER 31,
                                                    1996      1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                $10.30      $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                0.05        0.03
  Net realized and unrealized gain on investments      2.45        0.27
  Total from investment operations                     2.50        0.30
 LESS DISTRIBUTIONS
  Distributions from net investment income          (0.004)          --
 NET ASSET VALUE, END OF PERIOD                      $12.80      $10.30
 TOTAL RETURN(B)                                     24.32%       3.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                            0.85%      0.85%*
  Net investment income                               0.55%      1.91%*
  Expense waiver/reimbursement(c)                     3.87%     76.95%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)           $16,985        $368
  Average commission rate paid(d)                   $0.0376          --
  Portfolio turnover                                    96%          4%


* Computed on an annualized basis.

(a) Reflects operations for the period from November 9, 1995 (date of initial public investment) to December 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

Further information about the Fund's performance is contained in the Fund's Annual Report dated December 31, 1996, which can be obtained free of charge.



FEDERATED UTILITY FUND II
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 7, 1997, on the Fund's Financial Statements for the year ended December 31, 1996, and on the following table for each of the periods presented, is included in the Fund's Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's Financial Statements and notes thereto, contained in the Fund's Annual Report, which may be obtained from the Fund.
                                                       YEAR ENDED DECEMBER
                                                               31,
                                               1996      1995      1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD         $11.03       $ 9.29    $ 9.48
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                         0.42         0.45      0.34
  Net realized and unrealized gain (loss)
  on investments
  and foreign currency                          0.82         1.74    (0.19)
  Total from investment operations              1.24         2.19      0.15
 LESS DISTRIBUTIONS
  Distributions from net investment income    (0.41)       (0.45)    (0.34)
  Distributions from net realized gain on
  investments
  and foreign currency transactions           (0.05)           --        --
  Total distributions                         (0.46)       (0.45)    (0.34)
 NET ASSET VALUE, END OF PERIOD               $11.81       $11.03    $ 9.29
 TOTAL RETURN(B)                              11.56%       24.18%     1.12%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                     0.85%        0.85%    0.60%*
  Net investment income                        3.92%        4.62%    4.77%*
  Expense waiver/reimbursement(c)              0.51%        2.24%   54.83%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)    $63,558      $29,679      $974
  Average commission rate paid(d)             $.0402           --        --
  Portfolio turnover                             63%          62%       73%


* Computed on an annualized basis.

(a) Reflects operations for the period from April 14, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (the start of business), to April 13, 1994, net investment income was distributed to the Fund's adviser.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

Further information about the Fund's performance is contained in the Fund's Annual Report dated December 31, 1996, which can be obtained free of charge.



FEDERATED PRIME MONEY FUND II
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 7, 1997, on the Fund's Financial Statements for the year ended December 31, 1996, and on the following table for each of the periods presented, is included in the Fund's Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's Financial Statements and notes thereto, contained in the Fund's Annual Report, which may be obtained from the Fund.
                                                   YEAR ENDED DECEMBER 31,
                                            1996        1995       1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD       $ 1.00         $ 1.00     $ 1.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                       0.05           0.05       0.01
 LESS DISTRIBUTIONS
  Distributions from net investment income  (0.05)         (0.05)     (0.01)
 NET ASSET VALUE, END OF PERIOD             $ 1.00         $ 1.00     $ 1.00
 TOTAL RETURN(B)                             4.75%          5.20%      0.50%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                   0.80%          0.80%     0.80%*
  Net investment income                      4.68%          5.12%     4.26%*
  Expense waiver/reimbursement(c)            0.57%          2.69%    71.84%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)  $45,655        $17,838       $552


* Computed on an annualized basis.

(a) Reflects operations for the period from November 18, 1994 (date of initial public investment) to December 31, 1994. For the period from December 10, 1993 (start of business), to November 17, 1994, the Fund had no public investment.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report dated December 31, 1996, which can be obtained free of charge.



FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 7, 1997, on the Fund's Financial Statements for the year ended December 31, 1996, and on the following table for each of the periods presented, is included in the Fund's Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's Financial Statements and notes thereto, contained in the Fund's Annual Report, which may be obtained from the Fund.

                                                    YEAR ENDED DECEMBER 31,
                                             1996       1995      1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD        $10.29      $ 9.99      $ 9.99
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                        0.59        0.54        0.27
  Net realized and unrealized gain (loss)    (0.18)        0.30          --
  on investments
  Total from investment operations             0.41        0.84        0.27
 LESS DISTRIBUTIONS
  Distributions from net investment income   (0.57)      (0.54)      (0.27)
  Distributions from net realized gain on    (0.04)          --          --
  investments
  Total distributions                        (0.61)      (0.54)      (0.27)
 NET ASSET VALUE, END OF PERIOD              $10.09      $10.29      $ 9.99
 TOTAL RETURN(B)                              4.20%       8.77%       2.62%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                    0.80%       0.80%      0.48%*
  Net investment income                       6.00%       6.00%      3.99%*
  Expense waiver/reimbursement(c)             1.01%       4.81%     32.83%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)   $34,965     $12,264      $1,244
  Portfolio turnover                            97%         65%          0%


* Computed on an annualized basis.

(a) Reflects operations for the period from March 29, 1994 (date of initial public investment) to December 31, 1994. For the period from December 8, 1993 (start of business), to March 28, 1994, net investment income was distributed to the Fund's adviser.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report dated December 31, 1996, which can be obtained free of charge.



FEDERATED HIGH INCOME BOND FUND II
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 7, 1997, on the Fund's Financial Statements for the year ended December 31, 1996, and on the following table for each of the periods presented, is included in the Fund's Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's Financial Statements and notes thereto, contained in the Fund's Annual Report, which may be obtained from the Fund.
                                                    YEAR ENDED DECEMBER 31,
                                             1996       1995       1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD        $ 9.79       $ 8.87     $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                        0.88         0.85       0.75
  Net realized and unrealized gain (loss)      0.45         0.89     (1.12)
  on investments
  Total from investment operations             1.33         1.74     (0.37)
 LESS DISTRIBUTIONS
  Distributions from net investment income   (0.88)       (0.82)     (0.75)
  Distributions in excess of net                 --           --     (0.01)
  investment income(d)
  Total distributions                        (0.88)       (0.82)     (0.76)
 NET ASSET VALUE, END OF PERIOD              $10.24       $ 9.79     $ 8.87
 TOTAL RETURN(B)                             14.31%       20.38%    (3.73%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                    0.80%        0.80%     0.41%*
  Net investment income                       9.23%        9.27%     9.11%*
  Expense waiver/reimbursement(c)             0.59%        3.40%    10.01%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)    $66,043     $20,165     $1,457
  Portfolio turnover                            51%          48%        18%


* Computed on an annualized basis.

(a) Reflects operations for the period from February 2, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (the start of business), to February 1, 1994, the Fund had no public investment.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

Further information about the Fund's performance is contained in the Fund's Annual Report dated December 31, 1996, which can be obtained free of charge.



FEDERATED INTERNATIONAL EQUITY FUND II
FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following table has been audited by Deloitte & Touche LLP, the Fund's independent auditors. Their report, dated February 7, 1997, on the Fund's Financial Statements for the year ended December 31, 1996, and on the following table for each of the periods presented, is included in the Fund's Annual Report, which is incorporated herein by reference. This table should be read in conjunction with the Fund's Financial Statements and notes thereto, contained in the Fund's Annual Report, which my be obtained from the Fund.

                                                    YEAR ENDED     PERIOD
                                                                   ENDED
                                                   DECEMBER 31,   DECEMBER
                                                                    31,
                                                       1996       1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                    $10.35      $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                  0.11**        0.07
  Net realized and unrealized gain (loss) on
  investments and
  foreign currency                                         0.75        0.28
  Total from investment operations                         0.86        0.35
 LESS DISTRIBUTIONS
  Distributions from net investment income               (0.05)     --
 NET ASSET VALUE, END OF PERIOD                          $11.16      $10.35
 TOTAL RETURN(B)                                          8.32%       3.50%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                1.25%      1.22%*
  Net investment income                                   0.89%      1.63%*
  Expense waiver/reimbursement(c)                         3.05%     11.42%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)               $17,752      $4,760
  Average commission rate paid(d)                       $0.0030     --
  Portfolio turnover                                       103%         34%



* Computed on an annualized basis.

** Per share information presented is based upon the monthly average number of shares outstanding.

(a) Reflects operations for the period from May 5, 1995 (date of initial public investment) to December 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

Further information about the Fund's performance is contained in the Fund's Annual Report dated December 31, 1996, which can be obtained free of charge.



GENERAL INFORMATION ON FEDERATED INSURANCE SERIES


The Funds are portfolios of Federated Insurance Series, which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Funds. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") have not established separate classes of shares.

Shares of each Fund are sold only to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Shares of each Fund are sold at net asset value as described in the section entitled "What Shares Cost." Shares of the Funds are redeemed at net asset value.

For purposes of this prospectus, "Federated Funds" shall mean two or more funds for which affiliates of Federated Investors serve as investment adviser and principal underwriter.

The Trust, which is designed to meet a variety of investment objectives, offers shares of beneficial interest in the following eight separate portfolios:


* Federated American Leaders Fund II -- a portfolio seeking long-term growth of capital and income by investing in the securities of "blue-chip" companies;

* Federated Growth Strategies Fund II -- a portfolio seeking capital appreciation by investing in equity securities of companies with prospects for above-average growth in earnings and dividends or companies where significant fundamental changes are taking place;

* Federated Utility Fund II -- a portfolio seeking high current income and moderate capital appreciation by investing primarily in a professionally managed and diversified portfolio of equity and debt securities of utility companies;

* Federated Prime Money Fund II -- a portfolio seeking current income consistent with stability of principal and liquidity by investing in high quality money market instruments;

* Federated Fund for U.S. Government Securities II -- a portfolio seeking current income by investing in U.S. government securities;

* Federated High Income Bond Fund II -- a portfolio seeking high current income by investing in lower-rated fixed income securities, including preferred stocks, bonds, debentures and notes;

* Federated International Equity Fund II -- a portfolio seeking a total return on its assets by investing in the equity securities of issuers located in at least three different countries outside of the United States; and


* Federated Equity Income Fund II -- a portfolio seeking above average income and capital appreciation by investing at least 65% of its assets in income-producing equity securities.


Each of the Funds may also invest in certain other types of securities as further described in this prospectus.

Since the Funds use a single prospectus, it is possible that one Fund might become liable for a misstatement in the prospectus regarding another Fund. The Trustees considered this when approving the use of a single prospectus.


FEDERATED AMERICAN LEADERS FUND II INVESTMENT INFORMATION

INVESTMENT OBJECTIVE


The primary investment objective of the Fund is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The investment objectives cannot be changed without the approval of the Fund's shareholders. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objectives by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue-chip" companies. "Blue-chip" companies generally are top-quality, established growth companies which, in the opinion of the investment adviser, meet one or more of the following criteria:

* industry leader with proven management capabilities;

* historical and future earnings growth rate of approximately 10% compounded annually;

* strong balance sheet with pension liabilities funded;

* products with brand recognition and consumer acceptance;

* growing consumer-based demand with limited government sales;

* ability to meet social, political, and environmental problems;

* vigorous research effort with continuing new product flow;

* low external capital requirements; and

* not an import competitive company but possessing international capabilities.

Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS. The Fund's investment approach is based on the conviction that over the long term the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of blue-chip companies. Given these long-term investment horizons, the Fund will attempt to hold its portfolio securities throughout market cycles.

COMMON STOCKS. The Fund invests primarily in common stocks of blue-chip companies selected by the Fund's investment adviser based on the criteria set forth above and traditional research techniques and technical factors, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. Other factors, such as product position or market share, will also be considered by the Fund's investment adviser.


AMERICAN DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") of foreign-domiciled blue-chip companies. ADRs are trust receipts issued by U.S. banks or trust companies representing ownership interests in the equity securities of these companies. ADRs are U.S. dollar-denominated and traded on U.S. securities exchanges or over-the-counter. The value of ADRs could be affected by changes in foreign currency exchange rates.

BANK INSTRUMENTS. Primarily to manage short-term cash, the Fund may also invest in certificates of deposit, demand and time deposits, bankers' acceptances, deposit notes, and other instruments of domestic and foreign banks and other deposit institutions.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other open-end investment companies and in the securities of closed-end investment companies. Shareholders should realize that, when the Fund invests in other investment companies, certain fund expenses, such as custodian fees and administrative fees, may be duplicated. The investment adviser will waive its investment advisory fee on assets invested in securities of other Federated Funds.

TEMPORARY INVESTMENTS. For defensive purposes only, the Fund may also invest temporarily in cash and cash items during times of unusual market conditions and to maintain liquidity. Cash items may include short-term obligations such as:

* commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Group ("S&P"), Prime-1 or Prime-2 by Moody's Investor Service, Inc. ("Moody's"), or F-1 or F-2 by Fitch Investors Service, Inc. ("Fitch");


* securities issued and/or guaranteed as to the payment of principal and interest by the U.S. government or its agencies and instrumentalities; and

* repurchase agreements.

INVESTMENT LIMITATIONS

The Fund will not:


* borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of its total assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval.

In addition, the Fund may purchase the investments and engage in the investment techniques described below under "Investment Policies and Practices."



FEDERATED GROWTH STRATEGIES FUND II INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is capital appreciation. The investment objective cannot be changed without the approval of the Fund's shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing at least 65% of its assets in equity securities of companies with prospects for above-average growth in earnings and dividends or companies where significant fundamental changes are taking place. Equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks.

Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS. The Fund's investment adviser selects equity securities on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of each company's business. The Fund generally invests in companies with market capitalization of $100,000,000 or more. The fundamental changes which the investment adviser will seek to identify in companies include, for example, restructuring of basic businesses or reallocations of assets which present opportunities for significant share price appreciation. At times, the Fund will invest in securities of companies which are deemed by the investment adviser to be candidates for acquisition by other entities as indicated by changes in ownership, changes in standard price-to-value ratios, and an examination of other standard analytical indices.

The securities in which the Fund invests include, but are not limited to common stocks, preferred stocks, convertible securities, securities of foreign issuers, securities of other investment companies, and corporate obligations, including bonds, debentures, notes, and warrants. In addition, the Fund may invest in put and call options, futures, and options on futures.


SECURITIES OF FOREIGN ISSUERS. The Fund may invest in the securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of depositary receipts. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions.


As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the investment adviser to be substantial.

CORPORATE OBLIGATIONS. The Fund may invest up to 35% of its total assets in bonds, debentures, notes and warrants of corporate issuers. These securities will generally be rated "BBB" or better by S&P or "Baa" or better by Moody's at the time of investment, or if unrated, of comparable quality. Securities which are rated BBB by S&P or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than higher-rated bonds. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates. Downgrades will be evaluated on a case by case basis by the investment adviser. The investment adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold. A description of the ratings categories is contained in the Appendix to this prospectus.

In addition, with respect to the 35% limit, the Fund may invest up to 5% of its assets in debt obligations rated "B" or better by S&P or Moody's.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other open-end investment companies and in the securities of closed-end investment companies. Shareholders should realize that, when the Fund invests in other investment companies, certain fund expenses, such as custodian fees and administrative fees, may be duplicated. The investment adviser will waive its investment advisory fee on assets invested in securities of other Federated Funds.


TEMPORARY INVESTMENTS. For defensive purposes only, the Fund may also invest temporarily in cash and cash items during times of unusual market conditions and to maintain liquidity. Cash items may include short-term obligations such as:

* commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch Investors Service, Inc.;

* securities issued and/or guaranteed as to the payment of principal and interest by the U.S. government or its agencies and instrumentalities;

* certificates of deposit, demand and time deposits, bankers' acceptances, deposit notes, and other instruments of domestic and foreign banks and other deposit institutions; and

* repurchase agreements.

PUT AND CALL OPTIONS. The Fund may purchase put options on stocks. These options will be used only as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund may purchase these put options as long as they are listed on a recognized options exchange and the underlying stocks are held in its portfolio. The Fund may also write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes and sells must be listed on a recognized options exchange. Writing of calls by the Fund is intended to generate income for the Fund and, thereby, protect against price movements in particular securities in the Fund's portfolio.

Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Fund's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Fund's ability to effectively hedge its portfolio.

The Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings associations) deemed creditworthy by the Fund's adviser.

Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market, while over-the-counter options may not.

FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may purchase and sell financial futures and stock index futures contracts to hedge all or a portion of its portfolio against changes in the price of its portfolio securities, but will not engage in futures transactions for speculative purposes.

The Fund may also write call options and purchase put options on financial futures and stock index futures contacts as a hedge to attempt to protect securities in its portfolio against decreases in value.

INVESTMENT LIMITATIONS

The Fund will not:

* borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of its total assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval.


In addition, the Fund may purchase the investments and engage in the investment techniques described below under "Investment Policies and Practices."


FEDERATED UTILITY FUND II
INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to achieve high current income and moderate capital appreciation. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the policies described in this prospectus.

INVESTMENT POLICIES

The Fund endeavors to achieve its objective by investing primarily in a professionally managed, diversified portfolio of equity and debt securities of utility companies. Unless indicated otherwise, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.


ACCEPTABLE INVESTMENTS. The Fund's investment approach is based on the conviction that over the long term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of utility companies. The Fund intends to achieve its investment objective by investing in equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy as well as those companies that provide communications facilities, such as telephone and telegraph companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities of utility companies. The Fund may invest in convertible securities of companies. The prices of fixed income securities fluctuate inversely to the direction of interest rates.


COMMON STOCKS. The Fund invests primarily in common stocks of utility companies selected by the Fund's investment adviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. However, other factors, such as product position, market share, or profitability will also be considered by the Fund's investment adviser.

SECURITIES OF FOREIGN ISSUERS. The Fund may invest in the securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of depositary receipts as well as securities of foreign issuers that trade on foreign stock exchanges. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the investment adviser to be substantial.


Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic investments. In an attempt to reduce some of these risks, the Fund diversifies its investments broadly among foreign countries, including both developed and developing countries.

The Fund will take advantage of the unusual opportunities for higher returns available from investing in developing countries and may invest up to 10% of its total assets in the utility securities of such countries. These investments carry considerably more volatility and risk because they are associated with less mature economies and less stable political systems.

RISK CONSIDERATIONS IN DEVELOPING COUNTRIES. Securities prices in developing countries can be significantly more volatile than in developed countries, reflecting the greater uncertainties of investing in lesser developed markets and economies. In particular, developing countries may have relatively unstable governments, and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Such countries may also have restrictions on foreign ownership or prohibitions on the repatriation of assets, and may have less protection of property rights than developed countries.

The economies of developing countries may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in developing countries may trade a small number of securities and may be unable to respond effectively to increase in trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in developing countries typically offer less regulatory protection for investors.


OTHER SECURITIES. The Fund may invest in preferred stocks, corporate bonds, notes, and warrants of these companies and in cash, U.S. government securities, and money market instruments in proportions determined by its investment adviser.

PUT AND CALL OPTIONS. The Fund may purchase put options on its portfolio securities. These options will be used as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund will only purchase puts on portfolio securities which are traded on a recognized exchange.

The Fund may also write call options on all or any portion of its portfolio to generate income for the Fund. The Fund will write call options on securities either held in its portfolio or for which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes must be listed on a recognized options exchange. Although the Fund reserves the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by its Trustees.

FINANCIAL FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell financial futures contracts to hedge all or a portion of its portfolio of long-term debt securities against changes in interest rates. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

The Fund may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts is unleveraged.

RISKS. When the Fund uses financial futures and options on financial futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into futures and options transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.


TEMPORARY INVESTMENTS. The Fund may also invest temporarily in cash, cash items, and short-term instruments, including notes and commercial paper, for liquidity and during times of unusual market conditions for defensive purposes. Cash items may include obligations such as:


* certificates of deposit (including those issued by domestic and foreign branches of FDIC insured banks);

* obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities; and

* repurchase agreements.

INVESTMENT LIMITATIONS

The Fund will not:
* borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of its total assets to secure such borrowings.


The above investment limitations cannot be changed without shareholder approval. In addition, the Fund may purchase the investments and engage in the investment techniques described below under "Investment Policies and Practices."


FEDERATED PRIME MONEY FUND II INVESTMENT INFORMATION

INVESTMENT OBJECTIVE


The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds following the investment policies described in this prospectus.


INVESTMENT POLICIES

The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less. The average maturity of the money market instruments in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS. The Fund invests in high-quality money market instruments that are either rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations ("NRSROs") or of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to:

* domestic issues of corporate debt obligations, including variable rate demand notes;

* commercial paper (including Canadian Commercial Paper ("CCP") and
Europaper);

* certificates of deposit, demand and time deposits, bankers' acceptances and other instruments of domestic and foreign banks and other deposit institutions ("Bank Instruments");

* short-term credit facilities, such as demand notes;

* asset-backed securities;

* obligations issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies or instrumentalities ("Government Securities");

* repurchase agreements; and

* other money market instruments.

The Fund invests only in instruments denominated and payable in U.S.
dollars.

VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest adjustment or the date on which the Fund may next tender the security for repurchase.

BANK INSTRUMENTS. The Fund only invests in Bank Instruments either issued by an institution having capital, surplus and undivided profits over $100 million or insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). The Fund will treat securities credit enhanced by a bank as Bank Instruments.

SHORT-TERM CREDIT FACILITIES. Demand notes are short-term borrowing arrangements between a corporation and an institutional lender (such as the Fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment. The Fund may also enter into, or acquire participations in, short-term revolving credit facilities with corporate borrowers. Demand notes and other short-term credit arrangements usually provide for floating or variable rates of interest.

ASSET-BACKED SECURITIES. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may take the form of beneficial interest in a special purpose trust, limited partnership interests or commercial paper or other debt securities issued by a special purpose corporation. Although the securities often have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collections of the loans and receivables held by the issuer.


CREDIT ENHANCEMENT. Certain of the Fund's acceptable investments may be credit enhanced by a guaranty, letter of credit or insurance. Any bankruptcy, receivership, default or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price.


DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

CONCENTRATION OF INVESTMENTS. The Fund may invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the Fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. Captive finance companies or finance subsidiaries which exist to facilitate the marketing and financial activities of their parent will, for purposes of industry concentration, be classified by the Fund in the industry of its parent corporation.

In addition, the Fund may invest more than 25% of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

INVESTMENT RISKS

ECDs, ETDs, Yankee CDs, CCP, and Europaper are subject to somewhat different risks than domestic obligations of domestic banks. Examples of these risks include international, economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, and recordkeeping, and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.

INVESTMENT LIMITATIONS

The Fund will not:

* borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of its total assets to secure such borrowings.


The above investment limitation cannot be changed without shareholder approval.

In addition, the Fund may purchase the investments and engage in the investment techniques described below under "Investment Policies and Practices."


FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

Under normal circumstances, the Fund pursues its investment objective by investing at least 65% of the value of its total assets in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities. For purposes of this 65% statement, the Fund will consider collateralized mortgage obligations issued by U.S. government agencies or instrumentalities to be U.S. government securities. Unless indicated otherwise, the investment policies of the Fund may be changed by the Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS. The Fund invests in securities which are primary or direct obligations of the U.S. government or its agencies or instrumentalities, or which are guaranteed by the U.S. government, its agencies or instrumentalities, and in certain collateralized mortgage obligations ("CMOs"), described below, and repurchase agreements. The prices of fixed income securities fluctuate inversely to the direction of interest rates.

The U.S. government securities in which the Fund invests include:

* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;


* notes, bonds and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

* notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

* notes, bonds and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.


Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instrumentalities are supported by:

* the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

* the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

* the credit of the agency or instrumentality.

The Fund may also invest in CMOs which are rated AAA by an NRSRO and which are issued by private entities such as investment banking firms and companies related to the construction industry. The CMOs in which the Fund may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government. The mortgage-related securities provide for a periodic payment consisting of both interest and principal. The interest portion of these payments will be distributed by the Fund as income, and the capital portion will be reinvested.

Mortgage-backed securities may be subject to certain prepayment risks because the underlying mortgage loans may be prepaid without penalty or premium. Prepayment risks on mortgage-backed securities tend to increase during periods of declining interest rates because many borrowers refinance their mortgages to take advantage of favorable rates. At the time the Fund reinvests the proceeds, it may receive a rate of interest which is actually lower than the rate of interest paid on those securities.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other open-end investment companies and in the securities of closed-end investment companies. Shareholders should realize that, when the Fund invests in other investment companies, certain fund expenses, such as custodian fees and administrative fees, may be duplicated. The investment adviser will waive its investment advisory fee on assets invested in securities of other Federated Funds.


INVESTMENT LIMITATIONS

The Fund will not:

* borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of its total assets to secure such borrowings.

The above investment limitations cannot be changed without shareholder approval.


In addition, the Fund may purchase the investments and engage in the investment techniques described below under "Investment Policies and Practices."



FEDERATED HIGH INCOME BOND FUND II INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek high current income. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

Unless stated otherwise, the Trustees can change the investment policies without the approval of shareholders. Shareholders will be notified before any material change becomes effective. The Fund endeavors to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities. The fixed income securities in which the Fund intends to invest are lower-rated corporate debt obligations, which are commonly referred to as "junk bonds." Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the investment objective of high current income.

ACCEPTABLE INVESTMENTS. The Fund invests at least 65% of its assets in lower-rated fixed income bonds. Under normal circumstances, the Fund will not invest more than 10% of the value of its total assets in equity securities. The fixed income securities in which the Fund invests include, but are not limited to:

* preferred stocks;

* bonds;

* debentures;

* notes;

* equipment lease certificates; and

* equipment trust certificates.

The securities in which the Fund may invest are generally rated BBB or lower by S&P or Fitch or Baa or lower by Moody's, or are not rated but are determined by the Fund's investment adviser to be of comparable quality. Securities which are rated BBB or lower by S&P or Fitch or Baa or lower by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than highly rated bonds. A description of the rating categories is contained in the Appendix to this combined prospectus. There is no lower limit with respect to rating categories for securities in which the Fund may invest. See "Investment Risks" below.

FOREIGN SECURITIES. The Fund may invest in foreign securities, including foreign securities not publicly traded in the United States, which may include any of the types of securities described above (see "Acceptable Investments"). Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investments in domestic issuers. These considerations include the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social, or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Transaction costs in foreign securities may be higher. The adviser will consider these and other factors before investing in foreign securities and will not make such investments unless, in its opinion, such investments will meet the Fund's standards and objectives.

TEMPORARY INVESTMENTS. The Fund may invest temporarily in cash and short-term obligations for defensive purposes during times of unusual market conditions. Short-term obligations may include:

* certificates of deposit;

* commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch and variable rate demand master notes;

* short-term notes;

* obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities; and

* repurchase agreements.

INVESTMENT RISKS

The prices of fixed income securities fluctuate inversely to the direction of interest rates.

The corporate debt obligations in which the Fund invests are usually not in the three highest rating categories of the nationally recognized statistical rating organizations (AAA, AA, or A for S&P or Fitch and Aaa, Aa or A for Moody's), but are in the lower rating categories or are unrated but are of comparable quality and are regarded as having predominately speculative characteristics. Lower-rated or unrated bonds are commonly referred to as "junk bonds." There is no minimal acceptable rating for a security to be purchased or held in the Fund's portfolio, and the Fund may, from to time, purchase or hold securities rated in the lowest rating category and may include bonds in default. A description of the rating categories is contained in the Appendix to this prospectus.


Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the prices or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers in lower-rated securities. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased.

In the event of a restructuring, the Fund may bear additional legal or administrative expenses in order to maximize recovery from an issuer.


The secondary trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. In 1989, legislation was enacted that requires federally insured savings associations to divest their holdings of lower-rated bonds by 1994. The reduction of the number of institutions empowered to purchase and hold lower-rated bonds could have an adverse impact on the overall liquidity of the market. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may also affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the portfolio.


The Fund may, from time to time, own zero coupon bonds or pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities (as opposed to cash). The price of zero coupon bonds and pay-in-kind securities are generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds and pay-in-kind securities be reported as income to the Fund even though the Fund received no cash interest until the maturity or payment date of such securities.

Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.


                      AS A PERCENTAGE OF TOTAL
                        MARKET VALUE OF BOND
                           HOLDINGS AS OF
                         DECEMBER 31, 1996
 CREDIT RATING                  RATED
 BB & BBB                         17.0%
 B                                73.0%
 CCC                               4.0%
 D                                 0.1%
 Not Rated                         5.9%
    Total                        100.0%


REDUCING RISKS OF LOWER-RATED SECURITIES. The Fund's investment adviser believes that the risks of investing in lower-rated securities can be reduced. The professional portfolio management techniques used by the Fund to attempt to reduce these risks include:

CREDIT RESEARCH. The Fund's investment adviser will perform its own credit analysis in addition to using recognized rating agencies and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The adviser's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest, or dividend coverage and earnings. In evaluating an issuer, the adviser places special emphasis on the estimated current value of the issuer's assets rather than historical cost.

DIVERSIFICATION. The Fund invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

ECONOMIC ANALYSIS. The Fund's adviser will analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical, and analysis of the business cycle can be important.

INVESTMENT LIMITATIONS

The Fund will not:

* borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets and pledge up to 15% of its total assets to secure such borrowings.


The above investment limitations cannot be changed without shareholder approval. However, the following investment limitation may be changed without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

The Fund will not:

* invest more than 15% of its net asset in illiquid securities.


In addition, the Fund may purchase the investments and engage in the investment techniques described below under "Investment Policies and Practices."

FEDERATED INTERNATIONAL EQUITY FUND II INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The Fund's investment objective is to obtain a total return on its assets. The investment objective cannot be changed without the approval of the Fund's shareholders. While there is no assurance that the Fund will achieve its investment objective, it attempts to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

ACCEPTABLE INVESTMENTS. The Fund will attempt to achieve its objective by investing at least 65% of its assets (and under normal market conditions substantially all of its assets) in equity securities of issuers located in at least three different countries outside of the United States. The Fund's investment approach is based on the premise that investing in such non-U.S. securities provides three potential benefits over investing solely in U.S. securities: (1) the opportunity to invest in foreign issuers believed to have superior growth potential; (2) the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S.; and
(3) the opportunity to reduce portfolio volatility to the extent that securities markets inside and outside the U.S. do not move in harmony. The Fund may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"); corporate and government fixed income securities of issuers outside of the U.S.; convertible securities; and options and financial futures contracts. In addition, the Fund may enter into forward commitments, repurchase agreements, foreign currency transactions; and maintain reserves in foreign or U.S. money market instruments.

Unless otherwise indicated, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change to these policies becomes effective.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other open-end investment companies and in the securities of closed-end investment companies. Shareholders should realize that, when the Fund invests in other investment companies, certain fund expenses, such as custodian fees and administrative fees, may be duplicated. The investment adviser will waive its investment advisory fee on assets invested in securities of other Federated Funds.


DEPOSITARY RECEIPTS. The Fund may purchase sponsored or unsponsored ADRs, GDRs, and EDRs (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored Depositary Receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored Depositary Receipts.

FIXED INCOME SECURITIES. At the date of this prospectus, the Fund has committed its assets primarily to dividend-paying equity securities of established companies that appear to have growth potential. However, as a temporary defensive position, the Fund may shift its emphasis to fixed income securities, warrants, or other obligations of foreign companies or governments, if they appear to offer potential higher return. Fixed income securities include preferred stock, bonds, notes, or other debt securities which are investment grade or higher, as described below. The prices of fixed income securities fluctuate inversely to the direction of interest rates.

The debt securities in which the Fund will invest will possess a minimum credit rating of BBB as assigned by S&P or Baa by Moody's, or, if unrated, will be judged by the Fund's adviser to be of comparable quality. Because the average quality of the Fund's portfolio investments should remain constantly between AAA and BBB, the Fund may avoid the adverse consequences that may arise for some debt securities in difficult economic circumstances. Downgraded securities will be evaluated on a case by case basis by the adviser. The adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold. A description of the ratings categories is contained in the Appendix to the Statement of Additional Information.


OPTIONS AND FINANCIAL FUTURES CONTRACTS. The Fund may purchase put and call options, financial futures contracts, and options on financial futures contracts. In addition, the Fund may write (sell) put and call options with respect to securities in the Fund's portfolio.


FORWARD COMMITMENTS. Forward commitments are contracts to purchase securities for a fixed price at a date beyond customary settlement time. The Fund may enter into these contracts if liquid securities in amounts sufficient to meet the purchase price are segregated on the Fund's records at the trade date and maintained until the transaction has been settled. Risk is involved if the value of the security declines before settlement. Although the Fund enters into forward commitments with the intention of acquiring the security, it may dispose of the commitment prior to settlement and realize a short-term profit or loss.

MONEY MARKET INSTRUMENTS. The Fund may invest in foreign and U.S. money market instruments, including interest-bearing call deposits with banks, government obligations, certificates of deposit, banker's acceptances, commercial paper, short-term corporate debt securities, and repurchase agreements. The commercial paper in which the Fund invests will be rated A-1 by S&P or P-1 by Moody's. These investments may be used to temporarily invest cash received from the sale of Fund shares, to establish and maintain reserves for temporary defensive purposes, or to take advantage of market opportunities. Investments in the World Bank, Asian Development Bank, or Inter-American Development Bank are not anticipated.

FOREIGN CURRENCY TRANSACTIONS. The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund. Further, the Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. Cross-hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability that is the subject of the hedge.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated on the Fund's records and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than one year. The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. No more than 30% of the Fund's assets will be committed to forward contracts for hedging purposes at any time. (This restriction does not include forward contracts entered into to settle securities transactions.)

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

RISKS ASSOCIATED WITH FINANCIAL FUTURES CONTRACTS AND OPTIONS ON FINANCIAL FUTURES CONTRACTS. When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Fund's adviser could be incorrect in its expectations about the direction or extent of market factors such as interest or currency exchange rate movements. In these events, the Fund may lose money on the futures contract or option. Also, it is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Fund's adviser will consider liquidity before entering into such transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

RISKS ASSOCIATED WITH NON-U.S. SECURITIES. Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic investments. In an attempt to reduce some of these risks, the Fund diversifies its investments broadly among foreign countries, including both developed and developing countries. At least three different countries will always be represented.

The Fund occasionally takes advantage of the unusual opportunities for higher returns available from investing in developing countries. These investments, however, carry considerably more volatility and risk because they are associated with less mature economies and less stable political systems.

CURRENCY RISKS. Because the Fund may purchase securities denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates could affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in that currency will decrease.

The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund will not convert its holdings of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

FOREIGN COMPANIES. Other differences between investing in non-U.S. and U.S. securities include:

* less publicly available information about foreign companies;

* the lack of uniform financial accounting standards applicable to foreign companies;

* less readily available market quotations on foreign companies;

* differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks;

* differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments;

* generally lower foreign stock market volume;

* the likelihood that foreign securities may be less liquid or more volatile;

* foreign brokerage commissions may be higher;

* unreliable mail service between countries; and

* political or financial changes which adversely affect investments in some countries.

U.S. GOVERNMENT POLICIES. In the past, U.S. government policies have discouraged or restricted certain investments abroad by investors such as the Fund. Investors are advised that when such policies are instituted, the Fund will abide by them.

SHORT SALES. The Fund intends to sell securities short from time to time, subject to certain restrictions. A short sale occurs when a borrowed security is sold in anticipation of a decline in its price. If the decline occurs, shares equal in number to those sold short can be purchased at the lower price. If the price increases, the higher price must be paid. The purchased shares are then returned to the original lender. Risk arises because no loss limit can be placed on the transaction. When the Fund enters into a short sale, assets equal to the market price of the securities sold short or any lesser price at which the Fund can obtain such securities, are segregated on the Fund's records and maintained until the Fund meets its obligations under the short sale.

DEVELOPING/EMERGING MARKETS. The economics of individual emerging countries may differ favorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economics of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.


Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.


Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the U.S.

INVESTMENT LIMITATIONS The Fund will not:

* with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities (other than securities issued or guaranteed by the government of the U.S. or its agencies or instrumentalities) of any one issuer, or acquire more than 10% of the outstanding voting securities of any one issuer;

* sell securities short except under strict limitations;

* borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge its assets to secure such borrowings; or

* permit margin deposits for financial futures contracts held by the Fund, plus premiums paid by it for open options on financial futures contracts, to exceed 5% of the fair market value of the Fund's total assets, after taking into account the unrealized profits and losses on the contracts.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

The Fund will not:


* invest more than 15% of the value of its net assets in illiquid securities, including securities not determined by the Trustees to be liquid, repurchase agreements with maturities longer than seven days after notice, and certain over-the-counter options.

In addition, the Fund may purchase the investments and engage in the investment techniques described below under "Investment Policies and Practices."


PORTFOLIO TURNOVER. Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. It is not anticipated that the portfolio trading engaged in by the Fund will result in its annual rate of portfolio turnover exceeding 200%. A portfolio turnover rate of 100% would occur, for example, if all the securities in the Fund's portfolio were replaced once in a period of one year. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Fund's investment adviser deems it appropriate to make changes in the Fund's portfolio.


FEDERATED EQUITY INCOME FUND II INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide above average income and capital appreciation. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The investment policies described below may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS. The Fund attempts to achieve its objectives by investing at least 65% of its assets in income-producing equity securities. Equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks. The portion of the Fund's total assets invested in common stocks, preferred stocks, and convertible securities will vary according to the Fund's assessment of market and economic conditions and outlook.

The Fund's stock selection emphasizes those common stocks in each sector that have good value, attractive yield, and dividend growth potential. The Fund will utilize convertible securities because such securities typically offer high yields and good potential for capital appreciation.

ZERO COUPON CONVERTIBLE SECURITIES. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the bonds back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

Federal income tax law requires the holder of a zero coupon convertible security to recognize income from the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability of federal income taxes, the Fund will be required to distribute income accrued from zero coupon convertible securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.

TEMPORARY INVESTMENTS. The Fund may also invest temporarily, in amounts of 35% or less of the Fund's assets, in cash and cash items during times of unusual market conditions to maintain liquidity. Cash items may include the following short-term obligations:

* commercial paper and Europaper (dollar denominated commercial paper issued outside the United States);

* instruments of domestic and foreign banks and savings associations (such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances); or

* obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements; and other short-term instruments.

PUT AND CALL OPTIONS. The Fund may purchase put options on its portfolio securities. These options will be used as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund may also write call options on all or any portion of its portfolio to generate income for the Fund. The Fund will write call options on securities either held in its portfolio or for which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The Fund may generally purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options since options on the portfolio securities held by the Fund are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions (such as commercial banks or savings associations) deemed creditworthy by the adviser.

Over-the-counter options are two party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not. The Fund will not buy call options or write put options without further notification to shareholders.

FINANCIAL FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell financial futures contracts to hedge all or a portion of its portfolio against changes in interest rates. Financial futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

The Fund may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. When the Fund purchases futures contracts, an amount of cash and U.S. Treasury securities, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

RISKS. When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manager to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio manager could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the portfolio manager will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

FOREIGN SECURITIES. The Fund reserves the right to invest in foreign securities which are traded publicly in the United States. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investments in domestic issuers. These considerations include the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social, or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Transaction costs in foreign securities may be higher. The adviser will consider these and other factors before investing in foreign securities and will not make such investments unless, in its opinion, such investments will meet the Fund's standards and objectives. The Fund will only purchase securities issued in U.S. dollar denominations.

HIGH-YIELD CORPORATE DEBT OBLIGATIONS. The Fund may invest up to 35% of the value of its total assets in corporate debt obligations that are not investment grade bonds or are not rated but are determined by the adviser to be of comparable quality. Securities which are rated BBB or lower by Standard & Poor's or Baa or lower by Moody's either have speculative characteristics or are speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations, however rated or unrated bonds are commonly referred to as "junk bonds." A description of the rating categories is contained in the Appendix to this prospectus. There is no lower limit with respect to rating categories for securities in which the Fund may invest.

Corporate debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, lower rated bonds tend to reflect short-term corporate, economic and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated bonds may be more difficult to dispose of or to value than high-rated, lower-yielding bonds. The Fund does not intend to invest more than 5% of its assets in corporate debt obligations that are not investment-grade bonds (excluding securities convertible into equity securities) during the current fiscal year.

The adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

PORTFOLIO TURNOVER

Securities in the Fund's portfolio will be sold whenever the adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The adviser to the Fund does not anticipate that portfolio turnover will result in adverse tax consequences. Any such trading will increase the Fund's portfolio turnover rate and transaction costs.

INVESTMENT LIMITATIONS

The Fund will not:

* borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except that under certain circumstances the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings;

* sell securities short except, under strict limitations, it may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions;

* invest more than 5% of the value of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations) or acquire more than 10% of any class of voting securities of any issuer; or

* purchase portfolio instruments if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

The Fund will not:

* commit more than 5% of the value of its total assets to premiums on open put option positions.

In addition, the Fund may purchase the investments and engage in the investment techniques described below under "Investment Policies and Practices."

HUB AND SPOKE" OPTION (FEDERATED EQUITY INCOME FUND II ONLY)

If the Trustees determine it to be in the best interest of the Federated Equity Income Fund II and its shareholders, the Fund may in the future seek to achieve its investment objective by investing all of its assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed in substantially the same manner as the Fund.

The initial shareholder of the Fund (which is an affiliate of Federated Securities Corp.) voted to vest authority to use this investment structure in the sole discretion of the Trustees. No further approval of shareholders is required. Shareholders will receive at least 30 days prior notice of any such investment.

In making its determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although it is expected that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will remain the same or be materially reduced if this investment structure is implemented.

INVESTMENT POLICIES AND PRACTICES

The following investment policies and practices, unless indicated otherwise, may be changed without approval of shareholders.

CONVERTIBLE SECURITIES

Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated International Equity Fund II and Federated Equity Income Fund II may invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The Funds (with the exception of Federated International Equity Fund II) invest in convertible bonds rated "B" or higher by S&P or Moody's at the time of investment or, if unrated, of comparable quality. If a convertible bond is rated below "B" according to the characteristics set forth hereafter after a Fund has purchased it, the Fund is not required to drop the convertible bond from the portfolio but will consider appropriate action. With respect to Federated International Equity Fund II, the Fund will invest in convertible securities that are rated, at the time of purchase, investment grade by a nationally recognized statistical rating organization or, if unrated, of comparable quality as determined by the investment adviser. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

Bonds rated "BBB" or lower by S&P or "Baa" or lower by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds.

Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than nonconvertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the investment adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Fund's adviser evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund's adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no security's investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


REPURCHASE AGREEMENTS

All of the Funds will engage in repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to a Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. Such Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, such Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Funds believe that, under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of a Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are found by each Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.

RESTRICTED AND ILLIQUID SECURITIES


Each Fund may invest in restricted securities. This policy is not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933. Restricted securities are any securities in which these Funds may otherwise invest pursuant to their respective investment objectives and policies but which are subject to restriction on resale under federal securities law. To the extent restricted securities are deemed to be illiquid, the Funds will limit their purchase, including non-negotiable time deposits, repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options and certain restricted securities determined by the Trustees not to be liquid, to 15% of the net assets of each Fund (10% with respect to Federated Prime Money Fund II). Federated High Income Bond Fund II will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid and repurchase agreements providing for settlement in more than seven days after notice, to 15% of the value of its total assets.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Funds may purchase portfolio securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.


The Funds may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Funds may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The funds may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, each Fund may lend its portfolio securities on a short-term or long-term basis, or both, up to one-third of the value of its total assets, to broker/dealers, banks, or other institutional borrowers of securities. (Federated International Equity Fund II is not subject to this one-third limitation.) This policy is a fundamental policy of each Fund and may not be changed without shareholder approval. The Funds will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned at all times.

VARIABLE ASSET REGULATIONS


The Funds are also subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% of the total assets of a Fund may be represented by any two investments, no more than 80% of the total assets of a Fund may be represented by any three investments, and no more than 90% of the total assets of a Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If a Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts.

The Funds will be operated at all times so as to comply with the foregoing diversification requirements.

STATE INSURANCE REGULATIONS

The Funds are intended to be funding vehicles for variable annuity contracts and variable life insurance policies offered by certain insurance companies. The contracts will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning, among other things, the concentration of investments, sales and purchases of futures contracts, and short sales of securities. If applied to the Trust, each Fund may be limited in its ability to engage in such investments and to manage its portfolio with desired flexibility. The Trust intends that each Fund will operate in material compliance with the applicable insurance laws and regulations of each jurisdiction in which contracts will be offered by the insurance companies which invest in the Funds.

NET ASSET VALUE


The net asset value per share of Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, Federated International Equity Fund II, and Federated Equity Income Fund II fluctuates. They are determined by dividing the sum of the market value of all securities and other assets of the particular Fund, less liabilities, by the number of shares outstanding.


Federated Prime Money Fund II attempts to stabilize the net asset value of its shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share of Federated Prime Money Fund II is determined by subtracting total liabilities from total assets and dividing by the number of shares outstanding. Federated Prime Money Fund II cannot guarantee that its net asset value will always remain at $1.00 per share.

INVESTING IN THE FUNDS

PURCHASES AND REDEMPTIONS
Shares of the Funds are not sold directly to the general public. With respect to Federated High Income Bond Fund II, the Fund reserves the right to reject any purchase request. The Funds' shares are used solely as the investment vehicle for separate accounts of insurance companies offering variable annuity contracts and variable life insurance policies. The use of Fund shares as investments for both variable annuity contracts and variable life insurance policies is referred to as "mixed funding." The use of Fund shares as investments by separate accounts of unaffiliated life insurance companies is referred to as "shared funding."


The Funds intend to engage in mixed funding and shared funding in the future. Although the Funds do not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment, or other considerations resulting from mixed funding or shared funding, the Trustees would closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Funds.


Shares of the Funds are purchased or redeemed on behalf of participating insurance companies at the next computed net asset value after an order is received on days on which the New York Stock Exchange is open.

WHAT SHARES COST

The net asset value of shares is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days on which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchase orders from separate accounts investing in the Funds which are received by the insurance companies by 4:00 p.m. (Eastern time), will be computed at the net asset value of the applicable Funds determined on that day, as long as such purchase orders are received by the applicable Fund in proper form and in accordance with applicable procedures by 8:00 a.m. (Eastern time) on the next business day and as long as federal funds in the amount of such orders are received by the respective Funds on the next business day. It is the responsibility of each insurance company which invests in the Funds to properly transmit purchase orders and federal funds in accordance with the procedures described above.

DIVIDENDS


Dividends on shares of Federated Growth Strategies Fund II and Federated International Equity Fund II are declared and paid annually. Dividends on shares of Federated American Leaders Fund II are declared and paid quarterly. Dividends on shares of Federated Prime Money Fund II are declared daily and paid monthly. Dividends on shares of Federated Utility Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, and Federated Equity Income Fund II are declared and paid monthly.

Shares of Federated Prime Money Fund II begin earning dividends on the day that the Fund receives federal funds. Shares of Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond II, Federated International Equity Fund II, and Federated Equity Income Fund II will begin earning dividends if owned on the applicable record date. Dividends of each Fund are automatically reinvested in additional shares of such Fund on payment dates at the ex-dividend date net asset value.


FEDERATED INSURANCE SERIES INFORMATION

MANAGEMENT OF FEDERATED INSURANCE SERIES

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.


INVESTMENT ADVISERS. Pursuant to an investment advisory contract with the Trust, investment decisions for Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Prime Money Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II and Federated Equity Income Fund II are made by Federated Advisers, the Funds' investment adviser, subject to direction by the Trustees. Pursuant to an investment advisory contract with the Trust, investment decisions for Federated International Equity Fund II are made by Federated Global Research Corp., the Fund's investment adviser, subject to direction by the Trustees. The advisers continually conduct investment research and supervision for the Funds and are responsible for the purchase or sale of portfolio instruments, for which they receive an annual fee from each Fund.


Both the Funds and the advisers have adopted strict codes of ethics governing the conduct of all employees who manage the Funds and their portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Funds' shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Funds; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.


ADVISORY FEES. The Funds' advisers receive an annual investment advisory fee equal to 1% of the average daily net assets for Federated International Equity Fund II, 0.75% of the average daily net assets for Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, and Federated Equity Income Fund II, 0.60% of the average daily net assets for Federated Fund for U.S. Government Securities II and Federated High Income Bond Fund II, and 0.50% of the average daily net assets for Federated Prime Money Fund II. The advisers may voluntarily choose to waive a portion of their fees or reimburse a Fund for certain operating expenses. The advisers can terminate this voluntary waiver and reimbursement of expenses at any time at their sole discretion.

ADVISERS' BACKGROUND. Federated Advisers, a Delaware business trust organized on April 11, 1989, and Federated Global Research Corp., incorporated in Delaware on May 12, 1995, are registered investment advisers under the Investment Advisers Act of 1940. They are subsidiaries of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors. Prior to September 1995, Federated Global Research Corp. had not served as an investment adviser to mutual funds. Federated Advisers, Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.


FUND MANAGERS


FEDERATED AMERICAN LEADERS FUND II. Scott B. Schermerhorn has been the Fund's portfolio manager since July 1996. Mr. Schermerhorn joined Federated Investors in 1996 as a Vice President of the Fund's investment adviser. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J W Seligman & Co., Inc. Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.

Michael P. Donnelly has been the Fund's portfolio manager since April 1997. Mr. Donnelly joined Federated in 1989 as an Investment Analyst and has been a Vice President of the Fund's adviser since 1994. He served as an Assistant Vice President of the Fund's adviser from 1992 to 1994. Mr. Donnelly is a Chartered Financial Analyst and received his M.B.A. from the University of Virginia.

Peter R. Anderson has been the Fund's portfolio manager since the Fund's inception. Mr. Anderson joined Federated Investors in 1972 as, and is presently, a Senior Vice President of the Fund's investment adviser. Mr. Anderson is a Chartered Financial Analyst and received his M.B.A in Finance from the University of Wisconsin.

FEDERATED GROWTH STRATEGIES FUND II. James E. Grefenstette has been the Fund's portfolio manager since the Fund's inception. Mr. Grefenstette joined Federated Investors in 1992 and has been a Vice President of the Fund's investment adviser since 1996. From 1994 until 1996, Mr. Grefenstette acted as an Assistant Vice President of the Fund's investment adviser, and served as an Investment Analyst of the investment advisor from 1992 to 1994. Mr. Grefenstette was a credit analyst at Westinghouse Credit Corp. from 1990 until 1992. Mr. Grefenstette received his M.S. in Industrial Administration from Carnegie Mellon University.

FEDERATED UTILITY FUND II AND FEDERATED EQUITY INCOME FUND II. Linda A. Duessel has been Federated Utility Fund II's portfolio manager since April 1995. Ms. Duessel has been Federated Equity Income Fund II's portfolio manager since February 1997. Ms. Duessel joined Federated Investors in 1991 and has been a Vice President of the Fund's investment adviser since 1995. Ms. Duessel was an Assistant Vice President of the Fund's investment adviser from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II. Kathleen M. Foody-Malus has been the Fund's portfolio manager since the Fund's inception. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Foody-Malus served as an Assistant Vice President of the investment adviser from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Todd A. Abraham has been the Fund's portfolio manager since April 1997. Mr. Abraham joined Federated Investors in 1993 as an Investment Analyst and has been an Assistant Vice President of the Fund's investment adviser since 1995. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham received his M.B.A. in finance from Loyola College.

FEDERATED HIGH INCOME BOND FUND II. Mark E. Durbiano has been the Fund's portfolio manager since the Fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's investment adviser since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of the Fund's investment adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

FEDERATED INTERNATIONAL EQUITY FUND II. Henry A. Frantzen has been the Fund's portfolio manager since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's investment adviser. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 until 1995.

Drew J. Collins has been the Fund's portfolio manager since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's investment adviser. Mr. Collins served as Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the Wharton School of The University of Pennsylvania.

Frank Semack has been the Fund's portfolio manager since November 1995. Mr. Semack joined Federated Investors in 1995 as a Vice President of the Fund's investment adviser. Mr. Semack served as an Investment Analyst at Omega Advisers, Inc. from 1993 to 1994. He served as a Portfolio Manager/Associate Director of Wardley Investment Services, Ltd. from 1980 to 1993. Mr. Semack received his M.Sc. in economics from the London School of Economics. Alexandre de Bethmann has been the Fund's portfolio manager since November 1995. Mr. de Bethmann joined Federated Investors in 1995 as a Vice President of the Fund's investment adviser. Mr. de Bethmann served as Assistant Vice President/Portfolio Manager for Japanese and Korean equities at the College Retirement Equities Fund from 1994 to 1995. He served as an International Equities Analyst and then as an Assistant Portfolio Manager at the College Retirement Equities Fund between 1987 and 1994. Mr. de Bethmann received his M.B.A. in Finance from Duke University.

DISTRIBUTION OF FUND SHARES

Federated Securities Corp. is the principal distributor for shares of the Funds. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.


DISTRIBUTION PLAN (FEDERATED EQUITY INCOME FUND II ONLY). Under a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), the distributor may be paid a fee by the Fund in an amount computed at an annual rate of up to 0.25% of the average daily net asset value of the Fund. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees will be determined from time to time by the distributor. The Fund is not currently paying any 12b-1 fees under the Plan. Should the Fund begin to pay these fees, shareholders will be notified. The Plan is a compensation-type Plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by the Fund under the Plan.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. Federated Securities Corp., from its own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance may be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by each Fund's investment adviser or its affiliates.

ADMINISTRATION OF THE FUNDS

ADMINISTRATIVE SERVICES. Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors as specified below:

       MAXIMUM               AVERAGE AGGREGATE
  ADMINISTRATIVE FEE          DAILY NET ASSETS
        0.15%             on the first $250 million
        0.125%            on the next $250 million
        0.10%             on the next $250 million
        0.075%       on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the advisers look for prompt execution of the order at a favorable price. In working with dealers, the advisers will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the advisers may give consideration to those firms which have sold or are selling shares of the Funds and other funds distributed by Federated Securities Corp. The advisers make decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.


EXPENSES OF FEDERATED EQUITY INCOME FUND II

Holders of shares of Federated Equity Income Fund II pay their allocable portion of Trust and Fund expenses.

The Trust expenses for which holders of shares of the Fund pay their allocable portion include, but are not limited to the cost of: organizing the Trust and continuing its existence; registering the Trust with federal and state securities authorities; Trustees' fees; auditors' fees; meetings of Trustees and shareholders and proxy solicitations therefor; legal fees of the Trust; association membership dues; and such non-recurring and extraordinary items as may arise from time to time.

The Fund expenses for which holders of shares of the Fund pay their allocable portion include, but are not limited to: registering the portfolio and shares of the portfolio; investment advisory services; taxes and commissions; custodian fees; insurance premiums; auditors' fees; and such non-recurring and extraordinary items as may arise from time to time.

SHAREHOLDER INFORMATION

VOTING RIGHTS

The insurance company separate accounts, as shareholders of each Fund, will vote the Fund shares held in their separate accounts at meetings of shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of each such separate account. As of March 24, 1997, Aetna Insurance Company of America, Hartford, Connecticut and Aetna Life Insurance & Annuity Co., Hartford Connecticut, owned 41.32% and 41.79%, respectively, of the voting securities of Federated American Leaders Fund II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of March 24, 1997, Aetna Retirement Plan Services Central Valuation Unit, Hartford, Connecticut, owned 100% of the voting securities of Federated Growth Strategies Fund II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of March 24, 1997, Life of Virginia, Richmond, Virginia and Aetna Retirement Services Central Valuation Unit, Hartford, Connecticut, owned 34.19% and 48.62%, respectively, of the voting securities of Federated Utility Fund II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of March 24, 1997, United of Omaha Life Insurance Co., Omaha, Nebraska, owned 42.85% of the voting securities of Federated Prime Money Fund II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of March 24, 1997, United of Omaha Life Insurance Co., Omaha, Nebraska, and Aetna Retirement Services Central Valuation Unit, Hartford, Connecticut owned 34.52% and 31.83%, respectively, of the voting securities of Federated U.S. Government Securities Fund II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of March 24, 1997, Aetna Retirement Plan Services Central Valuation Unit, Hartford, Connecticut, owned 60.83% of the voting securities of Federated High Income Bond Fund II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of March 24, 1997, Aetna Retirement Plan Services Central Valuation Unit, Hartford, Connecticut, owned 95.47% of the voting securities of Federated International Equity Fund II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. As of March 24, 1997, Aetna Retirement Plan Services Central Valuation Unit, Hartford, Connecticut, owned 99.98% of the voting securities of Federated Equity Income Fund II, and therefore, may for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders. Aetna Insurance Company of America, Aetna Life Insurance & Annuity Co., and Aetna Retirement Plan Services Central Valuation Unit are owned by Aetna Inc. United of Omaha Life Insurance Co. is owned by Mutual of Omaha Insurance Company. Life of Virginia is owned by General Electric Capital Assurance Company.


Each share of each of the Funds gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each Fund have equal voting rights, except that only shares of a particular Fund are entitled to vote on matters affecting that Fund. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all series of the Trust.

TAX INFORMATION

FEDERAL TAXES

The Funds will pay no federal income tax because the Funds expect to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by each of the Funds in the Trust will not be combined for tax purposes with those realized by any other Fund.

Each Fund intends to comply with the variable asset diversification regulations which are described earlier in this prospectus. If a Fund fails to comply with these regulations, contracts invested in that Fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from each Fund to the separate accounts.

STATE AND LOCAL TAXES

Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.

PERFORMANCE INFORMATION


From time to time Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, Federated International Equity Fund II and Federated Equity Income Fund II advertise total return and yield. From time to time Federated Prime Money Fund II advertises its total return, yield and effective yield.

Total return represents the change, over a specific period of time, in the value of an investment in a Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yields of Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, Federated International Equity Fund II and Federated Equity Income Fund II are calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The yield of Federated Prime Money Fund II represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned on an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Performance information for each Fund will not reflect the charges and expenses of a variable annuity or variable life insurance contract. Because shares of each Fund can only be purchased by a separate account of an insurance company offering such a contract, you should review the performance figures of the contract in which you are invested, which performance figures will accompany any advertisement of a Fund's performance.


From time to time, advertisements for the Funds may refer to ratings, rankings, and other information in certain financial publications and/or compare a Fund's performance to certain indices.

APPENDIX

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC., LONG-TERM DEBT RATINGS

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment. CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C -- Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR -- NR indicates that Fitch does not rate the specific issue. Plus + or Minus -: Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MOODY'S INVESTORS SERVICE, INC., COMMERCIAL PAPER RATINGS

PRIME-1 -- Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
* Leading market positions in well established industries.

* High rates of return on funds employed.

* Conservative capitalization structure with moderated reliance on debt and ample asset protection.

* Broad margins in earning coverage of fixed financial charges and high internal cash generation.

* Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FITCH INVESTORS SERVICE, INC., COMMERCIAL PAPER RATINGS

FITCH-1 -- (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2 -- (Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

ADDRESSES

 Federated Insurance Series
          Federated American Leaders Fund II    Federated Investors Tower
          Federated Growth Strategies Fund II   Pittsburgh, Pennsylvania
                                                15222-3779
          Federated Utility Fund II
          Federated Prime Money Fund II
          Federated Fund for U.S.
          Government Securities II
          Federated High Income Bond Fund II
          Federated International Equity Fund II


          Federated Equity Income Fund II


 Investment Advisers
          Federated Advisers                     Federated Investors Tower
                                                 Pittsburgh, Pennsylvania
                                                 15222-3779
          Federated Global Research Corp.        175 Water Street
                                                 New York, New York 10038-4965
 Custodian
          State Street Bank and                  P.O. Box 8600
          Trust Company                          Boston, Massachusetts
                                                 02266-8600
 Transfer Agent and Dividend Disbursing
 Agent
          Federated Shareholder                  P.O. Box 8600
          Services Company                       Boston, Massachusetts
                                                 02266-8600


 Independent Auditors

          Deloitte & Touche LLP                  2500 One PPG Place
                                                 Pittsburgh, Pennsylvania
                                                 15222-5401

FEDERATED INSURANCE SERIES

PROSPECTUS

An Open-End Management
Investment Company


* Federated American Leaders Fund II
* Federated Growth Strategies Fund II
* Federated Utility Fund II
* Federated Prime Money Fund II
* Federated High Income Bond Fund II
* Federated Fund for U.S. Government Securities II
* Federated International Equity Fund II
* Federated Equity Income Fund II

April 22, 1997

[Graphic]

Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the funds and is a subsidiary of Federated Investors.


Cusip 313916306 Cusip 313916702 Cusip 313916108 Cusip 313916504 Cusip 313916603
Cusip 313916405 Cusip 313916207 Cusip 313916801 4011006A (4/97)





FEDERATED EQUITY INCOME FUND II

(A Portfolio of Federated Insurance Series)
Supplement to Statement of Additional Information dated April 22, 1997

A. Please delete the final sentence of the section entitled "Portfolio Turnover" on page 4 of the stand-alone Statement of Additional Information ("SAI") and replace with the following:
      "The Fund's portfolio turnover rate for the period from January 30, 1997 (date of initial public investment) to June 30, 1997, was 16.72%." B. Please delete the final sentence of the second paragraph of the section entitled "Portfolio Turnover" on page 15 of the combined SAI and replace with the following:
      "The portfolio turnover rate of Federated Equity Income Fund II for the period from January 30, 1997 (date of initial public investment) to June 30, 1997, was 16.72%." C. Please delete the second paragraph of the section entitled "Fund Ownership" on page 10 of the stand-alone SAI and replace with the following:
      "As of July 7, 1997, the following shareholder of record owned 5% or more of the outstanding shares of Federated Equity Income Fund II: Aetna
     Retirement Services Central Valuation Unit, Hartford, Connecticut owned
      1,010,174 shares (100.00%)."
D. Please delete the ninth paragraph of the section entitled "Fund Ownership" which begins on page 23 of the combined SAI and replace with the following:
      "As of July 7, 1997, the following shareholder of record owned 5% or more of the outstanding shares of Federated Equity Income Fund II: Aetna Retirement Services Central Valuation Unit, Hartford, Connecticut owned
      1,010,174 shares (100.00%)."
E. Please insert the following as the second paragraph of the section entitled "Advisory Fees" on page 12 of the stand-
     alone SAI:
      "For the period from January 30, 1997 (date of initial public investment) to June 30, 1997, Federated Advisers earned advisory fees from the Fund of $11,822, all of which was voluntarily waived." F. Please insert the following as the final sentence of the second paragraph of the section entitled "Advisory Fees" on page 26 of the combined SAI:
      "For the period from January 30, 1997 (date of initial public investment) to June 30, 1997, Federated Advisers earned advisory fees from
     Federated  Equity Income Fund II of $11,822,  all of which was  voluntarily waived."
G. Please insert the following as the final sentence of the second paragraph of the section entitled "Brokerage
     Transactions" on page 12 of the stand-alone SAI:
      "For the period from January 30, 1997 (date of initial public investment) to June 30, 1997, the Fund paid $6,583 in brokerage commissions on brokerage transactions." H. Please insert the following as the final sentence of the second paragraph of the section entitled "Brokerage
     Transactions" which begins on page 26 of the combined SAI:
      "For the period from January 30, 1997 (date of initial public investment) to June 30, 1997, Federated Equity Income Fund II paid $6,583 in brokerage commissions on brokerage transactions." I. Please insert the following as the second sentence of the section entitled "Fund Administration" on page 12 of the stand-alone SAI:
      "For the period from January 30, 1997 (date of initial public investment) to June 30, 1997, Federated Services Company earned $50,343 from the Fund." J. Please insert the following as the final sentence of the section entitled "Fund Administration" on page 27 of the combined SAI:
      "For the period from January 30, 1997 (date of initial public investment) to June 30, 1997, Federated Services Company earned $50,343 from Federated Equity Income Fund II." K. Please delete the section entitled "Total Return" on page 14 of the stand-alone SAI and replace with the following:
      "Total Return
      The Fund's cumulative total return for the period from January 30, 1997 (date of initial public investment) to June 30, 1997, was 12.21%.
      Cumulative total return reflects the Fund's total performance over a specific period of time. The Fund's total return is representative of approximately six months of investment activity since the Fund's effective date."
L. Please insert the following as the final three sentences of the first paragraph of the section entitled "Total Return" on page 31 of the combined SAI:
      "For the period from January 30, 1997 (date of initial public investment) to June 30, 1997, the cumulative total return of Federated Equity Income Fund II was 12.21%. Cumulative total return reflects the total performance of Federated Equity Income Fund II over a specific period of time. This total return is representative of approximately six months of investment activity since the effective date of Federated Equity Income Fund II."
M. Please insert the following as the first paragraph of the section entitled "Yield" on page 14 of the stand-alone SAI: The Fund's yield for the period from January 30, 1997 (date of initial public investment) to June 30, 1997, was 2.01%.
N. Please insert the following as the final sentence of the first paragraph of the section entitled "Yield" on page 31 of the combined SAI:
      The yield of Federated Equity Income Fund II for the thirty-day period ended June 30, 1997, was 2.01%.

[GRAPHIC OMITTED]

        Cusip 313916801
        G01305-13 (7/97)



                         FEDERATED EQUITY INCOME FUND II
                   (A PORTFOLIO OF FEDERATED INSURANCE SERIES)
              STATEMENT OF ADDITIONAL INFORMATION This Statement of
 Additional Information should be read with the prospectus of the Federated Equity Income Fund II (the `Fund"), a portfolio of Federated Insurance Series (the `Trust") dated April 22, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.
 FEDERATED INVESTORS TOWER
 PITTSBURGH, PENNSYLVANIA 15222-3779

                         Statement dated April 22, 1997


FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA 15222-3779



Federated Securities Corp. is the distributor of the Fund
and is a subsidiary of Federated Investors.
Cusip 313916801
G01298-02 (4/97)
GENERAL INFORMATION ABOUT THE FUND             1

INVESTMENT OBJECTIVES AND POLICIES             1

 Convertible Securities                        1
 Temporary Investments                         1
 Warrants                                      2
 When-Issued and Delayed Delivery Transactions 2
 Repurchase Agreements                         2
 Futures and Options Transactions              2
 Restricted and Illiquid Securities            4
 Lending of Portfolio Securities               5
 Reverse Repurchase Agreements                 5
 Portfolio Turnover                            5
INVESTMENT LIMITATIONS                         5

FEDERATED INSURANCE SERIES MANAGEMENT          8

 Fund Ownership                               12
 Trustees Compensation                        12
 Trustees Liability                           13
INVESTMENT ADVISORY SERVICES                  13

 Adviser to the Fund                          13
 Advisory Fees                                13
BROKERAGE TRANSACTIONS                        13

OTHER SERVICES                                13

 Fund Administration                          13
 Custodian and Portfolio Accountant           14
 Transfer Agent                               14
 Independent Auditors                         14
PURCHASES AND REDEMPTIONS                     14

 Distribution Plan                            14


Table of Contents

DETERMINING NET ASSET VALUE                   14

 Determining Market Value of Securities       15
MASSACHUSETTS PARTNERSHIP LAW                 15

TAX STATUS                                    15

 The Fund's Tax Status                        15
 Shareholders' Tax Status                     15
TOTAL RETURN                                  16

YIELD                                         16

PERFORMANCE COMPARISONS                       16

 Economic and Market Information              17
ABOUT FEDERATED INVESTORS                     17

 Mutual Fund Market                           18
 Institutional Clients                        18
 Bank Marketing                               18
 Broker/Dealers and Bank Broker/Dealer
  Subsidiaries                                18

                                                                     I
GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio of Federated Insurance Series (the `Trust"), which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. At a meeting of the Board of Trustees (the `Trustees") held on November 14, 1995, the Trustees approved an amendment to the Declaration of Trust to change the name of the Trust from `Insurance Management Series" to `Federated Insurance Series." The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Fund. The shares in any one portfolio may be offered in separate classes. As of the date of this Statement, the Trustees have not established separate classes of shares. INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective is to provide above average income and capital appreciation. The investment objective cannot be changed without approval of shareholders. CONVERTIBLE SECURITIES As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline and, conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities, the right to be exchanged for the issuer's common stock, causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities prices fluctuate, there can be no assurance of capital appreciation, and most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of straight nonconvertible debt of similar quality, often called `investment value," and may not experience the same decline as the underlying common stock. Many convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, the premium may not be recovered.
TEMPORARY INVESTMENTS
The temporary investments in which the Fund may invest include, but are not limited to:
     ocommercial paper rated A-1 or A-2 by Standard & Poor's Ratings Group,
      Prime-1 or Prime-2 by Moody's Investors Service, Inc., or F-1 or F-2 by Fitch Investors Service, Inc., and Europaper rated A-1, A- 2, Prime-1, or Prime-2. In the case where commercial paper or Europaper has received different ratings from different rating services, such commercial paper or Europaper is an acceptable temporary investment so long as at least one rating is one of the preceding high-quality ratings and provided the Fund's investment adviser has determined that such investment presents minimal credit risks;
     oinstruments of domestic and foreign banks and savings associations if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by the Federal Deposit Insurance Corporation. These instruments may include Eurodollar Certificates of Deposits ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs'), and Eurodollar Time Deposits ("ETDs");


     oobligations of the U.S. government or its agencies or
      instrumentalities;
     orepurchase agreements; and
     oother short-term instruments which are not rated but are determined by the adviser to be of comparable quality to the other temporary obligations in which the Fund may invest.


   INVESTMENT RISKS
     ECDs, ETDs, Yankee CDs, and Europaper are subject to different risks than domestic obligations of domestic banks or corporations. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing entity, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the adviser in selecting investments for the Fund.
WARRANTS
Warrants basically are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life

3


ranging from less than a year to twenty years or may be perpetual. However, warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. REPURCHASE AGREEMENTS The Fund or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the adviser to be creditworthy pursuant to guidelines established by the Board of Trustees (the "rustees").
FUTURES AND OPTIONS TRANSACTIONS
The Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income.
   FINANCIAL FUTURES CONTRACTS
     A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract (`going short") and the buyer who agrees to take delivery of the security ("oing long") at a certain time in the future.


     In the fixed-income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed-income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., `go short") to protect itself against the possibility that the prices of its fixed-income securities may decline during the Fund's anticipated holding period. The Fund would "o long"(agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

5


   PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS
     The Fund may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price. The Fund would purchase put options on futures contracts to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities. Alternatively, the Fund may exercise its put option. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.


   CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS
     In addition to purchasing put options on futures, the Fund may write listed call options on futures contracts to hedge its portfolio against an increase in market interest rates. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase. In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can offset the drop in value of the Fund's fixed-income portfolio which is occurring as interest rates rise. Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then offset the decrease in value of the hedged securities. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the

7


     Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.


    "MARGIN"IN FUTURES TRANSACTIONS
     Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of `initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good-faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called `variation margin," equal to the daily change in value of the futures contract. This process is known as `marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.


   PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES
     The Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.
   WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES The Fund may also write covered call options to generate income. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).
RESTRICTED AND ILLIQUID SECURITIES
The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Trustees may consider the following criteria in determining the liquidity of certain restricted securities:
     othe frequency of trades and quotes for the security;

9


     othe number of dealers willing to purchase or sell the security and the number of other potential buyers;
     odealer undertakings to make a market in the security; and othe nature of the security and the nature of the marketplace trades.


LENDING OF PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. REVERSE REPURCHASE AGREEMENTS The Fund may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.
PORTFOLIO TURNOVER
The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. Securities in the Fund's portfolio will be sold whenever the adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The adviser does not anticipate that portfolio turnover will result in adverse tax consequences. Any such trading will increase the Fund's portfolio turnover rate and transaction costs. Portfolio turnover rates are not yet available for this Fund. INVESTMENT LIMITATIONS

The following limitations are fundamental [except that no investment limitation of the Fund shall prevent the Fund from investing substantially all of its assets (except for assets which are not considered "nvestment securities"under the Investment Company Act of 1940, or assets exempted by the Securities and Exchange Commission) in an open-end investment company with substantially the same investment objectives]:
   BUYING ON MARGIN
     The Fund will not purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of

11


     transactions. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.
   SELLING SHORT
     The Fund will not sell securities short unless during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.


   ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings are outstanding.
   PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge.
   INVESTING IN REAL ESTATE
     The Fund will not purchase or sell real estate, although it may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interest in real estate.
   INVESTING IN COMMODITIES
     The Fund will not purchase or sell commodities, except that the Fund may purchase and sell financial futures contracts and related options.
   UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objectives, policies, and limitations.
   LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets except portfolio securities up to one-third of the value of its total assets. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objectives and policies and limitations or the Trust's Declaration of Trust.




13


   CONCENTRATION OF INVESTMENTS
     The Fund will not purchase portfolio instruments if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry.
   DIVERSIFICATION OF INVESTMENTS
     The Fund will not invest more than 5% of the value of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations) or acquire more than 10% of any class of voting securities of any issuer. For these purposes, the Fund takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.
The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trusteess without shareholder approval [except that no investment limitation of the Fund shall prevent the Fund from investing substantially all of its assets (except for assets which are not considered

`investment securities" under the Investment Company Act of 1940, or assets exempted by the Securities and Exchange Commision) in an open-end investment company with substantially the same investment objectives]. Shareholders will be notified before any material change in these limitations becomes effective.
   INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES The Fund will not purchase securities of other investment companies except as part of a merger, consolidation, or other acquisition.
   ARBITRAGE TRANSACTIONS
     The Fund will not engage in arbitrage transactions.
   ACQUIRING SECURITIES


     The Fund will not purchase securities of a company for the purpose of exercising control or management. However, the Fund may purchase up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Fund. In addition, the Fund, other companies advised by the adviser, and other affiliated companies may together buy and hold substantial amounts of voting stock of a company and may vote together in regard to such company's affairs. In some cases, the Fund and its affiliates might collectively be considered to be in control of such company. In some cases, Trustees and other persons associated with the Fund and its affiliates might possibly become directors of companies in which the Fund holds stock.
   WRITING COVERED CALL OPTIONS AND PURCHASING PUT OPTIONS The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio. The Fund will not commit more than 5% of the value of its total assets to premiums on open option positions.
   INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of its net assets in illiquid securities, including certain restricted securities (except for Section 4(2) commercial paper and certain other restricted securities which meet the criteria for liquidity as established by the Trustees), non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in

15


percentage resulting from any change in value or net assets will not result in a violation of such restriction. The Fund has no present intention to borrow money, invest in reverse repurchase agreements, pledge securities, or sell securities short in excess of 5% of the value of its total assets during the current fiscal year. For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be `cash items."


FEDERATED INSURANCE SERIES MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Insurance Series, and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Trustee
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds.




Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate:  February 3, 1934
Trustee
Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Trustee and Member of the Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Trustee
President, Investment Properties Corporation; Senior Vice-President, John
R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


William J. Copeland
One PNC Plaza - 23rd Floor


17


Pittsburgh, PA
Birthdate:  July 4, 1918
Trustee
Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.




J. Christopher Donahue *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
President and Trustee
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.


James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Trustee


Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Trustee of the
Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Trustee
Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.


Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate:  June 18, 1924
Trustee
Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way

19


Palm Beach, FL
Birthdate:  March 16, 1942
Trustee
Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.




Gregor F. Meyer
Boca Grande Club
Boca Grande, FL
Birthdate:  October 6, 1926
Trustee
Attorney, Retired Member of Miller, Ament, Henny & Kochuba; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director or Trustee of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Trustee
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director or Trustee of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Trustee
Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, U.S. Space Foundation and Czech Management Center; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center; Director or Trustee of the Funds.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Trustee
Public relations/Marketing/Conference Planning, Manchester Craftsmen's Guild; Restaurant Consultant, Frick Art & History Center; Conference Coordinator, University of Pittsburgh Art History Department; Director or Trustee of the Funds.




Edward C. Gonzales
Federated Investors Tower

21


Pittsburgh, PA
Birthdate:  October 22, 1930
Executive Vice President
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President , Secretary and Treasurer Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923


Vice President
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


     *This Trustee is deemed to be an "interested person" as defined in the
      Investment Company Act of 1940.
     @Member of the Executive Committee. The Executive Committee of the Board of
      Trustees handles the responsibilities of the Board between meetings of the Board.
As used in the table above, "he Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund;

23


Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities
Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities,

Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc. FUND OWNERSHIP Officers and Trustees own less than 1% of the Fund's outstanding shares. As of March 24, 1997, the following shareholders of record owned 5% or more of the outstanding shares of Federated Equity Income Fund II:
Aetna Retirement Services Central Valuation Unit, Hartford, Connecticut owned 181,420 shares (99.98%). TRUSTEES COMPENSATION


                      AGGREGATE
NAME ,                COMPENSATION
POSITION WITH         FROM              TOTAL COMPENSATION PAID
TRUST                 TRUST*#           FROM FUND COMPLEX +




John F. Donahue       $0             $0 for the Trust and
Chairman and Trustee                 56 other investment companies in the
Fund Complex
Thomas G. Bigley      $1,154         $108,725 for the Trust and
Trustee                              56 other investment companies in the
Fund Complex
John T. Conroy, Jr.   $1,270         $119,615 for the Trust and
Trustee                              56 other investment companies in the
Fund Complex
William J. Copeland   $1,270         $119,615 for the Trust and
Trustee                              56 other investment companies in the
Fund Complex
J. Christopher Donahue,              $0 $0 for the Trust and
President and Trustee                15 other investment companies in the
Fund Complex
James E. Dowd         $1,270         $119,615 for the Trust and
Trustee                              56 other investment companies in the
Fund Complex
Lawrence D. Ellis, M.D.              $1,154
                      $108,725 for the Trust and
Trustee                              56 other investment companies in the
Fund Complex
Edward L. Flaherty, Jr.              $1,270
                      $119,615 for the Trust and
Trustee                              56 other investment companies in the
Fund Complex
Peter E. Madden       $1,154         $108,725 for the Trust and

25


Trustee                              56 other investment companies in the
Fund Complex
Gregor F. Meyer       $1,154         $108,725 for the Trust and
Trustee                              56 other investment companies in the
Fund Complex
John E. Murray, Jr.,  $1,154         $108,725 for the Trust and
Trustee                              56 other investment companies in the
Fund Complex
Wesley W. Posvar      $1,154         $108,725 for the Trust and
Trustee                              56 other investment companies in the
Fund Complex
Marjorie P. Smuts     $1,154         $108,725 for the Trust and
Trustee                              56 other investment companies in the
Fund Complex


*Information is furnished for the fiscal year ended December 31, 1996.
#The aggregate compensation is provided for the Trust which is comprised of eight portfolios.
+The information is provided for the last calendar year.


TRUSTEES LIABILITY
The Delaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Federated Advisers. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.
The adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund. ADVISORY FEES
For its advisory services, the Federated Advisers receives an annual investment advisory fee as described in the prospectus.
BROKERAGE TRANSACTIONS

The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith


27


that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
OTHER SERVICES

FUND ADMINISTRATION
Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus.


CUSTODIAN AND PORTFOLIO ACCOUNTANT
State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses.


TRANSFER AGENT
Federated Services Company, through it registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders.
INDEPENDENT AUDITORS
The independent auditors for the Fund are Deloitte & Touche LLP, Pittsburgh, PA. PURCHASES AND REDEMPTIONS

Shares are sold at their net asset value on days the New York Stock Exchange is open for business. The procedure for purchasing and redeeming shares of the Fund is explained in the prospectus under "urchases and Redemptions"and "What Shares Cost." DISTRIBUTION PLAN The Plan permits the payment of fees to financial institutions and the distributor to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities may include, but are not limited to: marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses. By adopting the Plan, the Trustees expects that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and

29


assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objective, and properly servicing these accounts, the Fund may be able to curb sharp fluctuations in rates of redemptions and sales. Other benefits include: (1) an efficient and effective administrative system; (2) a more efficient use of shareholder assets by having them rapidly invested with a minimum of delay and administrative detail; and efficient and reliable shareholder records system and prompt responses to shareholder requests and inquiries concerning their accounts. The fund is not currently paying any 12b-1 fees under the Plan. Should the Fund begin to pay these fees, shareholders would be notified. DETERMINING NET ASSET VALUE

Net asset value of the Fund generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date.


DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:
     oaccording to the last sale price on a national securities exchange, if available. (If a security is traded on more than one exchange, the price on the primary market for that security, as determined by the adviser is used.);


     oaccording to the last reported bid price, if no sale on the recognized exchange is reported or if the security is traded over-the-counter;
     oat fair value as determined in good faith by the Trustees; or ofor short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost, which approximates value.
     Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities; yield; quality; coupon rate; maturity; type of issue; trading characteristics; and other market data.
MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

31


TAX STATUS

THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
     oderive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
     oderive less than 30% of its gross income from the sale of securities held less than three months;
     oinvest in securities within certain statutory limits; and odistribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
The Fund intends to comply with the variable asset diversification regulations which are described in the prospectus and in this Statement of Additional Information. If the Fund fails to comply with these regualtions, contracts invested in the Fund shall not be treated as annuity, endowment or life insurance contracts uner the Internal Revenue Code. Contract owners should review the contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.




TOTAL RETURN

The average annual total return for the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming a monthly reinvestment of all dividends and distributions. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of the Fund's performance. YIELD

The yield for the Fund is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. Also the yield does not reflect the charges and expenses of an insurance contract. You should review the

33


performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of the Fund's performance.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in any class of Shares, the performance will be reduced for those shareholders paying those fees.
PERFORMANCE COMPARISONS

The Fund's performance depends upon such variables as:
     oportfolio quality;
     oaverage portfolio maturity;
     otype of instruments in which the portfolio is invested;
     ochanges in interest rates and market value of portfolio securities; ochanges in the Fund's or a class of Shares' expenses; and ovarious other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of total return. Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
     oLIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return.


      Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the convertible securities and fixed income funds categories in advertising and sales literature.


     oDOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.
     oSTANDARD & POOR'S RATINGS GROUP DAILY STOCK PRICE INDEX OF 500 COMMON
      STOCKS is a composite index of common stocks in industry, transportation, and financial and public utility companies which compares total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestment of all dividends paid by stocks listed on the index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated, in the Standard & Poor's figures.
     oMORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

35


In addition, the Fund will, from time to time, use the following standard convertible securities indices against which it will compare its performance:
Goldman Sachs Convertible 100; Kidder Peabody Convertible Bond Index; Value Line Convertible Bond Index; and Dow Jones Utility Index. Advertisements and other sales literature for the Fund may quote total returns which are calculated on nonstandardized base periods. These total returns also represent the historic change in the value of an investment in the Fund based on quarterly reinvestment of dividends over a specified period of time. From time to time as it deems appropriate, the Fund may advertise its performance using charts, graphs, and descriptions, compared to federally insured bank products, including certificates of deposit and time deposits, and to money market funds using the Lipper Analytical Services money market instruments average. In addition, advertising and sales literature for the Fund may use charts and graphs to illustrate the principals of dollar-cost averaging and may disclose the amount of dividends paid by the Fund over certain periods of time. Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills. ECONOMIC AND MARKET INFORMATION Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.
ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making-structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers. The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.


In the equity sector, Federated Investors has more than 26 years' experience. As of December 31, 1996, Federated managed 31 equity funds totaling approximately $7.6 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s. In the corporate bond sector, as of December 31, 1996, Federated managed 12 money market funds and 17 bonds funds with assets approximating $17.2 billion and $4.0 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 21

37


years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset- backed securities market, a market totaling more than $200 billion. J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.
MUTUAL FUND MARKET
Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.* Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL CLIENTS
Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.
BANK MARKETING
Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients'


portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales. BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country -- supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

*source:  Investment Company Institute




FEDERATED INSURANCE SERIES
                            consisting of eight portfolios:
                           FEDERATED AMERICAN LEADERS FUND II
                           FEDERATED GROWTH STRATEGIES FUND II
                           FEDERATED UTILITY FUND II
                           FEDERATED PRIME MONEY FUND II
                           FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II FEDERATED HIGH INCOME BOND FUND II
                           FEDERATED INTERNATIONAL EQUITY FUND II
                           FEDERATED EQUITY INCOME FUND II
                     STATEMENT OF ADDITIONAL INFORMATION This Statement of Additional Information should be read with the prospectus of Federated Insurance Series dated April 22, 1997. This Statement is not a prospectus itself. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.
    FEDERATED INVESTORS TOWER
    PITTSBURGH, PENNSYLVANIA 15222-3779
                        Statement dated April 22, 1997


FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA 15222-3779


Federated Securities Corp. is the distributor of the Funds and is a subsidiary of Federated Investors.
Cusip 313916702 Cusip 313916108 Cusip 313916504 Cusip 313916603 Cusip 313916405
Cusip 313916207 Cusip 313916801 Cusip 313916306 4011006B (4/97)


GENERAL INFORMATION                                 1

INVESTMENT INFORMATION                              1

 Investment Objectives                              1
 Types of Investments                               2
INVESTMENT PRACTICES OF THE FUNDS                  15

 Repurchase Agreements                             15
 Reverse Repurchase Agreements                     15
 Credit Enhancement                                15
 Restricted and Illiquid Securities                15
 When-Issued and Delayed Delivery Transactions     16
 Lending of Portfolio Securities                   16
 Portfolio Turnover                                16
INVESTMENT LIMITATIONS                             17

 Selling Short and Buying on Margin                17
 Issuing Senior Securities and Borrowing Money     17
 Pledging Assets                                   17
 Concentration of Investments                      18
 Investing in Commodities                          18
 Investing in Real Estate                          18
 Lending Cash or Securities                        19
 Underwriting                                      19
 Diversification of Investments                    19
 Acquiring Securities                              19
 Investing in Illiquid Securities                  19
 Dealing in Puts and Calls                         20
 Investing in Put Options                          20


 Writing Covered Call Options                      20
 Purchasing Securities to Exercise Control         20
 Investing in Securities of Other Investment Companies                 20
 Arbitrage Transactions                            20
 Investing in Securities of Foreign Issuers        20
 Regulatory Compliance                             21
FEDERATED INSURANCE SERIES MANAGEMENT              21

 Fund Ownership                                    25
 Trustees' Compensation                            26
 Trustee Liability                                 26
INVESTMENT ADVISORY SERVICES                       27

 Advisers to the Funds                             27
 Advisory Fees                                     27
BROKERAGE TRANSACTIONS                             27

OTHER SERVICES                                     28

 Fund Administration                               28
 Custodian and Portfolio Accountant                28
 Independent Auditors                              29
PURCHASES AND REDEMPTIONS                          29

DETERMINING NET ASSET VALUE                        29

 Determining Market Value of Securities            29
 Trading in Foreign Securities                     30
 Use of the Amortized Cost Method                  30
MASSACHUSETTS PARTNERSHIP LAW                      31


TAX STATUS                                         32

 The Funds' Tax Status                             32
 Shareholders' Tax Status                          32
 Foreign Taxes                                     32
TOTAL RETURN                                       32

YIELD                                              33

EFFECTIVE YIELD                                    33

PERFORMANCE COMPARISONS                            34

 Economic and Market Information                   36
ABOUT FEDERATED INVESTORS                          36

 Mutual Fund Market                                37
 Institutional Clients                             37
 Bank Marketing                                    37
 Broker/Dealers and Bank Broker/Dealer Subsidiaries37
FINANCIAL STATEMENTS                               39


GENERAL INFORMATION

The Funds are portfolios of Federated Insurance Series (the `Trust"), which was established as Insurance Management Series, a Massachusetts business trust, under a Declaration of Trust dated September 15, 1993. At a meeting of the Board of Trustees (the `Trustees") held on November 14, 1995, the Trustees approved an amendment to the Declaration of Trust to change the name of the Trust from Insurance Management Series to Federated Insurance Series. At a meeting of the Trustees held on February 26, 1996, the Trustees approved an amendment to the Declaration of Trust to change the names of the Funds from Equity Growth and Income Fund to Federated American Leaders Fund II; Growth Stock Fund to Federated Growth Strategies Fund II, Utility Fund to Federated Utility Fund II; Prime Money Fund to Federated Prime Money Fund II; U.S. Government Bond Fund to Federated Fund for U.S. Government Securities II; Corporate Bond Fund to Federated High Income Bond Fund II and International Stock Fund to Federated International Equity Fund II. Federated Equity Income Fund II was added as a new portfolio of the Trust on December 16, 1996. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest in separate portfolios of securities, including the Funds. The shares in any one portfolio may be offered in separate classes. As of the date of this Statement, the Trustees have not established separate classes of shares. The Trust consists of eight portfolios (individually referred to as a `Fund" and collectively as the "Funds"):
     oFederated American Leaders Fund II;
     oFederated Growth Strategies Fund II;
     oFederated Utility Fund II;
     oFederated Prime Money Fund II;


     oFederated Fund for U.S. Government Securities II;
     oFederated High Income Bond Fund II;
     oFederated International Equity Fund II; and oFederated Equity Income Fund II.
Shares of the Fund are sold only to insurance companies as funding vehicles for variable annuity and variable life insurance contracts issued by the insurance companies.
INVESTMENT INFORMATION

INVESTMENT OBJECTIVES
   FEDERATED AMERICAN LEADERS FUND II
     Federated American Leaders Fund II's primary investment objective is to achieve long-term growth of capital. The Fund's secondary objective is to provide income.
   FEDERATED GROWTH STRATEGIES FUND II
     Federated Growth Strategies Fund II's investment objective is capital appreciation.
   FEDERATED UTILITY FUND II
     Federated Utility Fund II's investment objective is to achieve high current income and moderate capital appreciation.
   FEDERATED PRIME MONEY FUND II
     Federated Prime Money Fund II's investment objective is to provide current income consistent with stability of principal and liquidity.


   FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
     Federated Fund for U.S. Government Securities II's investment objective is to provide current income.


   FEDERATED HIGH INCOME BOND FUND II
     Federated High Income Bond Fund II's investment objective is to seek high current income.
   FEDERATED INTERNATIONAL EQUITY FUND II
     Federated International Equity Fund II's investment objective is to obtain a total return on its assets.
   FEDERATED EQUITY INCOME FUND II
     Federated Equity Income Fund II's investment objective is to provide above average income and capital appreciation.
The investment objectives of the Funds cannot be changed without the approval of shareholders.
TYPES OF INVESTMENTS
FEDERATED AMERICAN LEADERS FUND II
Federated American Leaders Fund II invests, under normal circumstances, at least 65% of its total assets in common stock of `blue-chip" companies, as defined in the prospectus. The Fund may also invest in other securities of these companies, U.S. government securities, and bank instruments. The following supplements the discussion of acceptable investments in the prospectus.
   CONVERTIBLE SECURITIES
     As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As interest rates increase, the market value of convertible securities may decline and, conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristics of convertible securities, the right to be exchanged for the issuer's common stock, causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities prices fluctuate, there can be no assurance of capital appreciation, and most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to- maturity basis of straight nonconvertible debt of similar quality, often called `investment value," and may not experience the same decline as the underlying common stock. Many convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, the premium may not be recovered.
   WARRANTS
     Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.


   BANK INSTRUMENTS
     The Fund only invests in bank instruments (as defined in the prospectus) either issued by an institution having capital, surplus, and undivided profits over $100 million or insured by the Bank Insurance Fund (`BIF") or the Savings Association Insurance Fund (`SAIF"), both of which are administered by the Federal Deposit Insurance Corporation. Bank instruments may include Eurodollar Certificates of Deposit, Yankee Certificates of Deposit, and Eurodollar Time Deposits. Institutions issuing Eurodollar instruments are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.
   U.S. GOVERNMENT OBLIGATIONS
     The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as
     U.S. Treasury bills, notes, and bonds) and obligations issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.
     These securities are backed by:
     o the full faith and credit of the U.S. Treasury;
     o the issuer's right to borrow from the U.S. Treasury;
     o the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or


     othe credit of the agency or instrumentality issuing the obligations. Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:
     o Farm Credit System, including the National Bank for Cooperatives,
     Farm Credit Banks and Banks for Cooperatives; o Federal Home Loan Banks; oFederal Home Loan Mortgage Corporation; oFederal National Mortgage Association; and oStudent Loan Marketing Association.
FEDERATED GROWTH STRATEGIES FUND II
Federated Growth Strategies Fund II pursues its investment objective by investing primarily in equity securities of companies with prospects for above-average growth in earnings and dividends or companies where significant changes are taking place. The Fund may invest in common stocks, preferred stocks, convertible securities of foreign issuers, securities of other investment companies, corporate obligations, including bonds, debentures, notes, and warrants and the types of U.S. government obligations set forth above in the section describing Federated American Leaders Fund II. The Fund may also engage in repurchase agreements, lend portfolio securities, purchase securities on a when-issued or delayed delivery basis and invest in put and call options, futures and options on futures. The following supplements the discussion of acceptable investments in the prospectus.
   CORPORATE DEBT SECURITIES
     Corporate debt securities may bear fixed, fixed and contingent, or variable rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).


     Corporate debt securities that are lower-rated - i.e., rated below BBB by Standard & Poor's Ratings Group (`S&P") or Baa by Moody's Investors Service, Inc. (`Moody's") - are commonly referred to as `junk bonds." While these lower-rated bonds will usually offer higher yields than higher-rated securities, there is more risk associated with these investments. These lower-rated bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. These lower-rated bonds are regarded as predominately speculative with regard to each issuer's continuing ability to make principal and interest payments. In addition, the secondary trading market for lower-rated bonds may be less liquid than for investment grade bonds. As a result of these factors, lower-rated bonds tend to have more price volatility and carry more risk to principal than higher-rated bonds. The investment adviser will endeavor to limit these risks through diversifying the portfolio and through careful credit analysis of individual issuers.
   CONVERTIBLE SECURITIES
     The description of convertible securities which appears under the subsection entitled `Convertible Securities" under the section entitled `Types of Investments - Federated American Leaders Fund II" is also applicable to the Fund.


   WARRANTS
     The description of warrants which appears under the sub-section entitled `Warrants" under the main section entitled "Types of Investments - Federated American Leaders Fund II"is also applicable to the Fund.
   FUTURES AND OPTIONS TRANSACTIONS
     As a means of reducing fluctuations in the net asset value of its shares, the Fund may attempt to hedge all or a portion of its portfolio by buying and selling futures contracts and options on futures contracts, and buying put and call options on portfolio securities and securities indices. The Fund may also write covered put and call options on portfolio securities to attempt to increase its current income or to hedge a portion of its portfolio investments. The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on a futures contract may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series. The Fund will not engage in futures transactions for speculative purposes.
   FUTURES CONTRACTS
     The Fund may purchase and sell financial futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions without necessarily buying or selling the securities. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements. The Fund also may purchase and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade to hedge against changes in prices. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract (`going short") and the buyer who agrees to take delivery of the security (`going long") at a certain time in the future. For example, in the fixed income securities market, prices move inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price


     (i.e., `go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would `go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.
   "MARGIN "IN FUTURES TRANSACTIONS
     Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of `initial margin" in cash or U.S. government securities or highly-liquid debt securities with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve a borrowing of the funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called `variation margin", equal to the daily change in value of the futures contract. This process is known as `marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts. To the extent required to comply with Commodity Futures Trading Commission (`CFTC") Regulation 4.5 and thereby avoid status as a `commodity pool operator," the Fund will not enter into a futures contract, or purchase an option thereon, if immediately thereafter the initial margin deposits for futures contracts held by it, plus premiums paid by it for open options on futures contracts, would exceed 5% of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%. Second, the Fund will not enter into these contracts for speculative purposes; rather, these transactions are entered into only for bona fide hedging purposes, or other permissible purposes pursuant to regulations promulgated by the CFTC. Third, since the Fund does not constitute a commodity pool, it will not market itself as such, nor serve as a vehicle for trading in the commodities futures or commodity options markets. Finally, because the Fund will submit to the CFTC special calls for information, the Fund will not register as a commodities pool operator.
   PUT OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS The Fund may purchase listed put options on financial and stock index futures contracts to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates or stock prices. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contracts entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities. Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.


     When the Fund sells a put on a futures contract, it receives a cash premium in exchange for granting to the purchaser of the put the right to receive from the Fund, at the strike price, a short position in such futures contract, even though the strike price upon exercise of the option is greater than the value of the futures position received by such holder. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. It will generally be the policy of the Fund, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction.
   CALL OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS In addition to purchasing put options on futures, the Fund may write listed and over-the-counter call options on financial and stock index futures contracts to hedge its portfolio. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall or market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase. In other words, as the underlying futures price falls below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's portfolio securities. When the Fund purchases a call on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a strike price determined at the time the call was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures contract. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.
   PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES AND STOCK INDICES The Fund may purchase put options on portfolio securities and stock indices to protect against price movements in the Fund's portfolio securities. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.


   WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES AND STOCK INDICES The
     Fund may also write covered call options to generate income and thereby protect against price movements in the Fund's portfolio securities. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price or, in the case of a securities index, a cash payment equal to the difference between the closing price of the index and the exercise price of the option. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).


   U.S. GOVERNMENT OBLIGATIONS
     The description of U.S. government obligations which appears under the sub-section entitled `U.S. Government Obligations" under the section entitled `Types of Investments - Federated American Leaders Fund II" is also applicable to the Fund.
FEDERATED UTILITY FUND II
Federated Utility Fund II endeavors to achieve its investment objective by investing primarily in a professionally managed and diversified portfolio of equity and debt securities of utility companies. The Fund may also invest in the types of U.S. government obligations which appear under the sub-section entitled `U.S. Government Obligations" under the section entitled `Types of Investments - Federated American Leaders Fund II."


FEDERATED PRIME MONEY FUND II
Federated Prime Money Fund II invests exclusively in money market instruments which mature in 397 days or less and which include, but are not limited to, high-quality commercial paper and variable rate master demand notes, bank instruments, and U.S. government obligations.
   BANK INSTRUMENTS
     In addition to domestic bank obligations such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, the Fund may invest in: o Eurodollar Certificates of Deposit issued by foreign branches of
      U.S. or foreign banks;
     o Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks;
     o Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the U.S.; and
     o Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the U.S.
   U.S. GOVERNMENT OBLIGATIONS
     The description of U.S. government obligations which appears under the sub-section entitled `U.S. Government Obligations" under the section entitled `Types of Investments - Federated American Leaders Fund II" is also applicable to the Fund.
   RATINGS
     A nationally recognized statistical rating organization's (`NRSROs") two highest rating categories are determined without regard for sub- categories and gradations. For example, securities rated A-1+, A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 (+ or -) or F-2 (+


     or -) by Fitch are all considered rated in one of the two highest short-term rating categories. The Fund will limit its investments in securities rated in the second highest short-term rating category (e.g., A-2 by S&P, Prime-2 by Moody's or F-2 (+ or -) by Fitch) to not more than 5% of its total assets, with not more than 1% invested in the securities of any one issuer. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories. See `Regulatory Compliance."
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
Federated Fund for U.S. Government Securities II invests in U.S. government securities which are primary or direct obligations of the U.S. government or its agencies or instrumentalities or which are guaranteed by the U.S. government, its agencies or instrumentalities, and in certain collateralized mortgage obligations described below, and repurchase agreements.


   COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
     Privately issued CMOs generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by the Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.
   STRIPPED MORTGAGE-RELATED SECURITIES
     Some of the mortgage-related securities purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or `SMBSs"). Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayment on the underlying mortgages, leading to the relatively early prepayment of principal- only SMBSs and a reduction in the amount of payment made to holders of interest-only SMBSs. It is possible that the Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. The Fund's adviser intends to use this characteristic of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue current income.
FEDERATED HIGH INCOME BOND FUND II
Federated High Income Bond Fund II endeavors to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities. Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the investment objective of high current income.


   CORPORATE DEBT SECURITIES
     Corporate debt securities may bear fixed, fixed and contingent, or variable rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit). Equipment lease or trust certificates are secured obligations issued in serial form, usually sold by transportation companies such as railroads or airlines, to finance equipment purchases. The certificate holders own a share of the equipment, which can be resold if the issuer of the certificate defaults. The Fund does not currently intend to invest more than 5% of its assets in equipment lease certificates.
   EQUITY SECURITIES
     Generally, less than 10% of the value of the Fund's total assets will be invested in equity securities, including common stocks, warrants, or rights. The Fund's investment adviser may choose to exceed this 10% limitation if unusual market conditions suggest such investments represent a better opportunity to reach the Fund's investment objective.
   TEMPORARY INVESTMENTS
     The Fund may also invest in temporary investments for defensive purposes during times of unusual market conditions.




   CERTIFICATES OF DEPOSIT
     The Fund may invest in certificates of deposit of domestic and foreign banks and savings associations if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are administered by the Federal Deposit Insurance Corporation (`FDIC"). These instruments may include Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks, Eurodollar Time Deposits which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks, Canadian Time Deposits which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the United States, and Yankee Certificates of Deposit which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.
   CURRENCY RISK
     To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of interest earned, gains and losses realized on the sale of securities, and net investment income and capital gains, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in that currency will decrease.


     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies. The Fund will engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies.
INVESTING IN FOREIGN CURRENCIES
   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
     The Fund may enter into forward foreign currency exchange contracts in order to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund's investment adviser believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the


     Fund's best interest to do so. The Fund will not speculate in foreign currency exchange. There is no limitation as to the percentage of the Fund's assets that may be committed to such contracts. The Fund does not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or, in the case of a `cross-hedge" denominated in a currency or currencies that the Fund's adviser believes will tend to be closely correlated with the currency with regard to price movements. Generally, the Fund does not enter into a forward foreign currency exchange contract with a term longer than one year.
   FOREIGN CURRENCY OPTIONS
     A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation to sell the currency.


     When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.


     A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally falls in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund were holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.
   SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY OPTIONS Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Fund's adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e. less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.
FEDERATED INTERNATIONAL EQUITY FUND II
Federated International Equity Fund II invests in a diversified portfolio of equity securities issued by non-U.S. issuers. Federated International Equity Fund II will invest at least 65%, and under normal market conditions, substantially all of its total assets, in equity securities of issuers located in at least three different countries outside of the United States. Federated International Equity Fund II may also purchase sponsored or unsponsored American Depositary Receipts (`ADRs"), Global Depositary Receipts (`GDRs") and European Depositary Receipts ("EDRs"); purchase investment grade corporate and government fixed income securities of issuers outside the U.S.; enter into forward commitments, repurchase agreements, and foreign currency transactions; and maintain reserves in foreign or U.S. money market instruments.


   FUTURES AND OPTIONS TRANSACTIONS
     As a means of reducing fluctuations in the net asset value of its shares, the Fund may attempt to hedge all or a portion of its portfolio by buying and selling futures contracts and options on futures contracts, and buying put and call options on portfolio securities and securities indices. The Fund may also write covered put and call options on portfolio securities to attempt to increase its current income or to hedge a portion of its portfolio investments. The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on a futures contract may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series. The Fund will not engage in futures transactions for speculative purposes. The following sub-sections which are described above under the main section entitled `Types of Investments - Federated Growth Strategies Fund II,"are also applicable to the Fund: Futures Contracts, `Margin" in Futures Transactions, Put Options on Financial and Stock Index Futures Contracts, Call Options on Financial and Stock Index Futures Contracts, Purchasing Put Options on Portfolio Securities and Stock Indices, and Writing Covered Call Options on Portfolio Securities and Stock Indices.
   FOREIGN CURRENCY HEDGING TRANSACTIONS
     In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Fund may enter into forward foreign currency exchange contracts (`forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to `lock in" the U.S. dollar price of the security. In addition, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as `cross-hedging." Because in connection with the Fund's forward foreign currency transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked to market on a daily basis. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.


     The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies (`foreign currency futures'). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the adviser to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.


   WARRANTS
     The description of warrants which appears under the sub-section entitled `Warrants" under the section entitled "Types of Investments - Federated American Leaders Fund II"is also applicable to the Fund.
   RISKS
     When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities or foreign currency subject to the futures contracts may not correlate perfectly with the prices of the securities or currency in the Fund's portfolio. This may cause the futures contract and any related options to react differently to market changes than the portfolio securities or foreign currency. In addition, the adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements or foreign currency exchange rate fluctuations. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market. The inability to close out these positions could have an adverse effect on the Fund's ability to effectively hedge its portfolio. To minimize risks, the Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the value of the Fund's total assets after taking into account the unrealized profits and losses on those contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%. When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.
FEDERATED EQUITY INCOME FUND II
Federated Equity Income Fund II invests at least 65% of its assets in income-producing equity securities including common stocks, preferred stocks and securities (including debt securities) that are convertible into common stocks.
   CONVERTIBLE SECURITIES
     The description of convertible securities which appears under the subsection entitled `Convertible Securities" under the section entitled `Types of Investments - Federated American Leaders Fund II" is also applicable to the Fund.
   TEMPORARY INVESTMENTS
     The temporary investments in which the Fund may invest include, but are not limited to:


     o commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Group, Prime-1 or Prime-2 by Moody's Investors Service, Inc., or F-1 or F-2 by Fitch Investors Service, Inc., and Europaper rated A-1, A-2, Prime-1, or Prime-2. In the case where commercial paper or Europaper has received different ratings from different rating services, such commercial paper or Europaper is an acceptable temporary investment so long as at least one rating is one of the preceding high-quality ratings and provided the Fund's investment adviser has determined that such investment presents minimal credit risks;


     oinstruments of domestic and foreign banks and savings associations if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by the Federal Deposit Insurance Corporation. These instruments may include Eurodollar Certificates of Deposits (`ECDs"), Yankee Certificates of Deposit (`Yankee CDs"), and Eurodollar Time Deposits (`ETDs"); oobligations of the U.S. government or its agencies or instrumentalities; orepurchase agreements; and oother short-term instruments which are not rated but are determined by the adviser to be of comparable quality to the other temporary obligations in which the Fund may invest.
   INVESTMENT RISKS
     ECDs, ETDs, Yankee CDs, and Europaper are subject to different risks than domestic obligations of domestic banks or corporations. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing entity, and the possible impact of interruptions in the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the adviser in selecting investments for the Fund.
   WARRANTS
     The description of warrants which appears under the sub-section entitled `Warrants" under the main section entitled "Types of Investments - Federated American Leaders Fund II"is also applicable to the Fund.
   FUTURES AND OPTIONS TRANSACTIONS
     The Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income.
   FINANCIAL FUTURES CONTRACTS
     A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract (`going short") and the buyer who agrees to take delivery of the security (`going long") at a certain time in the future. In the fixed-income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed-income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., `go short") to protect itself against the possibility that the prices of its fixed-income securities may decline during the Fund's anticipated holding period. The Fund would `go long"(agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.
   PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS
     The Fund may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price. The Fund would purchase put options on futures contracts to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.


     Alternatively, the Fund may exercise its put option. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.
   CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS
     In addition to purchasing put options on futures, the Fund may write listed call options on futures contracts to hedge its portfolio against an increase in market interest rates. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase. In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can offset the drop in value of the Fund's fixed-income portfolio which is occurring as interest rates rise. Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then offset the decrease in value of the hedged securities. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.
   "MARGIN"IN FUTURES TRANSACTIONS
     Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of `initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good-faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called `variation margin," equal to the daily change in value of the futures contract. This process is known as `marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark to market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.
   PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES
     The Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.


   WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES The Fund may also write covered call options to generate income. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).
INVESTMENT PRACTICES OF THE FUNDS

The following investment practices, unless indicated otherwise, may be changed without approval of shareholders.
REPURCHASE AGREEMENTS
All of the Funds will engage in repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other organized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. A Fund or its custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, a Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to guidelines established by the Trustees.


REVERSE REPURCHASE AGREEMENTS
The Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future a Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time. When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.
CREDIT ENHANCEMENT
Federated Prime Money Fund II typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the `credit enhancer'), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless Federated Prime Money Fund II has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer.


RESTRICTED AND ILLIQUID SECURITIES
The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933.
Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.


The Trustees may consider the following criteria in determining the liquidity of certain restricted securities:
     othe frequency of trades and quotes for the security;
     othe number of dealers willing to purchase or sell the security and the number of other potential buyers; odealer undertakings to make a market in the security; and othe nature of the security and the nature of the marketplace trades.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on a Fund`s records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled.


The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. LENDING OF PORTFOLIO SECURITIES In order to generate additional income, all of the Funds may lend their portfolio securities, up to one-third of the value of each Fund's total assets, to broker/dealers, banks, or other institutional borrowers of securities. (Federated International Equity Fund II is not subject to this one-third limitation).The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. PORTFOLIO TURNOVER Securities in the portfolios of Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, Federated International Equity Fund II and Federated Equity Income Fund II will be sold whenever such Fund's investment adviser believes it is appropriate to do so in light of such Fund's investment objective, without regard to the length of time a particular security may have been held.


Federated Fund for U.S. Government Securities II's policy of managing its portfolio of U.S. government securities, including the sale of securities held for a short period of time, to achieve its investment objective of current income may result in high portfolio turnover. Federated Fund for U.S. Government Securities II, Federated International Equity Fund II and Federated Equity Income Fund II will not attempt to set or meet a portfolio turnover rate as any turnover would be incidental to transactions undertaken in an attempt to achieve the Funds' investment objectives. The adviser does not anticipate that portfolio turnover will result in adverse tax consequences. Any such trading will increase the portfolio turnover rates and transaction costs. For the fiscal years ended December 31, 1996 and 1995, the portfolio turnover rates of Federated American Leaders Fund II were 90% and 43%, respectively. For the fiscal year ended December 31, 1996, and for the period from November 9, 1995 (date of initial public investment) to December 31, 1995, the portfolio turnover rates of Federated Growth Strategies Fund II were 96% and 4%, respectively. For the fiscal years ended December 31, 1996 and 1995, the portfolio turnover rates of Federated Utility Fund II were 63% and 62%, respectively. For the fiscal years ended December 31, 1996 and 1995, the portfolio turnover rates of Federated Fund for U.S. Government Securities II were 97% and 65%, respectively. For the fiscal years ended December 31, 1996 and 1995, the portfolio turnover rates of Federated High Income Bond Fund II were 51% and 48%, respectively. For the fiscal year ended December 31, 1996 and for the period from May 5, 1995 (date of initial public investment) to December 31, 1995, the portfolio turnover rates of Federated International Equity Fund II were 103% and 34%, respectively. Portfolio turnover rates for Federated Equity Income Fund II are not yet available.




INVESTMENT LIMITATIONS

The following limitations are fundamental [except that no investment limitation of Federated Equity Income Fund II shall prevent the Fund from investing substantially all of its assets (except for assets which are not considered to be `investment securities" under the Investment Company Act of 1940, or assets exempted by the Securities and Exchange Commission
(`SEC")) in an open-end management investment company with substantially the same investment objectives]:
SELLING SHORT AND BUYING ON MARGIN
     The Funds will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by Federated Growth Strategies Fund II, Federated Utility Fund II or Federated Equity Income Fund II of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin. Federated International Equity Fund II may make margin payments in connection with its use of financial futures contracts or related options and transactions. Federated International Equity Fund II will not sell securities short unless (1) it owns, or has a right to acquire, an equal amount of such securities, or (2) it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. The segregated amount will not exceed 10% of Federated International Equity Fund II's net assets. While in a short position, Federated International Equity Fund II will retain the securities, rights, or segregated assets. To comply with registration requirements in certain states, Federated International Equity Fund II (1) will limit short sales of securities of any class of any one issuer to the lesser of 2% of Federated International Equity Fund II's net assets or 2% of the securities of that class, (2) will make short sales only on securities listed on recognized stock exchanges. These restrictions do not apply to short sales of securities the Fund holds or has a right to acquire without the payment of any further consideration. (If state requirements change, these restrictions may be revised without shareholder notification.) Federated Equity Income Fund II will not sell securities short unless during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.
ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Funds will not issue senior securities except that each Fund may borrow money directly or through reverse repurchase agreements (or, with respect to Federated International Equity Fund II, as required by forward commitments to purchase securities or currencies) as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling such Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, and then only in amounts not in excess of one-third of the value of its total assets, including the amount borrowed. With the exception of Federated Equity Income Fund II, while borrowings and reverse repurchase agreements outstanding exceed 5% of each such Fund's total assets, any such borrowings will be repaid before additional investments are made. With respect to Federated Equity Income Fund II, the Fund will not purchase any securities while any borrowings are outstanding. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage purposes.
PLEDGING ASSETS
     The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, each Fund (with the exception of Federated Equity Income Fund II) may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. (Federated International Equity Fund II is not subject to this 15% limitation.) Federated Equity Income Fund II may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of borrowing. For purposes of this limitation, the following are not deemed to be pledges by Federated Growth Strategies Fund II or Federated Utility Fund II: margin deposits for the purchase and sale of futures contracts and related options, any segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis. For purposes of this limitation, neither the deposit of underlying securities or other assets in escrow in connection with the writing of put or call options or the purchase of securities on a when-issued basis nor margin deposits for the purchase and sale of financial futures contracts and related options are deemed to be a pledge by Federated International Equity Fund II. For purposes of this limitation, margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be pledges by Federated Equity Income Fund II.
CONCENTRATION OF INVESTMENTS
     Federated Utility Fund II will not purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in securities of companies engaged principally in any one industry other than the utilities industry. However, Federated Utility Fund II may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities. Federated Prime Money Fund II will not purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in securities of companies engaged principally in any one industry other than finance companies. However, Federated Prime Money Fund II may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities. Federated International Equity Fund II will not invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry.


     Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Fund for U.S. Government Securities II, and Federated High Income Bond Fund II will not purchase securities if, as a result of such purchase, 25% or more of their respective total assets would be invested in any one industry. However, each Fund may at any time invest 25% or more of its respective total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities. Federated Equity Income Fund II will not purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in any one industry.
INVESTING IN COMMODITIES
     The Funds will not purchase or sell commodities, commodity contracts, or commodity futures contracts, except that Federated Utility Fund II may purchase and sell futures and stock index futures contracts and related options; Federated Growth Strategies Fund II may purchase and sell futures contracts and options on futures contracts, provided that the sum of its initial margin deposits for futures contracts plus premiums paid by it for open options on futures contracts, may not exceed 5% of the fair market value of Federated Growth Strategies Fund II's total assets, after taking into account the unrealized profits and losses on those contracts; and Federated International Equity Fund II may purchase and sell financial futures contracts and options on financial futures contracts, provided that the sum of its initial margin deposits for financial futures contracts plus premiums paid by it for open options on financial futures contracts, may not exceed 5% of the fair market value of Federated International Equity Fund II's total assets, after taking into account the unrealized profits and losses on those contracts. Further, Federated International Equity Fund II may engage in foreign currency transactions and purchase or sell forward contracts with respect to foreign currencies and related options. Federated Equity Income Fund II will not purchase or sell commodities, except that it may purchase and sell financial futures contracts and related options.
 INVESTING IN REAL ESTATE
     The Funds will not purchase or sell real estate, including (with the exception of Federated Equity Income Fund II) limited partnership interests in real estate, although each Fund (including Federated Equity Income Fund) may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.


LENDING CASH OR SECURITIES
     No Fund will lend any of its assets, except portfolio securities up to one-third of its total assets. (Federated International Equity Fund II is not subject to this one-third limitation). This shall not prevent a Fund from purchasing or holding money market instruments (with respect to only Federated Prime Money Fund II), corporate bonds, U.S. government bonds (with the exception of only Federated Equity Income Fund II), debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the Fund's investment objective and policies or the Trust's Declaration of Trust.


UNDERWRITING
     No Fund will underwrite any issue of securities, except as such Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its respective investment objectives, policies, and limitations. Federated International Equity Fund II will not underwrite or participate in the marketing of securities of other issuers, except as it may be deemed to be an underwriter under federal securities law in connection with the disposition of its portfolio securities. Federated Equity Income Fund II will not underwrite any issue or securities, except that it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objectives, policies and limitations.
DIVERSIFICATION OF INVESTMENTS
     With respect to 75% of its total assets, no Fund (except Federated Equity Income Fund II) will purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and, with respect to all Funds except Federated International Equity Fund II, repurchase agreements collateralized by such securities) if, as a result, more than 5% of such Fund's total assets would be invested in the securities of that issuer. In addition, no Fund (with the exception of only Federated Prime Money Fund
     II) will purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the Funds consider common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences. Federated Equity Income Fund II will not invest more than 5% of the value of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations) or acquire more than 10% of any class of voting securities of any issuer. For these purposes, the Fund takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.
ACQUIRING SECURITIES
     Federated International Equity Fund II will not acquire more than 10% of the outstanding voting securities of any one issuer.
The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval [except that no investment limitation of Federated Equity Income Fund II shall prevent the Fund from investing substantially all of its assets (except for assets which are not considered to be `investment securities" under the Investment Company Act of 1940, or assets exempted by the SEC) in an open-end investment company with substantially the same investment objectives]. Shareholders will be notified before any material changes in these limitations becomes effective. INVESTING IN ILLIQUID SECURITIES
     Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Fund for U.S. Government Securities II and Federated International Equity Fund II will not invest more than 15% of their respective net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice, over-the-counter options (with respect to only Federated Growth Strategies Fund II, Federated Utility Fund II and Federated International Equity Fund II) and certain restricted securities not determined by the Trustees to be liquid.


     Federated Prime Money Fund II will not invest more than 10% of its net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice and certain restricted securities not determined by the Trustees to be liquid. Federated High Income Bond Fund II will not invest more than 15% of its total assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain restricted securities not determined by the Trustees to be liquid. Federated Equity Income Fund II will not invest more than 15% of its net assets in illiquid securities, including certain restricted securities (except for Section 4(2) commercial paper and certain other restricted securities which meet the criteria for liquidity as established by the Trustees), non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice.
DEALING IN PUTS AND CALLS
     Federated International Equity Fund II will not write call options on securities unless the securities are held in the Fund's portfolio or the Fund is entitled to them in deliverable form without further payment or the Fund has segregated cash in the amount of any further payments. Federated International Equity Fund II will not purchase put options on securities unless the securities or an offsetting call option is held in the Fund's portfolio. Federated International Equity Fund II may also purchase, hold or sell (i) contracts for future delivery of securities or currencies and (ii) warrants granted by the issuer of the underlying securities.
INVESTING IN PUT OPTIONS
     Federated Growth Strategies Fund II, Federated Utility Fund II, Federated International Equity Fund II and Federated Equity Income Fund II will not purchase put options on securities, unless the securities are held in the Fund's portfolio and, with respect to Federated Growth Strategies Fund II, Federated Utility Fund II and Federated Equity Income Fund II, not more than 5% of their respective total assets would be invested in premiums on open put options.
WRITING COVERED CALL OPTIONS
     Federated Growth Strategies Fund II, Federated Utility Fund II, Federated International Equity Fund II and Federated Equity Income Fund II will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.
PURCHASING SECURITIES TO EXERCISE CONTROL
     Federated Growth Strategies Fund II, Federated International Equity Fund II and Federated Equity Income Fund II will not purchase securities of a company for the purpose of exercising control or management.


     Federated Equity Income Fund II may purchase up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Fund. In addition, the Fund, other companies advised by the adviser, and other affiliated companies may together buy and hold substantial amounts of voting stock of a company and may vote together in regard to such company's affairs. In some cases, the Fund and its affiliates might collectively be considered to be in control of such company. In some cases, Trustees and other persons associated with the Fund and its affiliates might possibly become directors of companies in which the Fund holds stock.
INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     Federated Equity Income Fund II will not purchase securities of other investment companies except as part of a merger, consolidation or other acquisition.
ARBITRAGE TRANSACTIONS
     Federated Equity Income Fund II will not engage in arbitrage transactions. INVESTING IN SECURITIES OF FOREIGN ISSUERS
     Federated Utility Fund II may invest up to 10% of its total assets in the utility securities of developing countries.


With respect to all of the Funds, except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of total or net assets will not result in a violation of such restriction. Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Prime Money Market Fund II, Federated


Fund for U.S. Government Securities II, Federated High Income Bond Fund II and Federated International Equity Fund II have no present intention to borrow money in excess of 5% of the value of their respective net assets during the coming fiscal year. Federated Equity Income Fund has no present intention to borrow money, invest in reverse repurchase agreements, pledge securities, or sell securities short in excess of 5% of the value of its total assets during the coming fiscal year. For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be `cash items." REGULATORY COMPLIANCE Federated Prime Money Fund II may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, Federated Prime Money Fund II will comply with the diversification and other requirements of Rule 2a-7 which regulates money market mutual funds. Federated Prime Money Fund II will also determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. Federated Prime Money Fund II may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.


FEDERATED INSURANCE SERIES MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Insurance Series, and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Trustee
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds.


Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate:  February 3, 1934
Trustee
Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Trustee, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.



John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Trustee
President, Investment Properties Corporation; Senior Vice-President, John
R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Trustee
Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.


J. Christopher Donahue *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949


President and Trustee
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.


James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Trustee
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Trustee
Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist,


Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.




Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate:  June 18, 1924
Trustee
Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate:  March 16, 1942
Trustee
Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.


Gregor F. Meyer
Boca Grande Club


Boca Grande, FL
Birthdate:  October 6, 1926
Trustee
Attorney, Retired Member of Miller, Ament, Henny & Kochuba; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director or Trustee of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Trustee
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director or Trustee of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Trustee
Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, U.S. Space Foundation and Czech Management Center; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and


Technology, Federal Emergency Management Advisory Board and Czech Management Center; Director or Trustee of the Funds.




Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Trustee
Public relations/Marketing/Conference Planning, Manchester Craftsmen's Guild; Restaurant Consultant, Frick Art & History Center; Conference Coordinator, University of Pittsburgh Art History Department; Director or Trustee of the Funds.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
Executive Vice President
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.




John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President , Secretary and Treasurer Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923
Vice President
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


     *This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.


     @Member of the Executive Committee. The Executive Committee of the Board of
      Trustees handles the responsibilities of the Board between meetings of the Board.


 As used in the table above, `The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities
Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.;


Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc.
FUND OWNERSHIP
Officers and Trustees own less than 1% of the Fund's outstanding shares. As of March 24, 1997, the following shareholders of record owned 5% or more of the outstanding shares of Federated American Leaders Fund II: Transamerica Occidental Life Insurance Co., Charlotte, North Carolina owned 729,000 shares (6.95%); Aetna Insurance Company of American, Hartford Connecticut owned 4,332,009 shares (41.32%); and Aetna Life Insurance & Annuity Co. Central Valuation Unit, Hartford, Connecticut owned 4,380,677 shares (41.79%). As of March 24, 1997, the following shareholders of record owned 5% or more of the outstanding shares of Federated Growth Strategies Fund II: Aetna Retirement Services Central Valuation Unit, Hartford, Connecticut owned 1,672,697 shares (100%). As of March 24, 1997, the following shareholders of record owned 5% or more of the outstanding shares of Federated Utility Fund II: Life of Virginia, Richmond, Virginia owned 1,948,269 shares (34.19%); Lincoln Benefit Life Co., Lincoln, Nebraska owned 351,937 shares (6.18%); and Aetna Retirement Services Central Valuation Unit, Hartford, Connecticut owned 2,770,027 shares (48.62%).


As of March 24, 1997, the following shareholders of record owned 5% or more of the outstanding shares of Federated Prime Money Fund II: First Variable Life Cash Management, Kansas City, Missouri owned 10,856,439 shares (17.87%); United Omaha Life Insurance Co., Omaha, Nebraska owned 26,031,155 shares (42.85%); Providian Life & Health Insurance Co., Louisville, Kentucky owned 7,027,565 shares (11.57%); Aetna Retirement Services Central Valuation Unit, Hartford, Connecticut owned 10,902,467 shares (17.95%); and Glenbrook Life and Annuity Company, Palatine, Illinois owned 4,048,704 shares (6.67%). As of March 24, 1997, the following shareholders of record owned 5% or more of the outstanding shares of Federated Fund for U.S. Government Securities II: Provident Mutual, Valley Forge, Pennsylvania owned 210,447 shares (5.34%); United of Omaha Life Insurance Co., Omaha, Nebraska owned 1,361,165 shares (34.52%); Transamerica Occidental Life Insurance Co., Charlotte, North Carolina owned 441,046 shares (11.18%); Lincoln Benefit Life Co., Lincoln, Nebraska owned 263,646 shares (6.69%); and Aetna Retirement Services Central Valuation Unit, Hartford, Connecticut owned 1,255,021 shares (31.83%). As of March 24, 1997, the following shareholders of record owned 5% or more of the outstanding shares of Federated High Income Bond Fund II: Life of Virginia, Richmond, Virginia owned 1,328,893 shares (18.42%); Lincoln Benefit Life Co., Lincoln, Nebraska owned 560,500 shares (7.77%); and Aetna Retirement Services Central Valuation Unit, Hartford, Connecticut owned 4,388,070 shares (60.83%).


As of March 24, 1997, the following shareholders of record owned 5% or more of the outstanding shares of Federated International Equity Fund II: Aetna


Retirement Services Central Valuation Unit, Hartford, Connecticut owned 1,787,050 shares (95.47%).
As of March 24, 1997, the following shareholders of record owned 5% or more of the outstanding shares of Federated Equity Income Fund II: Aetna Retirement Services Central Valuation Unit, Hartford, Connecticut owned 181,420 shares (99.98%).
TRUSTEES' COMPENSATION


                      AGGREGATE
NAME ,                COMPENSATION
POSITION WITH         FROM              TOTAL COMPENSATION PAID
TRUST                 TRUST*#           FROM FUND COMPLEX +


John F. Donahue       $0                $0 for the Trust and
Chairman and Trustee                    56 other investment companies in
the Fund Complex
Thomas G. Bigley      $1,154            $108,725 for the Trust and
Trustee                                 56 other investment companies in
the Fund Complex
John T. Conroy, Jr.   $1,270            $119,615 for the Trust and
Trustee                                 56 other investment companies in
the Fund Complex
William J. Copeland   $1,270            $119,615 for the Trust and
Trustee                                 56 other investment companies in
the Fund Complex
J. Christopher Donahue,                 $0   $0 for the Trust and


President and Trustee                   15 other investment companies in
the Fund Complex
James E. Dowd         $1,270            $119,615 for the Trust and
Trustee                                 56 other investment companies in
the Fund Complex
Lawrence D. Ellis, M.D.                 $1,154    $108,725 for the Trust
and
Trustee                                 56 other investment companies in
the Fund Complex
Edward L. Flaherty, Jr.                 $1,270    $119,615 for the Trust
and
Trustee                                 56 other investment companies in
the Fund Complex
Peter E. Madden       $1,154            $108,725 for the Trust and
Trustee                                 56 other investment companies in
the Fund Complex
Gregor F. Meyer       $1,154            $108,725 for the Trust and
Trustee                                 56 other investment companies in
the Fund Complex
John E. Murray, Jr.,  $1,154            $108,725 for the Trust and
Trustee                                 56 other investment companies in
the Fund Complex
Wesley W. Posvar      $1,154            $108,725 for the Trust and
Trustee                                 56 other investment companies in
the Fund Complex
Marjorie P. Smuts     $1,154            $108,725 for the Trust and
Trustee                                 56 other investment companies in
the Fund Complex




*Information is furnished for the fiscal year ended December 31, 1996. #The aggregate compensation is provided for the Trust which is comprised of eight portfolios. +The information is provided for the last calendar year. TRUSTEE LIABILITY The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


INVESTMENT ADVISORY SERVICES

ADVISERS TO THE FUNDS
Federated Advisers is the investment adviser to Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Prime Money Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II and Federated Equity Income Fund II. Federated Global Research Corp. is the investment adviser to Federated International Equity Fund II. Federated Advisers and Federated Global Research Corp. are subsidiaries of Federated Investors. All voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. The advisers shall not be liable to the Funds or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
ADVISORY FEES
For their advisory services, Federated Advisers and Federated Global Research Corp. receive an annual investment advisory fee as described in the prospectus. For the fiscal years ended December 31, 1996 and 1995, and for the period from December 9, 1993 (start of business) to December 31, 1994, Federated Advisers earned advisory fees from Federated American Leaders Fund II of $693,045, $142,579 and $4,397, respectively, of which $203,603, $142,579, and $4,397 were voluntarily waived. For the fiscal year ended December 31, 1996, and for the period from November 9, 1995 (date of initial public investment) to December 31, 1995, Federated Advisers earned advisory fees from Federated Growth Strategies Fund II of $51,083 and $231, all of which were voluntarily waived. For the fiscal years ended December 31, 1996 and 1995, and for the period from December 9, 1993 (start of business) to December 31, 1994, Federated Advisers earned advisory fees from Federated Utility Fund II of $361,797, $89,752 and $2,077, respectively, of which $248,058, $89,752 and $2077 were voluntarily waived. For the fiscal years ended December 31, 1996 and 1995, and for the period from December 10, 1993 (start of business) to December 31, 1994, Federated Advisers earned advisory fees from Federated Prime Money Fund II of $154,455, $40,601 and $287, respectively, all of which were voluntarily waived. For the fiscal years ended December 31, 1996 and 1995, and for the period from December 8, 1993 (start of business) to December 31, 1994, Federated Advisers earned advisory fees from Federated Fund for U.S. Government Securities II of $141,092, $30,456 and $2,605, respectively, all of which were voluntarily waived. For the fiscal years ended December 31, 1996 and 1995, and for the period from December 9, 1993 (start of business) to December 31, 1994, Federated Advisers earned advisory fees from Federated High Income Bond Fund II of $240,233, $46,425 and $7,966, respectively, of which $203,132, $46,425 and
$7,966 were voluntarily waived. For the fiscal year ended December 31, 1996 and for the period from May 5, 1995 (date of initial public investment) to December 31, 1995, Federated Global Research Corp. earned advisory fees from Federated International Equity Fund II of $106,851 and $12,476, respectively, all of which were voluntarily waived.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the advisers look for prompt execution of the order at a favorable price. In working with dealers, the advisers will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The advisers make decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The advisers may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the advisers and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the advisers or by affiliates in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the advisers or their affiliates might otherwise have paid, it would tend to reduce their expenses. The advisers and their affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions.


They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal years ended December 31, 1996 and 1995, and for the period from December 9, 1993 (start of business) to December 31, 1994, Federated American Leaders Fund II paid $234,623, $49,713 and $3,714, respectively, in brokerage commissions on brokerage transactions. For the fiscal year ended December 31, 1996 and for the period from November 9, 1995 (date of initial public investment) to December 31, 1995, Federated Growth Strategies Fund II paid $26,305 and $322, respectively, in brokerage commissions on brokerage transactions. For the fiscal years ended December 31, 1996 and 1995, and for the period from December 9, 1993 (start of business) to December 31, 1994, Federated Utility Fund II paid $81,701, $59,746 and $476, respectively, in brokerage commissions on brokerage transactions. For the fiscal years ended December 31, 1996 and 1995, and for the period from December 10, 1993 (start of business) to December 31, 1994, Federated Prime Money Fund II did not pay brokerage commissions. For the fiscal years ended December 31, 1996 and 1995, and for the period from December 8, 1993 (start of business) to December 31, 1994, Federated Fund for U.S. Government Securities II paid $0, $322 and $), respectively, in brokerage commissions on brokerage transactions. For the fiscal years ended December 31, 1996 and 1995, and for the period from December 9, 1993 (start of business) to December 31, 1994, Federated High Income Bond Fund II did not pay brokerage commissions. For the fiscal year ended December 31, 1996 and for the period from May 5, 1995 (date of initial public investment) to December 31, 1995, Federated International Equity Fund II paid $104,437 and $15,076, respectively, in brokerage commissions on brokerage transactions.


Although investment decisions for the Funds are made independently from those of the other accounts managed by the advisers, investments of the type the Funds may make may also be made by those other accounts. When the Funds and one or more other accounts managed by the advisers are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the advisers to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Funds.
OTHER SERVICES

FUND ADMINISTRATION
Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for a fee as described in the prospectus. From March 1, 1994, to March 1, 1996, Federated Administrative Services served as the Fund's Administrator. Prior to March 1, 1994, Federated Administrative Services, Inc. served as the Funds' Administrator. Both former Administrators are subsidiaries of Federated Investors. For purposes of this Statement of Additional Information, Federated Services Company, Federated Administrative Services and Federated Administrative Services, Inc. may hereinafter collectively be referred to as the `Administrators." For the fiscal years ended December 31, 1996 and 1995, and for the period from December 9, 1993 (start of business) to December 31, 1994, the Administrators earned $125,000, $125,000 and $73,288, respectively, from Federated American Leaders Fund II. For the fiscal year ended December 31, 1996 and for the period from November 9, 1995 (date of initial public investment) to December 31, 1995, the


Administrators earned $125,000 and $17,808, respectively, from Federated Growth Strategies Fund II. For the fiscal years ended December 31, 1996 and 1995, and for the period from December 9, 1993 (start of business) to December 31, 1994, the Administrators earned $125,000, $125,000 and $73,289, respectively, from Federated Utility Fund II. For the fiscal years ended December 31, 1996 and 1995, and for the period from December 10, 1993 (start of business) to December 31, 1994, the Administrators earned $125,000, $125,000 and $14,041, respectively, from Federated Prime Money Fund II. For the fiscal years ended December 31, 1996 and 1995, and for the period from December 8, 1993 (start of business) to December 31, 1994, the Administrators earned $125,000, $125,000 and $63,015, respectively, from Federated Fund for U.S. Government Securities II. For the fiscal years ended December 31, 1996 and 1995, and for the period from December 9, 1993 (start of business) to December 31, 1994, the Administrators earned $125,000, $125,000 and $52,398, respectively, from Federated High Income Bond Fund II. For the fiscal year ended December 31, 1996 and for the period from May 5, 1995 (date of initial public investment) to December 31, 1995, the Administrators earned $125,000 and $81,165, respectively, from Federated International Equity Fund II. CUSTODIAN AND PORTFOLIO ACCOUNTANT State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Funds. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to each Fund's portfolio investments. The fee paid for this service is based upon the level of each Fund's average net assets for the period plus out-of-pocket expenses.




TRANSFER AGENT
Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders.
INDEPENDENT AUDITORS
The independent auditors for the Funds are Deloitte & Touche LLP, Pittsburgh,
PA.
PURCHASES AND REDEMPTIONS

Shares of the Funds are sold at their net asset value on days the New York Stock Exchange is open for business. The procedure for purchasing and redeeming shares of the Funds is explained in the prospectus under `Purchases and Redemptions" and "What Shares Cost." DISTRIBUTION PLAN (FEDERATED EQUITY INCOME FUND II ONLY) The Plan permits the payment of fees to financial institutions and the distributor to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities may include, but are not limited to: marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.


By adopting the Plan, the Trustees expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objective, and properly servicing these accounts, the Fund may be able to curb sharp fluctuations in rates of redemptions and sales. Other benefits include: (1) an efficient and effective administrative system; (2) a more efficient use of shareholder assets by having them rapidly invested with a minimum of delay and administrative detail; and efficient and reliable shareholder records system and prompt responses to shareholder requests and inquiries concerning their accounts. Federated Equity Income Fund Ii is not currently paying any 12b-1 fees under the Plan. Should the Fund begin to pay these fees, shareholders would be notified DETERMINING NET ASSET VALUE

The net asset value of Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, Federated International Equity Fund II and Federated Equity Income Fund II generally changes each day. The days on which net asset value is calculated by the Funds are described in the prospectus. Dividend income of Federated International Equity Fund II and Federated Equity Income Fund II is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Funds are informed of the ex-dividend date.


DETERMINING MARKET VALUE OF SECURITIES
The values of the portfolio securities in Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Fund for U.S. Government Securities II, and Federated High Income Bond Fund II are determined as follows:
     ofor equity securities and bonds and other fixed income securities, according to the last sale price on a national securities exchange, if available;
     oin the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;


     ofor bonds and other fixed income securities, at the last sale price on a national securities exchange, if available, otherwise as determined by an independent pricing service;
     ofor unlisted equity securities, the latest mean prices;
     ofor short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service; or ofor all other securities, at fair value as determined in good faith by the Trustees.
The values of the portfolio securities in Federated International Equity Fund II and Federated Equity Income Fund II are determined as follows:
     oaccording to the last reported sale price on a recognized securities exchange, if available. (If a security is traded on more than one exchange, the price on the primary market for that security, as determined by the Fund's adviser is used.);


     o(with respect to Federated Equity Income Fund II) according to the last reported bid price, if no sale on the recognized exchange is reported or if the security is traded over-the-counter;
     o(with respect to Federated International Equity Fund II) according to the mean between the last closing bid and asked prices, if no sale on the recognized exchange is reported or if the security is traded over-the-counter;
     oat fair value as determined in good faith by the Trustees; or ofor short-term obligations with remaining maturities of less than 60 days at the time of purchase, at amortized cost, which approximates value.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
TRADING IN FOREIGN SECURITIES
Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, Federated International Equity Fund II values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.
USE OF THE AMORTIZED COST METHOD
The Trustees have decided that the best method for determining the value of portfolio instruments for Federated Prime Money Fund II is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Federated Prime Money Fund II's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the `Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Prime Money Fund's investment objective. Under the Rule, Federated Prime Money Fund II is permitted to purchase instruments which are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles Federated Prime Money Fund II to receive the principal amount of the instrument from the issuer or a third party on (1) no more than 30 days' notice or (2) at specified intervals not exceeding 397 calendar days on no more than 30 days' notice. A standby commitment entitles Federated Prime Money Fund II to achieve same-day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.




   MONITORING PROCEDURES
     The Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.50% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.
   INVESTMENT RESTRICTIONS
     The Rule requires that Federated Prime Money Fund II limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more nationally recognized statistical rating organizations. If the instruments are not rated, the Trustees must determine that they are of comparable quality. The Rule also requires Federated Prime Money Fund II to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instrument with a remaining maturity of more than thirteen months can be purchased by Federated Prime Money Fund
     II. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, Federated Prime Money Fund II will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.


Federated Prime Money Fund II may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of Federated Prime Money Fund II computed by dividing the annualized daily income on Federated Prime Money Fund II's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of Federated Prime Money Fund II computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates. MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.


TAX STATUS

THE FUNDS' TAX STATUS
The Funds will pay no federal income tax because each expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, a Fund must, among other requirements:
     oderive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
     oderive less than 30% of its gross income from the sale of securities held less than three months;
     oinvest in securities within certain statutory limits; and odistribute to its shareholders at least 90% of its net income earned during the year.
However, Federated International Equity Fund II may invest in the stock of certain foreign corporations which would constitute a Passive Foreign Investment Company (`PFIC"). Federal income taxes may be imposed on Federated International Equity Fund II upon disposition of PFIC investments. SHAREHOLDERS' TAX STATUS Each Fund intends to comply with the variable asset diversification regulations which are described in the prospectus and this Statement. If a Fund fails to comply with these regulations, contracts invested in that fund shall not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code. Contract owners should review the contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from each Fund to the separate accounts.
FOREIGN TAXES
Investment income on certain foreign securities in which Federated International Equity Fund II may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which Federated International Equity Fund II would be subject.
TOTAL RETURN

For the one-year period ended December 31, 1996, and for the period from February 1, 1994 (date of initial public investment) to December 31, 1996, the average annual total returns for Federated American Leaders Fund II were 21.58% and 18.03%, respectively. For the one year period ended December 31, 1996 and for the period from November 9, 1995 (date of initial public investment) to December 31, 1996, the average annual total returns of Federated Growth Strategies Fund II were 24.32% and 24.04%, respectively. For the one-year period ended December 31, 1996, and for the period from April 14, 1994 (date of initial public investment) to December 31, 1996, the average annual total returns for Federated Utility Fund II were 11.56% and 10.63%, respectively. For the one-year period ended December 31, 1996, and for the period from November 18, 1994 (date of initial public investment) to December 31, 1996, the average annual total returns for Federated Prime Money Fund II were 4.75% and 4.95%, respectively. For the one-year period ended December 31, 1996, and for the period from March 29, 1994 (date of initial public investment) to December 31, 1996, the average annual total returns for Federated Fund for U.S. Government Securities II were 4.20% and 5.62%, respectively. For the one-year period ended December 31, 1996, and for the period from February 2, 1994 (date of initial public investment) to December 31, 1996, the average annual total returns for Federated High Income Bond Fund II were 14.31% and 10.48%, respectively. For the one-year period ended December 31, 1996 and for the period from May 5, 1995 (date of initial public investment) to December 31, 1996, the average annual total returns of Federated International Equity Fund II were 8.32% and 7.17%, respectively.


The average annual total returns for the Funds are the average compounded rates of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly, quarterly, or annual, as applicable, reinvestment of all dividends and distributions. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of a Fund's performance. YIELD

The yields for Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Fund for U.S.


Government Securities II, and Federated High Income Bond Fund II for the thirty-day period ended December 31, 1996, were 1.33%, 0.39%, 3.29%, 5.96% and 8.87%, respectively. Federated International Equity Fund II did not calculate a yield for the thirty-day period ended December 31, 1996. The yields for Federated American Leaders Fund II, Federated Growth Strategies Fund II, Federated Utility Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, Federated International Equity Fund II are determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by a Fund over a thirty-day period by the offering price per share of a Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by a Fund because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. Also the yield does not reflect the charges and expenses of an insurance contract. You should review the performance figures for your contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of a Fund's performance. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in any class of Shares, the performance will be reduced for those shareholders paying those fees. The yield for Federated Prime Money Fund II for the seven-day period ended December 31, 1996, was 4.77%.


Federated Prime Money Fund II calculates its yield daily, based upon the seven days ending on the day of the calculation, called the `base period."This yield is computed by:
     odetermining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;
     odividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and
     omultiplying the base period return by 365/7.
EFFECTIVE YIELD

The effective yield for Federated Prime Money Fund II for the seven-day period ended December 31, 1996, was 4.88%. Federated Prime Money Fund II's effective yield is computed by compounding the unannualized base period return by:
     oadding 1 to the base period return; oraising the sum to the 365/7th power; and osubtracting 1 from the result.


Effective yield does not reflect the charges and expense of a variable annuity contract. You should review the performance figures for your insurance contract, which figures reflect the applicable charges and expenses of the contract. Such performance figures will accompany any advertisement of a Fund's performance.


PERFORMANCE COMPARISONS

Each Fund's performance depends upon such variables as:
     oportfolio quality;
     oaverage portfolio maturity;
     otype of instruments in which the portfolio is invested;
     ochanges in interest rates and market value of portfolio securities; ochanges in Fund expenses; and othe relative amount of the Fund's cash flow.
A Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share (except with respect to Federated Prime Money Fund
II) fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return. Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:
     oDOW JONES INDUSTRIAL AVERAGE is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.
     oSTANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industrial, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the Standard & Poor's figures.
     oLIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Trust may quote its Lipper ranking in various fund categories in advertising and sales literature.
     OLIPPER HIGH CURRENT YIELD AVERAGE is composed of approximately 141 funds which invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. From time to time, Federated High Income Bond Fund II will compare its total return to the average total return of the funds comprising the average for the same calculation period.
     OLIPPER UTILITY FUND AVERAGE is composed of approximately 87 funds which invest 65% of their equity portfolio in utility stocks. From time to time, Federated Utility Fund II will compare its total return to the average total return of the funds comprising the average for the same calculation period.
     oLEHMAN BROTHERS GOVERNMENT/CORPORATE (TOTAL) INDEX is comprised of approximately 5,000 issues which include: nonconvertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers , Inc., the index calculates total returns for one month, three month, twelve month, and ten year periods and year-to-date.


     oLEHMAN BROTHERS GOVERNMENT/CORPORATE (LONG-TERM) INDEX is composed of the same types of issues as defined above. However, the average maturity of the bonds included in this index approximates 22 years.
     oLEHMAN BROTHERS GOVERNMENT INDEX is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.
     oLEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX includes 15- and 30-year fixed-rated securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Corporation. Graduated payment mortgages and balloons are included in the index.
     oMORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
     oBANK RATE MONITOR NATIONAL INDEX, Miami Beach, Florida, is a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are an average of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution, and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.
     oMONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the Fund will quote its MONEY ranking in advertising and sales literature.
     oSTANDARD & POOR'S UTILITY INDEX is an unmanaged index of common stocks from forty different utilities. This index indicates daily changes in the price of the stocks. The index also provides figures for changes in price from the beginning of the year to date, and for a twelve month period.
     oDOW JONES UTILITY INDEX is an unmanaged index comprised of fifteen utility stocks that tracks changes in price daily and over a six month period. The index also provides the highs and lows for each of the past five years.
     oMORGAN STANLEY EUROPE, AUSTRALIA, AND FAR EAST (EAFE) Index is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Capital International, S.A., Geneva, Switzerland.
     oSALOMON BROTHERS WORLD EQUITY INDEX EX U.S. is a capitalization-weighted index comprised of equities from 22 countries excluding the United States.
     oFT ACTUARIES WORLD - EX U.S. index is comprised of 1,740 stocks, excluding U.S. stocks, jointly compiled by the Financial Times Ltd., Goldman, Sachs & Co., and NatWest Securities Ltd. in conjunction with the Institute of Actuaries and the Faculty of Actuaries.
     oSTANDARD & POOR'S LOW-PRICED INDEX compares a group of approximately twenty actively traded stocks priced under $25 for one month periods and year-to-date.
     oSTANDARD & POOR'S 500 ("S&P 500") is an unmanaged index of common stocks in industry, transportation, finance, and public utilities denoting general market performance, as monitored by Standard & Poor's Ratings Group.
     oLIPPER GROWTH FUND AVERAGE is an average of the total returns for 251 growth funds tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service.


     oLIPPER GROWTH FUND INDEX is an average of the net asset-valuated total returns for the top 30 growth funds tracked by Lipper Analytical Services, Inc.
     oLEHMAN BROTHERS HIGH YIELD INDEX and its sub-indices are based on credit quality and/or duration. The Lehman Brothers High Yield Index covers the universe of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds included in the High


      Yield Index must be dollar-denominated and non-convertible and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Generally securities must be rated Ba1 or lower by Moody's Investors Service, including defaulted issues. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investors Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.
In addition, Federated Equity Income Fund II will, from time to time, use the following standard convertible securities indices against which it will compare its performance: Goldman Sachs Convertible 100; Kidder Peabody Convertible Bond Index; Value Line Convertible Bond Index; and Dow Jones
Utility Index.
Advertisements and other sales literature for the Funds may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Funds based on monthly, quarterly, or yearly, as applicable, reinvestment of dividends over a specific period of time. From time to time as it deems appropriate, the Funds may advertise their performance using charts, graphs and descriptions compared to federally insured bank products, including certificates of deposit and time deposits, and to money market funds using the Lipper Analytical Services money market instrument average. In addition, advertising and sales literature for the Funds may use charts and graphs to illustrate the principals of dollar-cost averaging and may disclose the amount of dividends paid by the Funds over certain periods of time.


Advertising and other promotional literature may include charts, graphs and other illustrations using the Funds' returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Funds can compare their performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.
ECONOMIC AND MARKET INFORMATION
Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual funds industry, including the growth of the industry, from sources such as the Investment Company Institute. ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making-structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers. The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.


In the equity sector, Federated Investors has more than 26 years experience. As of December 31, 1996, Federated managed 31 equity funds totaling approximately $7.6 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.


In the corporate bond sector, as of December 31, 1996, Federated managed 12 money market funds and 17 bonds funds with assets approximating $17.2 billion and $4.0 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 21 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset- backed securities market, a market totaling more than $200 billion. In the government sector, as of December 31, 1996, Federated managed 9 mortgage-backed, 5 government/agency and 17 government money market mutual funds, with assets approximating $6.3 billion, $1.7 billion and $23.6 billion, respectively. Federated trades approximately $309 million in U.S. government and mortgage-backed securities daily and places $17 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages nearly $30 billion in government funds within these maturity ranges.


In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market mutual funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1996, Federated managed more than $50.3 billion in assets across 50 money market funds, including 18 government, 11 prime and 21 municipal with assets approximating $28.0 billion, $12.8 billion and $9.5 billion, respectively. J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios. MUTUAL FUND MARKET Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.* Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL CLIENTS Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.
BANK MARKETING
Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales.
BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country -- supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.




*Source:  Investment Company Institute


FINANCIAL STATEMENTS

The Funds' Financial Statements for the fiscal year ended December 31, 1996, are incorporated herein by reference to the Annual Reports of the


Funds dated December 31, 1996 (File Nos. 33-69268 and 811-8042). Copies of the Reports may be obtained without charge by contacting the respective Fund.


PART C.         OTHER INFORMATION.

Item 24.          Financial Statements and Exhibits:
  (a) Financial Statements: (1-7) incorporated by reference to the Funds' annual reports dated December 31, 1996 (File Nos. 33-69268 and 811-8042) (8)
     Filed in Part A.
  (b) Exhibits:
 (1)   Conformed copy of Amended and Restated Declaration of Trust; (3)
            (i)     Conformed copy of Amendment #5 to the Declaration of Trust;
                    (10)
            (ii)    Conformed copy of Amendment #6 to the Declaration of Trust;
                     (11)
 (2)   Copy of By-Laws; (2)
 (3)   Not Applicable;
 (4)        (i)     Copy of Specimen Certificate for Shares of Beneficial
                    Interest of Federated American Leaders Fund II; +
            (ii)    Copy of Specimen Certificate for Shares of Beneficial
                    Interest of Federated Utility Fund II; +
            (iii)   Copy of Specimen Certificate for Shares of Beneficial
                    Interest of Federated Fund for U.S. Government Securities
                    II; +
            (iv)    Copy of Specimen Certificate for Shares of Beneficial
                    Interest of Federated High Income Bond Fund II; +
            (v)     Copy of Specimen Certificate for Shares of Beneficial
                    Interest of Federated Prime Money Fund II; +
            (vi)    Copy of Specimen Certificate for Shares of Beneficial
                    Interest of Federated International Equity Fund II; (4)
            (vii)   Copy of Specimen Certificate for Shares of Beneficial
                    Interest of Federated Growth Strategies Fund II; +
            (viii)Copy of Specimen Certificate for Shares of Beneficial Interest
                  of Federated Equity Income Fund II; +
 (5)   Conformed copy of Investment Advisory Contract;(3)
            (i)     Conformed copy of Exhibit A to Investment Advisory
                    Contract; (3)
            (ii)    Conformed copy of Exhibit B to Investment Advisory
                    Contract; (3)
            (iii)   Conformed copy of Exhibit C to Investment Advisory
                    Contract; (3)
            (iv)    Conformed copy of Exhibit D to Investment Adivsory
                    Contract; (3)
            (v)     Conformed copy of Exhibit E to Investment Adivsory
                    Contract; (3)
            (vi)    Conformed copy of Exhibit F to Investment Advisory
                    Contract; (6)

+ All exhibits have been filed electronically.
(2) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A filed April 29, 1994. (File Nos. 33-69268 and 811-8042).
(3) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 2 on Form N-1A filed August 23, 1994. (File Nos. 33-69268 and 811-8042).
(6) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 5 on Form N-1A filed April 3, 1995. (File Nos. 33-69268 and 811-80420).
(10) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed February 16, 1996. (File Nos. 33-69268 and 811-8042O).
(11) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 10 on Form N-1A filed March 28, 1996. (File Nos. 33-69268 and 811-8042O).

                   (vii) Conformed copy of Exhibit G to the
                   Trust's present investment advisory contract
                   to add Federated Growth Strategies Fund II
                   (formerly, Growth Stock Fund); (10)
                   (viii)Conformed copy of Exhibit H to the
                   Trust's present investment advisory contract
                   to add Federated Growth Strategies Fund II
                   (formerly, Growth Stock Fund); (12)
        (5a)  Conformed copy of Investment Advisory
              Contract; (10)
                   (i)     Conformed copy of Exhibit A to Investment Advisory
                           Contract; (10)
        (6)   Conformed copy of Distributor's Contract; (3)
                   (i) Conformed copy of Exhibit A to
                   Distributor's Contract; (3) (ii) Conformed
                   copy of Exhibit B to Distributor's Contract;
                   (3) (iii) Conformed copy of Exhibit C to
                   Distributor's Contract; (3) (iv) Conformed
                   copy of Exhibit D to Distributor's Contract;
                   (3) (v) Conformed copy of Exhibit E to
                   Distributor's Contract; (3) (vi) Conformed
                   copy of Exhibit F to Distributor's Contract;
                   (7) (vii) Conformed copy of Exhibit G to
                   Distributor's Contract; (10) (viii)Conformed
                   copy of Exhibit H to Distributor's Contract;
                   (12)
        (7)   Not Applicable;
        (8)   Conformed copy of Custodian Contract; (7)
        (9)        (i)     Conformed copy of Administrative Services Agreement;
                              (7)
                   (ii)    Conformed copy of Agreement for Fund Accounting
                           Services, Aministrative Services, Transfer Agency
                           Services, and Custody Services Procurement; (11)
        (10)  Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered; (2)
              (11) Consent of Independent Auditors; (14)
              (12) Not Applicable;
        (13)  Conformed copy of Initial Capital Understanding;(2)
        (14)  Not Applicable;
        (15)  Conformed Copy of Distribution Plan; (12)
        (16)       (i)     Copy of Federated American Leaders Fund II (formerly,
                          Equity Growth and Income Fund) Schedule for
                           Computation of Fund Performance Data; (3)

+  All exhibits have been filed electronically.
(2) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A filed April 29, 1994. (File Nos. 33-69268 and 811-8042).
(3) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 2 on Form N-1A filed August 23, 1994. (File Nos. 33-69268 and 811-8042).
(7) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 6 on Form N-1A filed April 21, 1995. (File Nos. 33-69268 and 811-80420).
(10) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed February 16, 1996. (File Nos. 33-69268 and 811-8042O).
(11) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 10 on Form N-1A filed March 28, 1996. (File Nos. 33-69268 and 811-8042O).
(12) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 12 on Form N-1A filed February 10, 1997. (File Nos. 33-69268 and 811-8042O).
(14) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 14 on Form N-1A filed April 14, 1997. (File Nos. 33-69268 and 811-8042O).

               (ii)    Copy of Federated Utility Fund II (formerly, Utility
                    Fund) Schedule for Computation of Fund Performance Data; (3)
               (iii) Copy of Federated Fund for U.S.
               Government Securities II (formerly, U.S.
               Government Bond Fund) Schedule for
               Computation of Fund Performance Data;(3)
               (iv) Copy of Federated High Income Bond Fund
               II (formerly, Corporate Bond Fund) Schedule for Computation of Fund Performance Data;
               (2) (v) Copy of Federated Prime Money Fund
               II (formerly, Prime Money Fund) Schedule for
               Computation of Fund Performance Data; (9)
               (vi) Copy of Federated International Equity
               Fund II (formerly, International Stock Fund)
               Schedule for Computation of Fund Performance
               Data; (10) (vii) Copy of Federated Growtht
               Strategies Fund II (formerly, Growth Stock
               Fund) Schedule for Computation of Fund
               Performance Data; (10) (vii) Copy of
               Federated Equity Income Fund II Schedule for
               Computation of Fund Performance Data; +
    (17) Copy of Financial Data Schedules; + (18) Not applicable (19) Conformed copy of Power of Attorney; +

Item 25.          Persons Controlled by or Under Common Control with Registrant:

                  None

Item 26. Number of Holders of Securities:

                                                       Number of Record Holders
  Title of Class                                          as of July 7, 1997

  Shares of beneficial interest
  (no par value)

  Federated American Leaders Fund II                                   16
  Federated Growth Strategies Fund II                                   7
  Federated Utility Fund II                                            19
  Federated Prime Money Fund II                                        17
  Federated Fund for U.S. Government                                   22
    Securities II
  Federated High Income Bond Fund II                                   20
  Federated International Equity Fund II                                9
  Federated Equity Income Fund II                                       9

Item 27.          Indemnification: (1)


+ All exhibits have been filed electronically.

(1) Response is incorported by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-1A filed December 10, 1993. (File Nos. 33-69268 and 811-80420).
(2) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A filed April 29, 1994. (File Nos. 33-69268 and 811-8042).
(3) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 2 on Form N-1A filed August 23, 1994. (File Nos. 33-69268 and 811-8042).
(9) Response is incorported by reference to Registrant's Post-Effective Amendment No. 7 on Form N-1A filed August 28, 1995. (File Nos. 33-69268 and 811-80420).
(10) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed February 16, 1996. (File Nos. 33-69268 and 811-8042O).

Item 28.          Business and Other Connections of Investment Adviser:

                  For a description of the other business of Federated Advisers, the investment adviser to all of the investment portfolios of the Trust, except for Federated International Equity Fund II, see the section entitled "Fund Information - Management of the Fund" in Part A. The affiliations with the Registrant of three of the Trustees and one of the Officers of the investment adviser are included in Part B of this Registration Statement under "Federated Insurance Series Management." The remaining Trustee of the investment adviser, his position with the investment adviser, and, in parentheses, his principal occupation is: Mark D.
                  Olson (Partner, Wilson, Holbrook and Bayard), 107 W. Market Street, Georgetown, Delaware 19447.

                   The  remaining Officers of the investment adviser are:
                   William D.Dawson, III, Henry A.Frantzen, and J.Thomas Madden,
                    Executive Vice Presidents; Peter R. Anderson, Drew J.Collins, Jonathan C.Conley, Deborah A. Cunningham, Mark E. Durbiano, J. Alan Minteer, Susan M. Nason, and Mary Jo Ochson, Senior Vice Presidents; J. Scott Albrecht, Joseph M. Balestrino, Randall S. Bauer, David F. Belton, Christine A. Bosio, David A. Briggs, Kenneth J. Cody, Alexandre de Bethmann, Michael P. Donnelly, Linda A. Duessel, Donald T. Ellenberger, Kathleen M. Foody-Malus, Thomas M. Franks, Edward C. Gonzales, James E. Grefenstette, Susan R. Hill, Stephen A. Keen, Robert K. Kinsey, Robert M. Kowit, Jeff A. Kozemchak, Marian R. Marinack, Sandra L. McInerney, Robert
                    J. Ostrowski, Charles A. Ritter, Scott B. Schermerhorn, Frank Semack, Aash M. Shah, William F. Stolz, Tracy P. Stouffer, Edward J. Tiedge, Paige M. Wilhelm, and Jolanta M. Wysocka, Vice Presidents; Thomas R. Donahue, Treasurer; and Stephen A. Keen, Secretary. The business address of each of the Officers of the investment adviser is Federated Investors Tower, Pittsburgh, PA 15222-3779. These individuals are also officers of a majority of the investment advisers to the Funds listed in Part B of this Registration Statement.


                  For information as to the business, profession, vocation, and employment of a substantial nature of directors and officers of Federated Globl Research Corp., the investment adviser to Federated International Equity Fund II, reference is made to Federated Globl Research Corp's current Form ADV (File No. 801-49470) filed under the Investment Advisers Act of 1940, as amended, which is incorporated herein by reference.

Item 29.          Principal Underwriters:

                  (a) Federated Securities Corp., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; BayFunds; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Independence One Mutual Funds; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Marshall Funds, Inc.; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; SouthTrust Vulcan Funds; Star Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Biltmore Funds; The Biltmore Municipal Funds; The Monitor Funds; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Tower Mutual Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Vision Group of Funds, Inc.; WesMark Funds; and World Investment Series, Inc.

     Federated Securities Corp. also acts as principal underwriter for the following closed-end investment company: Liberty Term Trust, Inc.- 1999.


                  (b)
              (1)                                         (2)                                   (3)
Name and Principal                             Positions and Offices                  Positions and Offices
 Business Address                                 With Underwriter                      With Registrant

Richard B. Fisher                              Director, Chairman, Chief                 Vice President
Federated Investors Tower                      Executive Officer, Chief
Pittsburgh, PA 15222-3779                      Operating Officer, Asst.
                                               Secretary, and Asst.
                                               Treasurer, Federated
                                               Securities Corp.

Edward C. Gonzales                             Director, Executive Vice                  Executive Vice
Federated Investors Tower                      President, Federated,                     President
Pittsburgh, PA 15222-3779                      Securities Corp.

Thomas R. Donahue                              Director, Assistant Secretary,
Federated Investors Tower                      Assistant Treasurer
Pittsburgh, PA 15222-3779                      Federated Securities Corp

John B. Fisher                                 President-Institutional Sales,            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

James F. Getz                                  President-Broker/Dealer,                          --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mark R. Gensheimer                             Executive Vice President of                       --
Federated Investors Tower                      Bank/Trust, Federated
Pittsburgh, PA 15222-3779                      Securities Corp.

Mark W. Bloss                                  Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard W. Boyd                                Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Laura M. Deger                                 Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Theodore Fadool, Jr.                           Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779




              (1)                                         (2)                                   (3)
Name and Principal                             Positions and Offices                  Positions and Offices
 Business Address                                 With Underwriter                      With Registrant

Bryant R. Fisher                               Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Christopher T. Fives                           Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

James S. Hamilton                              Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

James M. Heaton                                Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Keith Nixon                                    Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Solon A. Person, IV                            Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Timothy C. Pillion                             Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Thomas E. Territ                               Senior Vice President,                            --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Teresa M. Antoszyk                             Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

John B. Bohnet                                 Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Byron F. Bowman                                Vice President, Secretary,                        --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Jane E. Broeren-Lambesis                       Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Dale R. Browne                                 Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mary J. Combs                                  Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

R. Edmond Connell, Jr.                         Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

R. Leonard Corton, Jr.                         Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Kevin J. Crenny                                Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779




              (1)                                         (2)                                   (3)
Name and Principal                             Positions and Offices                  Positions and Offices
 Business Address                                 With Underwriter                      With Registrant

Daniel T. Culbertson                           Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

G. Michael Cullen                              Vice President,                                   --
Federated Investors Tower                      Federated Securites Corp.
Pittsburgh, PA 15222-3779

William C. Doyle                               Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Jill Ehrenfeld                                 Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mark D. Fisher                                 Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Joseph D. Gibbons                              Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

John K. Goettlicher                            Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Craig S. Gonzales                              Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard C. Gonzales                            Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Bruce E. Hastings                              Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Beth A. Hetzel                                 Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

James E. Hickey                                Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Brian G. Kelly                                 Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

H. Joseph Kennedy                              Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Mark J. Miehl                                  Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard C. Mihm                                Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

J. Michael Miller                              Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779




              (1)                                         (2)                                   (3)
Name and Principal                             Positions and Offices                  Positions and Offices
 Business Address                                 With Underwriter                      With Registrant

Robert D. Oehlschlager                         Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Thomas A. Peters III                           Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Robert F. Phillips                             Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard A. Recker                              Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Eugene B. Reed                                 Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

George D. Riedel                               Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Paul V. Riordan                                Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

John Rogers                                    Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Brian S. Ronayne                               Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Thomas S. Schinabeck                           Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Edward L. Smith                                Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

David W. Spears                                Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

John A. Staley                                 Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Jeffrey A. Stewart                             Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard Suder                                  Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Jamie M. Teschner                              Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

William C. Tustin                              Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779




              (1)                                         (2)                                   (3)
Name and Principal                             Positions and Offices                  Positions and Offices
 Business Address                                 With Underwriter                      With Registrant

Paul A. Uhlman                                 Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Miles J. Wallace                               Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

John F. Wallin                                 Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Richard B. Watts                               Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Edward J. Wojnarowski                          Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Michael P. Wolff                               Vice President,                                   --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Edward R. Bozek                                Assistant Vice President,                         --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Terri E. Bush                                  Assistant Vice President,                         --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Charlene H. Jennings                           Assistant Vice President,                         --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Matthew S. Propelka                            Assistant Vice President,                         --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Denis McAuley  Treasurer,                                                                 --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

Leslie K. Platt                                Assistant Secretary,                              --
Federated Investors Tower                      Federated Securities Corp.
Pittsburgh, PA 15222-3779

       (c)     Not applicable

Item 30.          Location of Accounts and Records:

                  All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

           Registrant                            Federated Investors Tower
                                                 Pittsburgh, PA 15222-3779

           Federated Shareholder                 P.O. Box 8600
           Services Company                      Boston, MA 02266-8600
           Transfer Agent, Dividend
           Disbursing Agent and
           Portfolio Recordkeeper

           Federated Services                    Federated Investors Tower
           Company                               Pittsburgh, PA 15222-3779
           Administrator

           Federated Advisers                    Federated Investors Tower
           Investment Adviser                    Pittsburgh, PA 15222-3779

           Federated Global Research             175 Water Street
           Corp.  New York, NY 10038-4965
           Investment Adviser

           State Street Bank and                 P.O. Box 8600
           Trust Company                         Boston, MA 02266-8600
           Custodian

Item 31.          Management Services:  Not applicable.

Item 32.          Undertakings:

                  Registrant hereby undertakes to comply with the provisions of
Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

                  Registrant hereby undertakes to furnish each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FEDERATED INSURANCE SERIES, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 31st day of July, 1997.

                           FEDERATED INSURANCE SERIES

                           BY: /s/ Matthew S. Hardin
                           Matthew S. Hardin, Assistant Secretary
                           Attorney in Fact for John F. Donahue
                           July 31, 1997

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

      NAME                            TITLE                              DATE

By:   /s/ Matthew S. Hardin
      Matthew S. Hardin            Attorney In Fact     July 31, 1997
      ASSISTANT SECRETARY          For the Persons
                                   Listed Below

      NAME                            TITLE

John F. Donahue*                   Chairman and Trustee
                                   (Chief Executive Officer)

J. Christopher Donahue*            President and Trustee

John W. McGonigle*                 Executive Vice President,
                                   Secretary and Treasurer
                                   (Principal Financial and
                                   Accounting Officer)

Thomas G. Bigley*                  Trustee

John T. Conroy, Jr.*               Trustee

William J. Copeland*               Trustee

James E. Dowd*                     Trustee

Lawrence D. Ellis, M.D.*           Trustee

Edward L. Flaherty, Jr.*           Trustee

Peter E. Madden*                   Trustee

Gregor F. Meyer*                   Trustee

John E. Murray, Jr.*               Trustee

Wesley W. Posvar*                  Trustee

Marjorie P. Smuts*                 Trustee

* By Power of Attorney